Exhibit C

INDEX TO FINANCIAL STATEMENTS

2011-2012

Page No.
A	SUMMARY STATEMENTS - 2011/2012 BUDGET

	Summary of Expenditure Estimates by Ministries and Departments			1-3
	Summary of Estimates of Expenditure			4-7
	Statutory Provisions and Provisions to be Voted			8-10
	Summary of Total Expenditure by Objects by Head			11-22
	Summary of Total Expenditure Classified by Objects			23-25

B	STATEMENTS OUT TURN 2010/2011 - POSITION AT 31st MARCH 2011

	Statement I	-	Receipts and Payments of the Consolidated Fund	26
	Statement II	-	Deficit Financing Account	27
	Statement III	-	Revenue Estimates Compared with Consolidated Fund Receipts	28-29
	Statement IV	-	Expenditure Estimates Compared with Issues from the Consolidated Fund	30-31
	Statement V	-	Consolidated Fund Balances	32
	Statement VI	-	Capital Development Fund	33
	Statement VII	-	Contingencies Fund	34

C	STATEMENT OF OUTSTANDING PUBLIC DEBT 2011/2012

	Statement VIII	-	Statement of Outstanding Public Debt	35-43

D	STATEMENT OF FINANCING OF THE BUDGET 2011/2012

	Statement IX	-	Summary of Revenue Estimates and Estimates of Expenditure	44-46
	Statement X	-	Statement of Financing the Estimates of Expenditure	47
	Statement XI	-	Statement of Consolidated Fund Charges	48-50
	Statement XII	-	Institutional Projects and Programmes	51-53

E	FUNCTIONAL CLASSIFICATION - BUDGET 2011/2012

	Statement XIII	-	Functional Classification of Expenditure	54-59

F	REVENUE ESTIMATES 2011/2012

	Statement XIV	-	Summary of Revenue and Loan Receipts	60-61
	Statement XV	-	Details of Revenue and Loan Receipts	62-75

2011-2012 Jamaica Budget
Part I Recurrent
Summary of Expenditure Estimates by Ministries
and Departments (Showing Gross Estimates and
Total Appropriations In Aid)
$’000

Estimates, 2011-2012
His Excellency the Governor-General and Staff	100,492.0
Houses of Parliament	645,342.0
Office of the Public Defender	73,425.0
Office of the Contractor-General	198,672.0
Auditor General	342,713.0
Office of the Services Commissions	144,773.0
Office of the Children’s Advocate	75,435.0
Independent Commission of Investigations	200,000.0
Office of the Prime Minister	6,469,695.0
Office of the Cabinet	667,583.0
Ministry of Tourism	3,023,038.0
Office of the Prime Minister (Local Government)	7,233,721.0
Ministry of Finance and the Public Service	172,877,934.0
Ministry of National Security	42,012,142.0
Ministry of Justice	4,028,729.0
Ministry of Foreign Affairs and Foreign Trade	2,720,206.0
Ministry of Labour and Social Security	2,160,543.0
Ministry of Education	70,721,494.0
Ministry of Health	34,233,309.0
Ministry of Youth, Sport and Culture	1,897,087.0
Ministry of Agriculture and Fisheries	3,907,193.0
Ministry of Industry, Investment and Commerce	2,211,399.0
Ministry of Energy and Mining	413,976.0
Ministry of Water and Housing	591,093.0
Ministry of Transport and Works	2,815,063.0

Gross Total Part I Recurrent	359,765,057.0

Less Appropiations-In-Aid	(7,718,600.0)

Net Total Part I Recurrent	352,046,457.0

2011-2012 Jamaica Budget
Part II Capital
Summary of Expenditure Estimates by Ministries
and Departments (Showing Gross Estimates and
Total Appropriations In Aid)
$’000

Estimates, 2011-2012
Office of the Prime Minister	10,679,953.0
Office of the Cabinet	752,000.0
Office of the Prime Minister (Local Government)	597,812.0
Ministry of Finance and the Public Service	149,399,576.0
Ministry of National Security	2,427,339.0
Ministry of Justice	1,008,704.0
Ministry of Foreign Affairs and Foreign Trade	93,250.0
Ministry of Labour and Social Security	4,182,474.0
Ministry of Education	3,190,724.0
Ministry of Health	2,402,707.0
Ministry of Youth, Sport and Culture	321,301.0
Ministry of Agriculture and Fisheries	4,278,561.0
Ministry of Industry, Investment and Commerce	94,096.0
Ministry of Energy and Mining	1,600,940.0
Ministry of Water and Housing	3,023,472.0
Ministry of Transport and Works	12,167,087.0

Gross Total Part II Capital	196,219,996.0

Less Appropiations-In-Aid	(3,545,192.0)

Net Total Part II Capital	192,674,804.0

2011-2012 Jamaica Budget
Total Capital and Recurrent
Summary of Expenditure Estimates by Ministries
and Departments (Showing Gross Estimates and
Total Appropriations In Aid)
$’000

	Gross Total	Less Appropriations In Aid	Net Total
Recurrent	359,765,057.0	(7,718,600.0)	352,046,457.0

Capital	196,219,996.0	(3,545,192.0)	192,674,804.0

Grand Total Recurrent and Capital	555,985,053.0	(11,263,792.0)	544,721,261.0

2011-2012 Jamaica Budget
Estimates of Expenditure (Net of Appropriations-In-Aid)	Recurrent
$’000

Head No. and Title		Estimates, 2011-2012	Revised Estimates, 2010-2011	Approved Estimates, 2010-2011	Actual (Provisional) Expenditure, 2009-2010
0100	His Excellency the Governor-General and Staff	100,492.0	92,912.0	92,912.0	97,912.0

0200	Houses of Parliament	645,342.0	666,545.0	634,287.0	616,313.0

0300	Office of the Public Defender	73,425.0	88,898.0	72,053.0	63,243.0

0400	Office of the Contractor-General	198,672.0	188,950.0	179,158.0	179,158.0

0500	Auditor General	337,613.0	297,938.0	297,938.0	305,378.0

0600	Office of the Services Commissions	144,773.0	142,412.0	142,412.0	135,838.0

0700	Office of the Children’s Advocate	75,435.0	59,253.0	57,253.0	50,597.0

0800	Independent Commission of Investigations	200,000.0	37,934.0	—	—

1500	Office of the Prime Minister	2,520,657.0	2,525,258.0	2,488,447.0	2,511,359.0
1510	Jamaica Information Service	278,251.0	273,414.0	273,414.0	277,948.0
1539	Post and Telecommunications Department	1,504,503.0	1,482,375.0	1,489,829.0	1,521,389.0
1547	National Land Agency	333,321.0	327,240.0	327,240.0	320,985.0
1548	National Environment and Planning Agency	550,635.0	541,871.0	541,871.0	537,777.0
	Total Office of the Prime Minister and Departments	5,187,367.0	5,150,158.0	5,120,801.0	5,169,458.0

1600	Office of the Cabinet	352,562.0	319,282.0	342,132.0	299,268.0
1649	Management Institute for National Development	128,087.0	124,963.0	124,963.0	124,963.0
	Total Office of the Cabinet and Departments	480,649.0	444,245.0	467,095.0	424,231.0

1700	Ministry of Tourism	2,163,105.0	2,106,249.0	2,168,249.0	2,595,215.0

1800	Office of the Prime Minister (Local Government)	7,233,721.0	6,766,213.0	5,973,612.0	7,345,061.0

2000	Ministry of Finance and the Public Service	12,602,113.0	5,714,523.0	8,039,523.0	5,657,531.0
2011	Accountant General	362,624.0	339,136.0	339,136.0	254,001.0
2012	Jamaica Customs Department	2,388,093.0	2,195,843.0	2,155,843.0	2,287,665.0
2015	Inland Revenue Department	—	1,865,114.0	1,835,114.0	1,830,463.0
2018	Public Debt Charges (Interest Payments)	131,083,884.0	132,909,891.0	142,149,347.0	186,820,851.0
2019	Pensions	21,900,000.0	16,702,528.0	16,499,132.0	14,689,000.0
2041	Taxpayer Audit and Assessment Department	—	1,257,493.0	1,257,493.0	1,266,293.0
2042	Taxpayer Appeals Department	—	41,697.0	41,697.0	41,697.0
2044	Tax Administration Services Department	—	472,170.0	472,170.0	472,170.0
2056	Tax Administration Jamaica	4,114,699.0	—	—	—
	Total Ministry of Finance and the Public Service and Departments	172,451,413.0	161,498,395.0	172,789,455.0	213,319,671.0

2600	Ministry of National Security	10,878,366.0	11,234,398.0	10,094,796.0	10,721,484.0
2622	Police Department	25,645,165.0	23,521,045.0	22,982,590.0	22,187,322.0
2624	Department of Correctional Services	4,328,612.0	3,900,170.0	3,799,970.0	3,727,327.0
2653	Passport, Immigration and Citizenship Agency	274,899.0	268,194.0	268,194.0	271,602.0
	Total Ministry of National Security and Departments	41,127,042.0	38,923,807.0	37,145,550.0	36,907,735.0

2800	Ministry of Justice	740,851.0	811,560.0	737,764.0	703,308.0
2823	Court of Appeal	158,058.0	151,135.0	150,300.0	134,184.0
2825	Director of Public Prosecutions	228,191.0	215,949.0	178,269.0	159,577.0
2826	Family Courts	153,300.0	144,881.0	139,991.0	137,565.0
2827	Resident Magistrates’ Courts	932,396.0	766,732.0	723,220.0	671,902.0
2828	Revenue Court	3,534.0	5,773.0	5,773.0	5,510.0
2829	Supreme Court	687,000.0	616,819.0	582,718.0	559,795.0
2830	Administrator General	92,914.0	90,648.0	90,648.0	90,144.0

2011-2012 Jamaica Budget
Estimates of Expenditure (Net of Appropriations-In-Aid)	Recurrent
$’000

Head No. and Title		Estimates, 2011-2012	Revised Estimates, 2010-2011	Approved Estimates, 2010-2011	Actual (Provisional) Expenditure, 2009-2010
2831	Attorney General	534,471.0	438,100.0	427,100.0	376,299.0
2832	Trustee in Bankruptcy	32,011.0	31,548.0	31,548.0	31,642.0
2833	Office of the Parliamentary Counsel	63,704.0	59,500.0	59,500.0	58,272.0
2852	Legal Reform Department	47,899.0	35,692.0	35,692.0	34,154.0
2854	Court Management Services	217,400.0	13,670.0	13,670.0	12,114.0
	Total Ministry of Justice and Departments	3,891,729.0	3,382,007.0	3,176,193.0	2,974,466.0

3000	Ministry of Foreign Affairs and Foreign Trade	2,627,423.0	2,570,272.0	2,601,141.0	2,319,508.0

4000	Ministry of Labour and Social Security	1,715,543.0	1,881,833.0	1,734,300.0	1,752,093.0

4100	Ministry of Education	70,021,494.0	71,294,169.0	70,537,247.0	72,133,427.0

4200	Ministry of Health	30,775,162.0	30,858,268.0	28,552,376.0	27,528,502.0
4220	Registrar General’s Department and Island Records Office	—	—	—	—
4234	Bellevue Hospital	1,128,395.0	1,257,225.0	1,120,000.0	1,011,720.0
4235	Government Chemist	24,806.0	21,498.0	21,498.0	21,498.0
4251	Child Development Agency	1,536,082.0	1,565,947.0	1,547,212.0	1,365,444.0
	Total Ministry of Health and Departments	33,464,445.0	33,702,938.0	31,241,086.0	29,927,164.0

4500	Ministry of Youth, Sport and Culture	1,897,087.0	1,874,177.0	1,849,440.0	2,163,258.0

5100	Ministry of Agriculture and Fisheries	3,035,547.0	2,769,328.0	2,794,828.0	2,714,996.0
5146	Forestry Department	392,524.0	335,501.0	335,501.0	267,998.0
	Total Ministry of Agriculture and Fisheries and Departments	3,428,071.0	3,104,829.0	3,130,329.0	2,982,994.0

5300	Ministry of Industry, Investment and Commerce	1,830,415.0	1,720,294.0	1,749,825.0	1,662,542.0
5338	The Companies Office of Jamaica	—	—	—	—
	Total Ministry of Industry, Investment and Commerce and Departments	1,830,415.0	1,720,294.0	1,749,825.0	1,662,542.0

5600	Ministry of Energy and Mining	409,976.0	405,827.0	405,827.0	400,028.0

6300	Ministry of Water and Housing	591,093.0	546,272.0	546,272.0	522,762.0

6500	Ministry of Transport and Works	1,275,500.0	1,390,066.0	1,354,366.0	1,461,184.0
6550	National Works Agency	474,632.0	463,056.0	463,056.0	463,056.0
	Total Ministry of Transport and Works and Departments	1,750,132.0	1,853,122.0	1,817,422.0	1,924,240.0

	Total Recurrent	352,046,457.0	338,799,649.0	343,929,857.0	385,972,292.0

2011-2012 Jamaica Budget
Estimates of Expenditure (Net of Appropriations-In-Aid)	Capital A (Government of Jamaica Funded Projects)
$’000

Head No. and Title		Estimates, 2011-2012	Revised Estimates, 2010-2011	Approved Estimates, 2010-2011	Actual (Provisional) Expenditure, 2009-2010
1500A	Office of the Prime Minister	5,688,653.0	2,452,544.0	3,075,271.0	3,124,026.0
1600A	Office of the Cabinet	100,595.0	39,405.0	—	—
1800A	Office of the Prime Minister (Local Government)	597,812.0	503,000.0	255,000.0	138,451.0
2000A	Ministry of Finance and the Public Service	148,761,070.0	118,015,434.0	120,953,234.0	181,384,039.0
2600A	Ministry of National Security	677,230.0	860,200.0	491,000.0	534,152.0
2800A	Ministry of Justice	439,669.0	145,000.0	130,000.0	172,000.0
4000A	Ministry of Labour and Social Security	—	20,000.0	—	—
4100A	Ministry of Education	464,234.0	737,791.0	664,291.0	1,907,594.0
4200A	Ministry of Health	182,709.0	261,391.0	161,391.0	127,383.0
4500A	Ministry of Youth, Sport and Culture	64,087.0	12,000.0	12,000.0	66,657.0
5100A	Ministry of Agriculture and Fisheries	269,992.0	421,840.0	210,840.0	399,589.0
5300A	Ministry of Industry, Investment and Commerce	—	5,000.0	20,000.0	24,500.0
5600A	Ministry of Energy and Mining	1,320,000.0	190,000.0	100,000.0	100,011.0
6300A	Ministry of Water and Housing	580,000.0	329,100.0	300,000.0	250,000.0
6500A	Ministry of Transport and Works	4,143,452.0	9,742,382.0	6,693,712.0	1,570,267.0

	Total Capital A	163,289,503.0	133,735,087.0	133,066,739.0	189,798,669.0

2011-2012 Jamaica Budget
Estimates of Expenditure (Net of Appropriations-In-Aid)	Capital B (Multilateral / Bilateral Projects)
$’000

Head No. and Title		Estimates, 2011-2012	Revised Estimates, 2010-2011	Approved Estimates, 2010-2011	Actual (Provisional) Expenditure, 2009-2010
1500B	Office of the Prime Minister	4,870,891.0	6,687,064.0	7,268,492.0	2,930,117.0
1600B	Office of the Cabinet	371,905.0	345,077.0	335,557.0	231,917.0
2000B	Ministry of Finance and the Public Service	638,506.0	—	—	—
2600B	Ministry of National Security	1,250,109.0	890,031.0	1,000,031.0	1,071,313.0
2800B	Ministry of Justice	449,035.0	12,000.0	35,000.0	3,180.0
3000B	Ministry of Foreign Affairs and Foreign Trade	93,250.0	54,164.0	68,324.0	4,901.0
4000B	Ministry of Labour and Social Security	4,182,474.0	3,826,985.0	3,826,985.0	3,000,000.0
4100B	Ministry of Education	2,726,490.0	1,149,081.0	2,165,781.0	768,380.0
4200B	Ministry of Health	1,323,998.0	1,275,162.0	1,315,162.0	1,037,627.0
4500B	Ministry of Youth, Sport and Culture	257,214.0	156,546.0	206,546.0	14,851.0
5100B	Ministry of Agriculture and Fisheries	3,799,286.0	2,249,440.0	2,292,793.0	2,727,189.0
5300B	Ministry of Industry, Investment and Commerce	74,096.0	43,122.0	54,164.0	56,320.0
5600B	Ministry of Energy and Mining	280,940.0	51,851.0	56,851.0	1,473.0
6300B	Ministry of Water and Housing	2,443,472.0	1,746,750.0	1,599,838.0	925,207.0
6500B	Ministry of Transport and Works	6,623,635.0	6,588,790.0	6,748,331.0	2,758,067.0

	Total Capital B	29,385,301.0	25,076,063.0	26,973,855.0	15,530,542.0

	Total Capital (A + B)	192,674,804.0	158,811,150.0	160,040,594.0	205,329,211.0

	Grand Total Recurrent and Capital	544,721,261.0	497,610,799.0	503,970,451.0	591,301,503.0

2011-2012 Jamaica Budget
Recurrent
Statutory provisions and Provisions to
be Voted
$’000

Head No. and Title		Statutory	Gross Expenditure to be Voted	Appropriations in Aid	Net Expenditure to be Voted	Net provisions in Estimates (Including Statutory )
0100	His Excellency the Governor-General and Staff	60,103.0	40,389.0	—	40,389.0	100,492.0

0200	Houses of Parliament	8,209.0	637,133.0	—	637,133.0	645,342.0

0300	Office of the Public Defender	8,409.0	65,016.0	—	65,016.0	73,425.0

0400	Office of the Contractor-General	8,431.0	190,241.0	—	190,241.0	198,672.0

0500	Auditor General	4,845.0	337,868.0	5,100.0	332,768.0	337,613.0

0600	Office of the Services Commissions	2,850.0	141,923.0	—	141,923.0	144,773.0

0700	Office of the Children’s Advocate	—	75,435.0	—	75,435.0	75,435.0

0800	Independent Commission of Investigations	—	200,000.0	—	200,000.0	200,000.0

1500	Office of the Prime Minister	—	2,520,657.0	—	2,520,657.0	2,520,657.0
1510	Jamaica Information Service	—	329,914.0	51,663.0	278,251.0	278,251.0
1539	Post and Telecommunications Department	—	1,854,503.0	350,000.0	1,504,503.0	1,504,503.0
1547	National Land Agency	—	1,185,736.0	852,415.0	333,321.0	333,321.0
1548	National Environment and Planning Agency	—	578,885.0	28,250.0	550,635.0	550,635.0

	Total Office of the Prime Minister	—	6,469,695.0	1,282,328.0	5,187,367.0	5,187,367.0

1600	Office of the Cabinet	—	358,359.0	5,797.0	352,562.0	352,562.0
1649	Management Institute for National Development	—	309,224.0	181,137.0	128,087.0	128,087.0

	Total Office of the Cabinet	—	667,583.0	186,934.0	480,649.0	480,649.0

1700	Ministry of Tourism	—	3,023,038.0	859,933.0	2,163,105.0	2,163,105.0

1800	Office of the Prime Minister (Local Government)	—	7,233,721.0	—	7,233,721.0	7,233,721.0

2000	Ministry of Finance and the Public Service	—	12,602,113.0	—	12,602,113.0	12,602,113.0
2011	Accountant General	—	362,624.0	—	362,624.0	362,624.0
2012	Jamaica Customs Department	—	2,814,614.0	426,521.0	2,388,093.0	2,388,093.0
2015	Inland Revenue Department	—	—	—	—	—
2018	Public Debt Charges (Interest Payments)	131,083,884.0	—	—	—	131,083,884.0
2019	Pensions	16,200,000.0	5,700,000.0	—	5,700,000.0	21,900,000.0
2041	Taxpayer Audit and Assessment Department	—	—	—	—	—
2042	Taxpayer Appeals Department	—	—	—	—	—
2044	Tax Administration Services Department	—	—	—	—	—
2056	Tax Administration Jamaica	—	4,114,699.0	—	4,114,699.0	4,114,699.0

	Total Ministry of Finance and the Public Service	147,283,884.0	25,594,050.0	426,521.0	25,167,529.0	172,451,413.0

2600	Ministry of National Security	—	10,878,366.0	—	10,878,366.0	10,878,366.0
2622	Police Department	—	25,645,165.0	—	25,645,165.0	25,645,165.0
2624	Department of Correctional Services	—	4,328,612.0	—	4,328,612.0	4,328,612.0
2653	Passport, Immigration and Citizenship Agency	—	1,159,999.0	885,100.0	274,899.0	274,899.0

	Total Ministry of National Security	—	42,012,142.0	885,100.0	41,127,042.0	41,127,042.0

2800	Ministry of Justice	—	740,851.0	—	740,851.0	740,851.0
2823	Court of Appeal	68,793.0	89,265.0	—	89,265.0	158,058.0

2011-2012 Jamaica Budget
Recurrent
Statutory provisions and Provisions to
be Voted
$’000

Head No. and Title		Statutory	Gross Expenditure to be Voted	Appropriations in Aid	Net Expenditure to be Voted	Net provisions in Estimates (Including Statutory )
2825	Director of Public Prosecutions	5,191.0	223,000.0	—	223,000.0	228,191.0
2826	Family Courts	—	153,300.0	—	153,300.0	153,300.0
2827	Resident Magistrates’ Courts	—	932,396.0	—	932,396.0	932,396.0
2828	Revenue Court	—	3,534.0	—	3,534.0	3,534.0
2829	Supreme Court	201,279.0	485,721.0	—	485,721.0	687,000.0
2830	Administrator General	—	229,914.0	137,000.0	92,914.0	92,914.0
2831	Attorney General	—	534,471.0	—	534,471.0	534,471.0
2832	Trustee in Bankruptcy	—	32,011.0	—	32,011.0	32,011.0
2833	Office of the Parliamentary Counsel	—	63,704.0	—	63,704.0	63,704.0
2852	Legal Reform Department	—	47,899.0	—	47,899.0	47,899.0
2854	Court Management Services	—	217,400.0	—	217,400.0	217,400.0

	Total Ministry of Justice	275,263.0	3,753,466.0	137,000.0	3,616,466.0	3,891,729.0

3000	Ministry of Foreign Affairs and Foreign Trade	—	2,720,206.0	92,783.0	2,627,423.0	2,627,423.0

4000	Ministry of Labour and Social Security	—	2,160,543.0	445,000.0	1,715,543.0	1,715,543.0

4100	Ministry of Education	—	70,721,494.0	700,000.0	70,021,494.0	70,021,494.0

4200	Ministry of Health	—	30,975,514.0	200,352.0	30,775,162.0	30,775,162.0
4220	Registrar General’s Department and Island Records Office	—	566,198.0	566,198.0	—	—
4234	Bellevue Hospital	—	1,128,395.0	—	1,128,395.0	1,128,395.0
4235	Government Chemist	—	24,806.0	—	24,806.0	24,806.0
4251	Child Development Agency	—	1,538,396.0	2,314.0	1,536,082.0	1,536,082.0

	Total Ministry of Health	—	34,233,309.0	768,864.0	33,464,445.0	33,464,445.0

4500	Ministry of Youth, Sport and Culture	—	1,897,087.0	—	1,897,087.0	1,897,087.0

5100	Ministry of Agriculture and Fisheries	—	3,510,969.0	475,422.0	3,035,547.0	3,035,547.0
5146	Forestry Department	—	396,224.0	3,700.0	392,524.0	392,524.0

	Total Ministry of Agriculture and Fisheries	—	3,907,193.0	479,122.0	3,428,071.0	3,428,071.0

5300	Ministry of Industry, Investment and Commerce	—	1,956,995.0	126,580.0	1,830,415.0	1,830,415.0
5338	The Companies Office of Jamaica	—	254,404.0	254,404.0	—	—

	Total Ministry of Industry, Investment and Commerce	—	2,211,399.0	380,984.0	1,830,415.0	1,830,415.0

5600	Ministry of Energy and Mining	—	413,976.0	4,000.0	409,976.0	409,976.0

6300	Ministry of Water and Housing	—	591,093.0	—	591,093.0	591,093.0

6500	Ministry of Transport and Works	—	1,341,377.0	65,877.0	1,275,500.0	1,275,500.0
6550	National Works Agency	—	1,473,686.0	999,054.0	474,632.0	474,632.0

	Total Ministry of Transport and Works	—	2,815,063.0	1,064,931.0	1,750,132.0	1,750,132.0

	Total Recurrent	147,651,994.0	212,113,063.0	7,718,600.0	204,394,463.0	352,046,457.0

2011-2012 Jamaica Budget
Capital
Statutory provisions and Provisions to
be Voted
$’000

Head No. and Title		Statutory	Gross Expenditure to be Voted	Appropriations in Aid	Net Expenditure to be Voted	Net provisions in Estimates (Including Statutory )
1500A	Office of the Prime Minister	—	5,809,062.0	120,409.0	5,688,653.0	5,688,653.0
1500B	Office of the Prime Minister	—	4,870,891.0	—	4,870,891.0	4,870,891.0
1600A	Office of the Cabinet	—	380,095.0	279,500.0	100,595.0	100,595.0
1600B	Office of the Cabinet	—	371,905.0	—	371,905.0	371,905.0
1800A	Office of the Prime Minister (Local Government)	—	597,812.0	—	597,812.0	597,812.0
2000A	Ministry of Finance and the Public Service	132,259,388.0	16,501,682.0	—	16,501,682.0	148,761,070.0
2000B	Ministry of Finance and the Public Service	—	638,506.0	—	638,506.0	638,506.0
2600A	Ministry of National Security	—	1,177,230.0	500,000.0	677,230.0	677,230.0
2600B	Ministry of National Security	—	1,250,109.0	—	1,250,109.0	1,250,109.0
2800A	Ministry of Justice	—	559,669.0	120,000.0	439,669.0	439,669.0
2800B	Ministry of Justice	—	449,035.0	—	449,035.0	449,035.0
3000B	Ministry of Foreign Affairs and Foreign Trade	—	93,250.0	—	93,250.0	93,250.0
4000A	Ministry of Labour and Social Security	—	—	—	—	—
4000B	Ministry of Labour and Social Security	—	4,182,474.0	—	4,182,474.0	4,182,474.0
4100A	Ministry of Education	—	464,234.0	—	464,234.0	464,234.0
4100B	Ministry of Education	—	2,726,490.0	—	2,726,490.0	2,726,490.0
4200A	Ministry of Health	—	1,078,709.0	896,000.0	182,709.0	182,709.0
4200B	Ministry of Health	—	1,323,998.0	—	1,323,998.0	1,323,998.0
4500A	Ministry of Youth, Sport and Culture	—	64,087.0	—	64,087.0	64,087.0
4500B	Ministry of Youth, Sport and Culture	—	257,214.0	—	257,214.0	257,214.0
5100A	Ministry of Agriculture and Fisheries	—	479,275.0	209,283.0	269,992.0	269,992.0
5100B	Ministry of Agriculture and Fisheries	—	3,799,286.0	—	3,799,286.0	3,799,286.0
5300A	Ministry of Industry, Investment and Commerce	—	20,000.0	20,000.0	—	—
5300B	Ministry of Industry, Investment and Commerce	—	74,096.0	—	74,096.0	74,096.0
5600A	Ministry of Energy and Mining	—	1,320,000.0	—	1,320,000.0	1,320,000.0
5600B	Ministry of Energy and Mining	—	280,940.0	—	280,940.0	280,940.0
6300A	Ministry of Water and Housing	—	580,000.0	—	580,000.0	580,000.0
6300B	Ministry of Water and Housing	—	2,443,472.0	—	2,443,472.0	2,443,472.0
6500A	Ministry of Transport and Works	—	5,543,452.0	1,400,000.0	4,143,452.0	4,143,452.0
6500B	Ministry of Transport and Works	—	6,623,635.0	—	6,623,635.0	6,623,635.0
	Total Capital	132,259,388.0	63,960,608.0	3,545,192.0	60,415,416.0	192,674,804.0

	Grand Total Recurrent and Capital	279,911,382.0	276,073,671.0	11,263,792.0	264,809,879.0	544,721,261.0

2011-2012 Jamaica Budget
Recurrent
Summary of Total Expenditure by Objects
$’000

Head No. and Title		21 Compensation of Employees	22 Travel Expenses and Subsistence	23 Rental of Property, Machinery and Equipment	24 Public Utility Services	25 Purchases of Other Goods and Services
0100	His Excellency the Governor-General and Staff	69,897.0	9,570.0	400.0	4,884.0	14,241.0
0200	Houses of Parliament	455,702.0	60,835.0	—	11,084.0	11,864.0
0300	Office of the Public Defender	40,271.0	8,345.0	3,000.0	3,500.0	13,000.0
0400	Office of the Contractor-General	97,133.0	21,593.0	20,636.0	8,379.0	15,799.0
0500	Auditor General	219,062.0	60,858.0	23,120.0	7,870.0	28,998.0
0600	Office of the Services Commissions	113,920.0	23,130.0	—	481.0	4,942.0
0700	Office of the Children’s Advocate	44,209.0	10,095.0	7,700.0	800.0	11,831.0
0800	Independent Commission of Investigations	108,100.0	20,333.0	16,014.0	5,789.0	21,916.0
1500	Office of the Prime Minister	459,126.0	105,990.0	7,856.0	71,548.0	341,223.0
1510	Jamaica Information Service	232,766.0	29,014.0	1,834.0	27,592.0	38,708.0
1539	Post and Telecommunications Department	1,222,280.0	66,187.0	10,560.0	94,020.0	452,600.0
1547	National Land Agency	686,756.0	103,156.0	8,554.0	99,722.0	205,373.0
1548	National Environment and Planning Agency	415,901.0	85,087.0	26,800.0	25,861.0	25,236.0
	Total Office of the Prime Minister	3,016,829.0	389,434.0	55,604.0	318,743.0	1,063,140.0

1600	Office of the Cabinet	238,116.0	48,473.0	2,900.0	23,327.0	37,463.0
1649	Management Institute for National Development	158,224.0	33,076.0	3,900.0	14,157.0	66,637.0
	Total Office of the Cabinet	396,340.0	81,549.0	6,800.0	37,484.0	104,100.0

1700	Ministry of Tourism	81,729.0	25,348.0	60,004.0	8,499.0	26,972.0
1800	Office of the Prime Minister (Local Government)	187,649.0	50,501.0	710.0	22,180.0	74,279.0
2000	Ministry of Finance and the Public Service	1,017,299.0	229,957.0	10,802.0	88,873.0	3,117,015.0
2011	Accountant General	234,725.0	21,531.0	1,339.0	22,009.0	47,834.0
2012	Jamaica Customs Department	1,606,150.0	436,213.0	10,073.0	99,043.0	493,535.0
2015	Inland Revenue Department	—	—	—	—	—
2018	Public Debt Charges (Interest Payments)	—	—	—	—	—
2019	Pensions	—	—	—	—	—
2041	Taxpayer Audit and Assessment Department	—	—	—	—	—
2042	Taxpayer Appeals Department	—	—	—	—	—
2044	Tax Administration Services Department	—	—	—	—	—
2056	Tax Administration Jamaica	2,459,937.0	593,492.0	193,058.0	235,171.0	584,388.0
	Total Ministry of Finance and the Public Service	5,318,111.0	1,281,193.0	215,272.0	445,096.0	4,242,772.0

2600	Ministry of National Security	8,130,080.0	379,009.0	111,030.0	487,718.0	1,500,945.0
2622	Police Department	20,891,171.0	1,180,918.0	206,665.0	858,000.0	2,389,915.0
2624	Department of Correctional Services	2,980,472.0	228,544.0	32,878.0	337,660.0	712,775.0
2653	Passport, Immigration and Citizenship Agency	710,389.0	140,253.0	29,226.0	25,069.0	201,368.0
	Total Ministry of National Security	32,712,112.0	1,928,724.0	379,799.0	1,708,447.0	4,805,003.0

2800	Ministry of Justice	248,877.0	42,858.0	71,469.0	23,765.0	127,842.0
2823	Court of Appeal	135,000.0	11,000.0	—	8,476.0	3,000.0

2011-2012 Jamaica Budget
Recurrent
Summary of Total Expenditure by Objects
$’000

Head No. and Title		21 Compensation of Employees	22 Travel Expenses and Subsistence	23 Rental of Property, Machinery and Equipment	24 Public Utility Services	25 Purchases of Other Goods and Services
2825	Director of Public Prosecutions	163,188.0	38,463.0	2,440.0	7,800.0	16,300.0
2826	Family Courts	111,000.0	23,000.0	5,077.0	5,223.0	7,000.0
2827	Resident Magistrates’ Courts	726,543.0	104,733.0	3,000.0	58,120.0	25,000.0
2828	Revenue Court	3,000.0	420.0	—	60.0	54.0
2829	Supreme Court	527,000.0	72,000.0	5,000.0	43,000.0	30,000.0
2830	Administrator General	154,314.0	16,280.0	17,200.0	6,200.0	14,600.0
2831	Attorney General	166,473.0	20,850.0	37,000.0	10,700.0	16,948.0
2832	Trustee in Bankruptcy	22,262.0	2,417.0	5,080.0	1,280.0	972.0
2833	Office of the Parliamentary Counsel	48,100.0	7,754.0	3,292.0	1,386.0	2,772.0
2852	Legal Reform Department	23,000.0	3,593.0	3,100.0	2,347.0	2,134.0
2854	Court Management Services	115,000.0	24,000.0	12,000.0	14,400.0	20,000.0
	Total Ministry of Justice	2,443,757.0	367,368.0	164,658.0	182,757.0	266,622.0

3000	Ministry of Foreign Affairs and Foreign Trade	1,269,514.0	127,369.0	614,770.0	92,212.0	283,000.0
4000	Ministry of Labour and Social Security	1,119,535.0	275,876.0	60,298.0	71,697.0	106,637.0
4100	Ministry of Education	1,394,960.0	214,508.0	10,329.0	144,701.0	1,441,224.0
4200	Ministry of Health	1,157,494.0	184,920.0	81,046.0	96,433.0	643,682.0
4220	Registrar General's Department and Island Records Office	360,978.0	25,317.0	15,602.0	40,122.0	124,179.0
4234	Bellevue Hospital	823,942.0	58,913.0	—	41,544.0	199,496.0
4235	Government Chemist	16,158.0	902.0	—	1,168.0	1,578.0
4251	Child Development Agency	521,500.0	119,727.0	35,963.0	38,876.0	158,663.0
	Total Ministry of Health	2,880,072.0	389,779.0	132,611.0	218,143.0	1,127,598.0

4500	Ministry of Youth, Sport and Culture	228,876.0	49,862.0	26,424.0	21,203.0	26,613.0
5100	Ministry of Agriculture and Fisheries	978,244.0	204,538.0	13,110.0	95,685.0	220,582.0
5146	Forestry Department	217,999.0	90,127.0	725.0	12,590.0	47,374.0
	Total Ministry of Agriculture and Fisheries	1,196,243.0	294,665.0	13,835.0	108,275.0	267,956.0

5300	Ministry of Industry, Investment and Commerce	261,670.0	68,568.0	41,389.0	37,480.0	64,559.0
5338	The Companies Office of Jamaica	153,145.0	3,955.0	15,145.0	14,714.0	39,391.0
	Total Ministry of Industry, Investment and Commerce	414,815.0	72,523.0	56,534.0	52,194.0	103,950.0

5600	Ministry of Energy and Mining	248,505.0	69,973.0	43,492.0	15,545.0	31,662.0
6300	Ministry of Water and Housing	255,488.0	51,626.0	93,354.0	3,359.0	24,098.0
6500	Ministry of Transport and Works	332,647.0	86,884.0	1,284.0	40,034.0	67,332.0
6550	National Works Agency	862,440.0	292,593.0	700.0	59,373.0	253,580.0
	Total Ministry of Transport and Works	1,195,087.0	379,477.0	1,984.0	99,407.0	320,912.0

	Total Recurrent	55,507,916.0	6,264,534.0	2,007,348.0	3,592,729.0	14,439,129.0

2011-2012 Jamaica Budget
Recurrent
Summary of Total Expenditure by Objects
$’000

Head No. and Title		26 Interest Payments	28 Retirement Benefits	29 Awards and Indemnities	30 Grants and Contributions	31 Purchases of Equipment (Capital Goods)
0100	His Excellency the Governor-General and Staff	—	—	—	—	1,500.0
0200	Houses of Parliament	—	500.0	—	105,357.0	—
0300	Office of the Public Defender	—	5,163.0	—	46.0	100.0
0400	Office of the Contractor-General	—	29,840.0	—	—	5,292.0
0500	Auditor General	—	—	—	131.0	2,674.0
0600	Office of the Services Commissions	—	—	—	—	2,300.0
0700	Office of the Children’s Advocate	—	—	—	150.0	650.0
0800	Independent Commission of Investigations	—	—	—	—	27,848.0
1500	Office of the Prime Minister	—	—	—	1,533,715.0	1,199.0
1510	Jamaica Information Service	—	—	—	—	—
1539	Post and Telecommunications Department	—	—	200.0	8,273.0	383.0
1547	National Land Agency	—	5,969.0	—	1,043.0	75,163.0
1548	National Environment and Planning Agency	—	—	—	—	—
	Total Office of the Prime Minister	—	5,969.0	200.0	1,543,031.0	76,745.0

1600	Office of the Cabinet	—	—	—	8,080.0	—
1649	Management Institute for National Development	—	—	—	—	31,030.0
	Total Office of the Cabinet	—	—	—	8,080.0	31,030.0

1700	Ministry of Tourism	—	—	—	2,816,131.0	4,355.0
1800	Office of the Prime Minister (Local Government)	—	—	—	6,895,402.0	3,000.0
2000	Ministry of Finance and the Public Service	—	—	2,500.0	1,431,707.0	76,448.0
2011	Accountant General	1,000.0	—	—	—	34,186.0
2012	Jamaica Customs Department	—	—	—	—	169,600.0
2015	Inland Revenue Department	—	—	—	—	—
2018	Public Debt Charges (Interest Payments)	131,083,884.0	—	—	—	—
2019	Pensions	—	21,900,000.0	—	—	—
2041	Taxpayer Audit and Assessment Department	—	—	—	—	—
2042	Taxpayer Appeals Department	—	—	—	—	—
2044	Tax Administration Services Department	—	—	—	—	—
2056	Tax Administration Jamaica	—	—	—	—	48,653.0
	Total Ministry of Finance and the Public Service	131,084,884.0	21,900,000.0	2,500.0	1,431,707.0	328,887.0

2600	Ministry of National Security	—	—	—	226,716.0	42,868.0
2622	Police Department	—	—	10,000.0	6,471.0	102,025.0
2624	Department of Correctional Services	—	—	—	15,200.0	21,083.0
2653	Passport, Immigration and Citizenship Agency	—	—	—	—	53,694.0
	Total Ministry of National Security	—	—	10,000.0	248,387.0	219,670.0

2800	Ministry of Justice	—	—	—	214,227.0	11,813.0
2823	Court of Appeal	—	—	—	—	582.0

2011-2012 Jamaica Budget
Recurrent
Summary of Total Expenditure by Objects
$’000

Head No. and Title		26 Interest Payments	28 Retirement Benefits	29 Awards and Indemnities	30 Grants and Contributions	31 Purchases of Equipment (Capital Goods)
2825	Director of Public Prosecutions	—	—	—	—	—
2826	Family Courts	—	—	—	—	2,000.0
2827	Resident Magistrates’ Courts	—	—	—	—	15,000.0
2828	Revenue Court	—	—	—	—	—
2829	Supreme Court	—	—	—	—	10,000.0
2830	Administrator General	—	—	—	—	21,320.0
2831	Attorney General	—	—	282,000.0	—	500.0
2832	Trustee in Bankruptcy	—	—	—	—	—
2833	Office of the Parliamentary Counsel	—	—	—	—	400.0
2852	Legal Reform Department	—	—	—	13,400.0	325.0
2854	Court Management Services	—	—	—	—	32,000.0
	Total Ministry of Justice	—	—	282,000.0	227,627.0	93,940.0

3000	Ministry of Foreign Affairs and Foreign Trade	—	—	—	297,236.0	26,097.0
4000	Ministry of Labour and Social Security	—	—	—	516,422.0	10,078.0
4100	Ministry of Education	—	—	846.0	67,514,926.0	—
4200	Ministry of Health	—	—	—	28,793,677.0	18,262.0
4220	Registrar General’s Department and Island Records Office	—	—	—	—	—
4234	Bellevue Hospital	—	—	—	1,000.0	3,500.0
4235	Government Chemist	—	—	—	—	5,000.0
4251	Child Development Agency	—	—	500.0	634,651.0	28,516.0
	Total Ministry of Health	—	—	500.0	29,429,328.0	55,278.0

4500	Ministry of Youth, Sport and Culture	—	—	—	1,542,509.0	1,600.0
5100	Ministry of Agriculture and Fisheries	—	—	—	1,986,395.0	12,415.0
5146	Forestry Department	—	—	—	—	27,409.0
	Total Ministry of Agriculture and Fisheries	—	—	—	1,986,395.0	39,824.0

5300	Ministry of Industry, Investment and Commerce	—	—	—	1,470,438.0	12,891.0
5338	The Companies Office of Jamaica	299.0	—	—	—	27,755.0
	Total Ministry of Industry, Investment and Commerce	299.0	—	—	1,470,438.0	40,646.0

5600	Ministry of Energy and Mining	—	—	—	2,437.0	2,362.0
6300	Ministry of Water and Housing	—	—	—	162,389.0	779.0
6500	Ministry of Transport and Works	—	—	—	808,058.0	5,138.0
6550	National Works Agency	—	—	—	—	5,000.0
	Total Ministry of Transport and Works	—	—	—	808,058.0	10,138.0

	Total Recurrent	131,085,183.0	21,941,472.0	296,046.0	117,006,187.0	984,793.0

2011-2012 Jamaica Budget
Recurrent
Summary of Total Expenditure by Objects
$’000

Head No. and Title		32 Land and Structures	33 Financial Investments	34 Purchase of Livestock and Other Animals	35 Loan Repayments and Sinking Fund Contributions	36 Loans
0100	His Excellency the Governor-General and Staff	—	—	—	—	—
0200	Houses of Parliament	—	—	—	—	—
0300	Office of the Public Defender	—	—	—	—	—
0400	Office of the Contractor-General	—	—	—	—	—
0500	Auditor General	—	—	—	—	—
0600	Office of the Services Commissions	—	—	—	—	—
0700	Office of the Children’s Advocate	—	—	—	—	—
0800	Independent Commission of Investigations	—	—	—	—	—
1500	Office of the Prime Minister	—	—	—	—	—
1510	Jamaica Information Service	—	—	—	—	—
1539	Post and Telecommunications Department	—	—	—	—	—
1547	National Land Agency	—	—	—	—	—
1548	National Environment and Planning Agency	—	—	—	—	—
	Total Office of the Prime Minister	—	—	—	—	—

1600	Office of the Cabinet	—	—	—	—	—
1649	Management Institute for National Development	2,200.0	—	—	—	—
	Total Office of the Cabinet	2,200.0	—	—	—	—

1700	Ministry of Tourism	—	—	—	—	—
1800	Office of the Prime Minister (Local Government)	—	—	—	—	—
2000	Ministry of Finance and the Public Service	—	—	—	—	—
2011	Accountant General	—	—	—	—	—
2012	Jamaica Customs Department	—	—	—	—	—
2015	Inland Revenue Department	—	—	—	—	—
2018	Public Debt Charges (Interest Payments)	—	—	—	—	—
2019	Pensions	—	—	—	—	—
2041	Taxpayer Audit and Assessment Department	—	—	—	—	—
2042	Taxpayer Appeals Department	—	—	—	—	—
2044	Tax Administration Services Department	—	—	—	—	—
2056	Tax Administration Jamaica	—	—	—	—	—
	Total Ministry of Finance and the Public Service	—	—	—	—	—
2600	Ministry of National Security	—	—	—	—	—

2622	Police Department	—	—	—	—	—
2624	Department of Correctional Services	—	—	—	—	—
2653	Passport, Immigration and Citizenship Agency	—	—	—	—	—
	Total Ministry of National Security	—	—	—	—	—

2800	Ministry of Justice	—	—	—	—	—
2823	Court of Appeal	—	—	—	—	—

2011-2012 Jamaica Budget
Recurrent
Summary of Total Expenditure by Objects
$’000

Head No. and Title		32 Land and Structures	33 Financial Investments	34 Purchase of Livestock and Other Animals	35 Loan Repayments and Sinking Fund Contributions	36 Loans
2825	Director of Public Prosecutions	—	—	—	—	—
2826	Family Courts	—	—	—	—	—
2827	Resident Magistrates’ Courts	—	—	—	—	—
2828	Revenue Court	—	—	—	—	—
2829	Supreme Court	—	—	—	—	—
2830	Administrator General	—	—	—	—	—
2831	Attorney General	—	—	—	—	—
2832	Trustee in Bankruptcy	—	—	—	—	—
2833	Office of the Parliamentary Counsel	—	—	—	—	—
2852	Legal Reform Department	—	—	—	—	—
2854	Court Management Services	—	—	—	—	—
	Total Ministry of Justice	—	—	—	—	—

3000	Ministry of Foreign Affairs and Foreign Trade	10,008.0	—	—	—	—
4000	Ministry of Labour and Social Security	—	—	—	—	—
4100	Ministry of Education	—	—	—	—	—
4200	Ministry of Health	—	—	—	—	—
4220	Registrar General’s Department and Island Records Office	—	—	—	—	—
4234	Bellevue Hospital	—	—	—	—	—
4235	Government Chemist	—	—	—	—	—
4251	Child Development Agency	—	—	—	—	—
	Total Ministry of Health	—	—	—	—	—

4500	Ministry of Youth, Sport and Culture	—	—	—	—	—
5100	Ministry of Agriculture and Fisheries	—	—	—	—	—
5146	Forestry Department	—	—	—	—	—
	Total Ministry of Agriculture and Fisheries	—	—	—	—	—

5300	Ministry of Industry, Investment and Commerce	—	—	—	—	—
5338	The Companies Office of Jamaica	—	—	—	—	—
	Total Ministry of Industry, Investment and Commerce	—	—	—	—	—

5600	Ministry of Energy and Mining	—	—	—	—	—
6300	Ministry of Water and Housing	—	—	—	—	—
6500	Ministry of Transport and Works	—	—	—	—	—
6550	National Works Agency	—	—	—	—	—
	Total Ministry of Transport and Works	—	—	—	—	—

	Total Recurrent	12,208.0	—	—	—	—

2011-2012 Jamaica Budget
Recurrent
Summary of Total Expenditure by Objects
$’000

Head No. and Title		99 Unclassified	Gross Total	Less Appropriations in Aid	Net Total
0100	His Excellency the Governor-General and Staff	—	100,492.0	—	100,492.0	—
0200	Houses of Parliament	—	645,342.0	—	645,342.0	—
0300	Office of the Public Defender	—	73,425.0	—	73,425.0	—
0400	Office of the Contractor-General	—	198,672.0	—	198,672.0	—
0500	Auditor General	—	342,713.0	5,100.0	337,613.0	—
0600	Office of the Services Commissions	—	144,773.0	—	144,773.0	—
0700	Office of the Children’s Advocate	—	75,435.0	—	75,435.0	—
0800	Independent Commission of Investigations	—	200,000.0	—	200,000.0	—
1500	Office of the Prime Minister	—	2,520,657.0	—	2,520,657.0	—
1510	Jamaica Information Service	—	329,914.0	51,663.0	278,251.0	—
1539	Post and Telecommunications Department	—	1,854,503.0	350,000.0	1,504,503.0	—
1547	National Land Agency	—	1,185,736.0	852,415.0	333,321.0	—
1548	National Environment and Planning Agency	—	578,885.0	28,250.0	550,635.0	—
	Total Office of the Prime Minister	—	6,469,695.0	1,282,328.0	5,187,367.0	—

1600	Office of the Cabinet	—	358,359.0	5,797.0	352,562.0	—
1649	Management Institute for National Development	—	309,224.0	181,137.0	128,087.0	—
	Total Office of the Cabinet	—	667,583.0	186,934.0	480,649.0	—

1700	Ministry of Tourism	—	3,023,038.0	859,933.0	2,163,105.0	—
1800	Office of the Prime Minister (Local Government)	—	7,233,721.0	—	7,233,721.0	—
2000	Ministry of Finance and the Public Service	6,627,512.0	12,602,113.0	—	12,602,113.0	—
2011	Accountant General	—	362,624.0	—	362,624.0	—
2012	Jamaica Customs Department	—	2,814,614.0	426,521.0	2,388,093.0	—
2015	Inland Revenue Department	—	—	—	—	—
2018	Public Debt Charges (Interest Payments)	—	131,083,884.0	—	131,083,884.0	—
2019	Pensions	—	21,900,000.0	—	21,900,000.0	—
2041	Taxpayer Audit and Assessment Department	—	—	—	—	—
2042	Taxpayer Appeals Department	—	—	—	—	—
2044	Tax Administration Services Department	—	—	—	—	—
2056	Tax Administration Jamaica	—	4,114,699.0	—	4,114,699.0	—
	Total Ministry of Finance and the Public Service	6,627,512.0	172,877,934.0	426,521.0	172,451,413.0	—

2600	Ministry of National Security	—	10,878,366.0	—	10,878,366.0	—
2622	Police Department	—	25,645,165.0	—	25,645,165.0	—
2624	Department of Correctional Services	—	4,328,612.0	—	4,328,612.0	—
2653	Passport, Immigration and Citizenship Agency	—	1,159,999.0	885,100.0	274,899.0	—
	Total Ministry of National Security	—	42,012,142.0	885,100.0	41,127,042.0	—

2800	Ministry of Justice	—	740,851.0	—	740,851.0	—
2823	Court of Appeal	—	158,058.0	—	158,058.0	—

2011-2012 Jamaica Budget
Recurrent
Summary of Total Expenditure by Objects
$’000

Head No. and Title		99 Unclassified	Gross Total	Less Appropriations in Aid	Net Total
2825	Director of Public Prosecutions	—	228,191.0	—	228,191.0	—
2826	Family Courts	—	153,300.0	—	153,300.0	—
2827	Resident Magistrates’ Courts	—	932,396.0	—	932,396.0	—
2828	Revenue Court	—	3,534.0	—	3,534.0	—
2829	Supreme Court	—	687,000.0	—	687,000.0	—
2830	Administrator General	—	229,914.0	137,000.0	92,914.0	—
2831	Attorney General	—	534,471.0	—	534,471.0	—
2832	Trustee in Bankruptcy	—	32,011.0	—	32,011.0	—
2833	Office of the Parliamentary Counsel	—	63,704.0	—	63,704.0	—
2852	Legal Reform Department	—	47,899.0	—	47,899.0	—
2854	Court Management Services	—	217,400.0	—	217,400.0	—
	Total Ministry of Justice	—	4,028,729.0	137,000.0	3,891,729.0	—

3000	Ministry of Foreign Affairs and Foreign Trade	—	2,720,206.0	92,783.0	2,627,423.0	—
4000	Ministry of Labour and Social Security	—	2,160,543.0	445,000.0	1,715,543.0	—
4100	Ministry of Education	—	70,721,494.0	700,000.0	70,021,494.0	—
4200	Ministry of Health	—	30,975,514.0	200,352.0	30,775,162.0	—
4220	Registrar General’s Department and Island Records Office	—	566,198.0	566,198.0	—	—
4234	Bellevue Hospital	—	1,128,395.0	—	1,128,395.0	—
4235	Government Chemist	—	24,806.0	—	24,806.0	—
4251	Child Development Agency	—	1,538,396.0	2,314.0	1,536,082.0	—
	Total Ministry of Health	—	34,233,309.0	768,864.0	33,464,445.0	—

4500	Ministry of Youth, Sport and Culture	—	1,897,087.0	—	1,897,087.0	—
5100	Ministry of Agriculture and Fisheries	—	3,510,969.0	475,422.0	3,035,547.0	—
5146	Forestry Department	—	396,224.0	3,700.0	392,524.0	—
	Total Ministry of Agriculture and Fisheries	—	3,907,193.0	479,122.0	3,428,071.0	—

5300	Ministry of Industry, Investment and Commerce	—	1,956,995.0	126,580.0	1,830,415.0	—
5338	The Companies Office of Jamaica	—	254,404.0	254,404.0	—	—
	Total Ministry of Industry, Investment and Commerce	—	2,211,399.0	380,984.0	1,830,415.0	—

5600	Ministry of Energy and Mining	—	413,976.0	4,000.0	409,976.0	—
6300	Ministry of Water and Housing	—	591,093.0	—	591,093.0	—
6500	Ministry of Transport and Works	—	1,341,377.0	65,877.0	1,275,500.0	—
6550	National Works Agency	—	1,473,686.0	999,054.0	474,632.0	—
	Total Ministry of Transport and Works	—	2,815,063.0	1,064,931.0	1,750,132.0	—

	Total Recurrent	6,627,512.0	359,765,057.0	7,718,600.0	352,046,457.0	—

2011-2012 Jamaica Budget
Capital
Summary of Total Expenditure by Objects
$’000

Head No. and Title		21 Compensation of Employees	22 Travel Expenses and Subsistence	23 Rental of Property, Machinery and Equipment	24 Public Utility Services	25 Purchases of Other Goods and Services
1500A	Office of the Prime Minister	150,614.0	44,302.0	1,830.0	8,070.0	1,427,062.0
1500B	Office of the Prime Minister	38,105.0	13,899.0	1,000.0	448.0	700,589.0
1600A	Office of the Cabinet	—	23,660.0	821.0	18.0	355,596.0
1600B	Office of the Cabinet	—	2,084.0	—	—	247,796.0
1800A	Office of the Prime Minister (Local Government)	34,200.0	5,616.0	—	250.0	9,934.0
2000A	Ministry of Finance and the Public Service	35,808.0	15,072.0	—	—	564,874.0
2000B	Ministry of Finance and the Public Service	—	—	—	—	82,680.0
2600A	Ministry of National Security	12,000.0	—	—	—	—
2600B	Ministry of National Security	210,987.0	53,674.0	6,016.0	12,448.0	528,557.0
2800A	Ministry of Justice	—	—	—	—	93,520.0
2800B	Ministry of Justice	45,000.0	2,449.0	—	—	320,326.0
3000B	Ministry of Foreign Affairs and Foreign Trade	—	—	—	—	69,090.0
4000A	Ministry of Labour and Social Security	—	—	—	—	—
4000B	Ministry of Labour and Social Security	128,429.0	25,170.0	7,335.0	2,500.0	388,213.0
4100A	Ministry of Education	—	—	—	—	17,800.0
4100B	Ministry of Education	124,964.0	26,140.0	—	1,620.0	825,572.0
4200A	Ministry of Health	4,000.0	900.0	—	—	927,109.0
4200B	Ministry of Health	322,052.0	102,052.0	—	—	701,765.0
4500A	Ministry of Youth, Sport and Culture	9,595.0	1,260.0	—	822.0	52,410.0
4500B	Ministry of Youth, Sport and Culture	45,068.0	1,560.0	—	800.0	38,442.0
5100A	Ministry of Agriculture and Fisheries	27,391.0	8,087.0	—	660.0	193,192.0
5100B	Ministry of Agriculture and Fisheries	233,945.0	45,682.0	13,947.0	5,084.0	745,263.0
5300A	Ministry of Industry, Investment and Commerce	—	—	—	—	20,000.0
5300B	Ministry of Industry, Investment and Commerce	—	—	—	—	60,553.0
5600A	Ministry of Energy and Mining	68,312.0	22,079.0	2,350.0	5,376.0	22,269.0
5600B	Ministry of Energy and Mining	27,140.0	1,420.0	—	400.0	247,950.0
6300A	Ministry of Water and Housing	—	—	—	—	—
6300B	Ministry of Water and Housing	—	—	—	—	—
6500A	Ministry of Transport and Works	—	—	—	—	817,900.0
6500B	Ministry of Transport and Works	—	—	—	—	981,255.0

	Total Capital	1,517,610.0	395,106.0	33,299.0	38,496.0	10,439,717.0

	Grand Total Recurrent and Capital	57,025,526.0	6,659,640.0	2,040,647.0	3,631,225.0	24,878,846.0

2011-2012 Jamaica Budget
Capital
Summary of Total Expenditure by Objects
$’000

Head No. and Title		26 Interest Payments	28 Retirement Benefits	29 Awards and Indemnities	30 Grants and Contributions	31 Purchases of Equipment (Capital Goods)
1500A	Office of the Prime Minister	—	—	—	4,101,374.0	75,810.0
1500B	Office of the Prime Minister	—	—	—	4,097,782.0	19,068.0
1600A	Office of the Cabinet	—	—	—	—	—
1600B	Office of the Cabinet	—	—	—	74,638.0	47,387.0
1800A	Office of the Prime Minister (Local Government)	—	—	—	515,812.0	—
2000A	Ministry of Finance and the Public Service	—	—	—	7,588,068.0	559,708.0
2000B	Ministry of Finance and the Public Service	—	—	—	—	555,826.0
2600A	Ministry of National Security	—	—	—	—	275,730.0
2600B	Ministry of National Security	—	—	—	—	434,327.0
2800A	Ministry of Justice	—	—	—	—	116,154.0
2800B	Ministry of Justice	—	—	—	—	81,260.0
3000B	Ministry of Foreign Affairs and Foreign Trade	—	—	—	—	—
4000A	Ministry of Labour and Social Security	—	—	—	—	—
4000B	Ministry of Labour and Social Security	—	—	—	3,623,324.0	7,503.0
4100A	Ministry of Education	—	—	—	3,950.0	39,744.0
4100B	Ministry of Education	—	—	—	174,632.0	226,149.0
4200A	Ministry of Health	—	—	—	1,200.0	141,500.0
4200B	Ministry of Health	—	—	—	97,495.0	86,634.0
4500A	Ministry of Youth, Sport and Culture	—	—	—	—	—
4500B	Ministry of Youth, Sport and Culture	—	—	—	—	18,100.0
5100A	Ministry of Agriculture and Fisheries	—	—	—	21,400.0	47,115.0
5100B	Ministry of Agriculture and Fisheries	—	—	—	2,129,647.0	43,112.0
5300A	Ministry of Industry, Investment and Commerce	—	—	—	—	—
5300B	Ministry of Industry, Investment and Commerce	—	—	—	8,501.0	5,042.0
5600A	Ministry of Energy and Mining	—	—	—	860,000.0	3,830.0
5600B	Ministry of Energy and Mining	—	—	—	—	4,030.0
6300A	Ministry of Water and Housing	—	—	—	403,092.0	—
6300B	Ministry of Water and Housing	—	—	—	2,443,472.0	—
6500A	Ministry of Transport and Works	—	—	—	2,199,500.0	2,195,102.0
6500B	Ministry of Transport and Works	—	—	—	—	—

	Total Capital	—	—	—	28,343,887.0	4,983,131.0

	Grand Total Recurrent and Capital	131,085,183.0	21,941,472.0	296,046.0	145,350,074.0	5,967,924.0

2011-2012 Jamaica Budget
Capital
Summary of Total Expenditure by Objects
$’000

Head No. and Title		32 Land and Structures	33 Financial Investments	34 Purchase of Livestock and Other Animals	35 Loan Repayments and Sinking Fund Contributions	36 Loans
1500A	Office of the Prime Minister	—	—	—	—	—
1500B	Office of the Prime Minister	—	—	—	—	—
1600A	Office of the Cabinet	—	—	—	—	—
1600B	Office of the Cabinet	—	—	—	—	—
1800A	Office of the Prime Minister (Local Government)	32,000.0	—	—	—	—
2000A	Ministry of Finance and the Public Service	307,100.0	3,133,117.0	—	132,259,388.0	2,797,935.0
2000B	Ministry of Finance and the Public Service	—	—	—	—	—
2600A	Ministry of National Security	889,500.0	—	—	—	—
2600B	Ministry of National Security	4,100.0	—	—	—	—
2800A	Ministry of Justice	349,995.0	—	—	—	—
2800B	Ministry of Justice	—	—	—	—	—
3000B	Ministry of Foreign Affairs and Foreign Trade	24,160.0	—	—	—	—
4000A	Ministry of Labour and Social Security	—	—	—	—	—
4000B	Ministry of Labour and Social Security	—	—	—	—	—
4100A	Ministry of Education	402,740.0	—	—	—	—
4100B	Ministry of Education	1,347,413.0	—	—	—	—
4200A	Ministry of Health	4,000.0	—	—	—	—
4200B	Ministry of Health	14,000.0	—	—	—	—
4500A	Ministry of Youth, Sport and Culture	—	—	—	—	—
4500B	Ministry of Youth, Sport and Culture	153,244.0	—	—	—	—
5100A	Ministry of Agriculture and Fisheries	129,650.0	5,000.0	15,780.0	—	31,000.0
5100B	Ministry of Agriculture and Fisheries	582,606.0	—	—	—	—
5300A	Ministry of Industry, Investment and Commerce	—	—	—	—	—
5300B	Ministry of Industry, Investment and Commerce	—	—	—	—	—
5600A	Ministry of Energy and Mining	335,784.0	—	—	—	—
5600B	Ministry of Energy and Mining	—	—	—	—	—
6300A	Ministry of Water and Housing	176,908.0	—	—	—	—
6300B	Ministry of Water and Housing	—	—	—	—	—
6500A	Ministry of Transport and Works	330,950.0	—	—	—	—
6500B	Ministry of Transport and Works	5,642,380.0	—	—	—	—

	Total Capital	10,726,530.0	3,138,117.0	15,780.0	132,259,388.0	2,828,935.0

	Grand Total Recurrent and Capital	10,738,738.0	3,138,117.0	15,780.0	132,259,388.0	2,828,935.0

2011-2012 Jamaica Budget
Capital
Summary of Total Expenditure by Objects
$’000

Head No. and Title		99 Unclassified	Gross Total	Less Appropriations in Aid	Net Total
1500A	Office of the Prime Minister	—	5,809,062.0	120,409.0	5,688,653.0	—
1500B	Office of the Prime Minister	—	4,870,891.0	—	4,870,891.0	—
1600A	Office of the Cabinet	—	380,095.0	279,500.0	100,595.0	—
1600B	Office of the Cabinet	—	371,905.0	—	371,905.0	—
1800A	Office of the Prime Minister (Local Government)	—	597,812.0	—	597,812.0	—
2000A	Ministry of Finance and the Public Service	1,500,000.0	148,761,070.0	—	148,761,070.0	—
2000B	Ministry of Finance and the Public Service	—	638,506.0	—	638,506.0	—
2600A	Ministry of National Security	—	1,177,230.0	500,000.0	677,230.0	—
2600B	Ministry of National Security	—	1,250,109.0	—	1,250,109.0	—
2800A	Ministry of Justice	—	559,669.0	120,000.0	439,669.0	—
2800B	Ministry of Justice	—	449,035.0	—	449,035.0	—
3000B	Ministry of Foreign Affairs and Foreign Trade	—	93,250.0	—	93,250.0	—
4000A	Ministry of Labour and Social Security	—	—	—	—	—
4000B	Ministry of Labour and Social Security	—	4,182,474.0	—	4,182,474.0	—
4100A	Ministry of Education	—	464,234.0	—	464,234.0	—
4100B	Ministry of Education	—	2,726,490.0	—	2,726,490.0	—
4200A	Ministry of Health	—	1,078,709.0	896,000.0	182,709.0	—
4200B	Ministry of Health	—	1,323,998.0	—	1,323,998.0	—
4500A	Ministry of Youth, Sport and Culture	—	64,087.0	—	64,087.0	—
4500B	Ministry of Youth, Sport and Culture	—	257,214.0	—	257,214.0	—
5100A	Ministry of Agriculture and Fisheries	—	479,275.0	209,283.0	269,992.0	—
5100B	Ministry of Agriculture and Fisheries	—	3,799,286.0	—	3,799,286.0	—
5300A	Ministry of Industry, Investment and Commerce	—	20,000.0	20,000.0	—	—
5300B	Ministry of Industry, Investment and Commerce	—	74,096.0	—	74,096.0	—
5600A	Ministry of Energy and Mining	—	1,320,000.0	—	1,320,000.0	—
5600B	Ministry of Energy and Mining	—	280,940.0	—	280,940.0	—
6300A	Ministry of Water and Housing	—	580,000.0	—	580,000.0	—
6300B	Ministry of Water and Housing	—	2,443,472.0	—	2,443,472.0	—
6500A	Ministry of Transport and Works	—	5,543,452.0	1,400,000.0	4,143,452.0	—
6500B	Ministry of Transport and Works	—	6,623,635.0	—	6,623,635.0	—

	Total Capital	1,500,000.0	196,219,996.0	3,545,192.0	192,674,804.0	—

	Grand Total Recurrent and Capital	8,127,512.0	555,985,053.0	11,263,792.0	544,721,261.0	—

2011-2012 Jamaica Budget
Recurrent
Summary of Total Expenditure
Classified by Objects
$’000

	Object Classification	Actual Expenditure 2009-2010	Pct of Gross Total	Approved Estimates 2010-2011	Pct of Gross Total	Revised Estimates 2010-2011	Pct of Gross Total	Estimates 2011-2012	Pct of Gross Total
21	Compensation of Employees	51,493,084.0	13.2	52,008,860.0	14.9	53,201,548.0	15.4	55,507,916.0	15.4
22	Travel Expenses and Subsistence	5,881,228.0	1.5	5,680,255.0	1.6	6,019,625.0	1.7	6,264,534.0	1.7
23	Rental of Property, Machinery and Equipment	1,561,468.0	0.4	1,892,865.0	0.5	1,935,900.0	0.6	2,007,348.0	0.6
24	Public Utility Services	3,318,590.0	0.9	3,106,070.0	0.9	4,018,942.0	1.2	3,592,729.0	10.0
25	Purchases of Other Goods and Services	10,980,356.0	2.8	12,467,240.0	3.6	13,849,606.0	4	14,439,129.0	4.0
26	Interest Payments	186,822,343.0	48	142,150,911.0	40.7	132,911,452.0	38.5	131,085,183.0	36.3
28	Retirement Benefits	14,726,081.0	3.8	16,555,302.0	4.8	16,762,262.0	4.9	21,941,472.0	6.0
29	Awards and Indemnities	60,913.0	0	13,806.0	0.0	13,806.0	0	296,046.0	0.1
30	Grants and Contributions	114,288,200.0	29.3	112,129,570.0	32.2	115,297,949.0	33.5	117,006,187.0	32.5
31	Purchases of Equipment (Capital Goods)	378,732.0	0.1	560,157.0	0.2	550,074.0	0.2	984,793.0	0.3
32	Land and Structures	10,000.0	0	—	—	—	—	12,208.0	0.0
34	Purchase of Livestock and Other Animals	2,000.0	0	8,000.0	0.0	8,000.0	0	—	—
36	Loans	5,000.0	0	5,000.0	0.0	5,000.0	0	—	—
99	Unclassified	—	—	2,000,000.0	0.6	—	—	6,627,512.0	1.8
	Gross Total	389,527,995.0	100.0	348,578,036.0	100.0	344,574,164.0	100.0	359,765,057.0	100.0
	Less Appropriations-In-Aid	(3,555,703.0)	—	(4,648,179.0)	—	(,774,515.0)	—	(7,718,600.0)	—
	Net Total	385,972,292.0	100.0	343,929,857.0	100.0	338,799,649.0	100.0	352,046,457.0	100.0

2011-2012 Jamaica Budget
Capital
Summary of Total Expenditure
Classified by Objects
$’000

	Object Classification	Actual Expenditure 2009-2010	Pct of Gross Total	Approved Estimates 2010-2011	Pct of Gross Total	Revised Estimates 2010-2011	Pct of Gross Total	Estimates 2011-2012	Pct of Gross Total
21	Compensation of Employees	1,437,267.0	0.7	1,126,431.0	0.7	1,112,281.0	0.7	1,517,610.0	0.8
22	Travel Expenses and Subsistence	273,346.0	0.1	259,070.0	0.2	257,600.0	0.2	395,106.0	0.2
23	Rental of Property, Machinery and Equipment	16,981.0	0.0	12,246.0	0.0	15,075.0	0.0	33,299.0	0.0
24	Public Utility Services	24,312.0	0.0	23,507.0	0.0	19,807.0	0.0	38,496.0	0.0
25	Purchases of Other Goods and Services	5,421,039.0	2.6	5,200,226.0	3.2	6,642,391.0	4.0	10,439,717.0	5.3
30	Grants and Contributions	15,548,269.0	7.5	40,929,032.0	25.1	36,221,770.0	22.3	28,343,887.0	14.4
31	Purchases of Equipment (Capital Goods)	1,065,079.0	0.5	7,914,756.0	4.9	10,105,446.0	6.2	4,983,131.0	2.5
32	Land and Structures	4,767,499.0	2.3	9,485,666.0	5.8	8,693,837.0	5.4	10,726,530.0	5.5
33	Financial Investments	8,548,592.0	4.0	544,714.0	0.3	546,714.0	0.3	3,138,117.0	1.6
34	Purchase of Livestock and Other Animals	11,735.0	0.0	8,910.0	0.0	12,910.0	0.0	15,780.0	0.0
35	Loan Repayments and Sinking Fund Contributions	170,553,143.0	82.0	96,834,246.0	59.6	98,309,218.0	60.7	132,259,388.0	67.4
36	Loans	80,365.0	0.0	67,000.0	0.0	67,000.0	0.0	2,828,935.0	1.4
99	Unclassified	—	—	—	—	—	—	1,500,000.0	0.8
	Gross Total	207,747,627.0	100.0	162,405,804.0	100.0	162,004,049.0	100.0	196,219,996.0	100.0
	Less Appropriations-In-Aid	(2,418,416.0)	—	(2,365,210.0)	—	(3,192,899.0)	—	(3,545,192.0)	—
	Net Total	205,329,211.0	100.0	160,040,594.0	100.0	158,811,150.0	100.0	192,674,804.0	100.0

2011-2012 Jamaica Budget
Total Recurrent and Capital
Summary of Total Expenditure
Classified by Objects
$’000

	Object Classification	Actual Expenditure 2009-2010	Pct of Gross Total	Approved Estimates 2010-2011	Pct of Gross Total	Revised Estimates 2010-2011	Pct of Gross Total	Estimates 2011-2012	Pct of Gross Total
21	Compensation of Employees	52,930,351.0	8.8	53,135,291.0	10.4	54,313,829.0	10.7	57,025,526.0	10.3
22	Travel Expenses and Subsistence	6,154,574.0	1.0	5,939,325.0	1.2	6,277,225.0	1.2	6,659,640.0	1.2
23	Rental of Property, Machinery and Equipment	1,578,449.0	0.3	1,905,111.0	0.4	1,950,975.0	0.4	2,040,647.0	0.4
24	Public Utility Services	3,342,902.0	0.6	3,129,577.0	0.6	4,038,749.0	0.8	3,631,225.0	0.7
25	Purchases of Other Goods and Services	16,401,395.0	2.7	17,667,466.0	3.5	20,491,997.0	4.1	24,878,846.0	4.5
26	Interest Payments	186,822,343.0	31.3	142,150,911.0	27.8	132,911,452.0	26.3	131,085,183.0	23.6
28	Retirement Benefits	14,726,081.0	2.5	16,555,302.0	3.2	16,762,262.0	3.3	21,941,472.0	3.9
29	Awards and Indemnities	60,913.0	0.0	13,806.0	0.0	13,806.0	0.0	296,046.0	0.1
30	Grants and Contributions	129,836,469.0	21.8	153,058,602.0	29.9	151,519,719.0	29.9	145,350,074.0	26.1
31	Purchases of Equipment (Capital Goods)	1,443,811.0	0.2	8,474,913.0	1.7	10,655,520.0	2.1	5,967,924.0	1.1
32	Land and Structures	4,777,499.0	0.8	9,485,666.0	1.9	8,693,837.0	1.7	10,738,738.0	1.9
33	Financial Investments	8,548,592.0	1.4	544,714.0	0.1	546,714.0	0.1	3,138,117.0	0.6
34	Purchase of Livestock and Other Animals	13,735.0	0.0	16,910.0	0.0	20,910.0	0.0	15,780.0	0.0
35	Loan Repayments and Sinking Fund Contributions	170,553,143.0	28.6	96,834,246.0	18.9	98,309,218.0	19.4	132,259,388.0	23.8
36	Loans	85,365.0	0.0	72,000.0	0.0	72,000.0	0.0	2,828,935.0	0.5
99	Unclassified	—	—	2,000,000.0	0.4	—	—	8,127,512.0	1.5
	Gross Total	597,275,622.0	100.0	510,983,840.0	100.0	506,578,213.0	100.0	555,985,053.0	100.0
	Less Appropriations-In-Aid	(5,974,119.0)	—	(7,013,389.0)	—	(8,967,414.0)	—	(11,263,792.0)	—
	Net Total	591,301,503.0	100.0	503,970,451.0	100.0	497,610,799.0	100.0	544,721,261.0	100.0

2011 - 2012 JAMAICA BUDGET

STATEMENT I

RECEIPTS AND PAYMENTS OF THE CONSOLIDATED FUND

1st APRIL, 2010 To 31st MARCH, 2011

	$	$		$	$
RECEIPTS			PAYMENTS
RECURRENT REVENUE			RECURRENT EXPENDITURE

Taxation Revenue	274,492,969,261		Statutory Expenditure	145,130,921,702
Non-Tax Revenue	20,563,866,735	295,056,835,996	Voted Expenditure	191,586,216,426	336,717,138,128

Transfer from Capital Development Fund		1,400,000,000

CAPITAL REVENUE AND LOAN RECEIPTS

CAPITAL REVENUE:			CAPITAL EXPENDITURE

Royalties	308,405,707		Statutory Expenditure	97,840,093,338
Extraordinary Receipts	13,948,277,789		Voted Expenditure	55,574,311,427	153,414,404,765
Loan Repayments (Principal)	686,271,443	14,942,954,939

LOAN RECEIPTS:

INTERNAL MARKET LOANS

Local Registered Stock	0
Treasury Bond	0
Investment Bonds	124,353,521,713
Indexed Bonds	0
Loans from Commercial Banks	88,670,000
Other	48,987,239	124,491,178,952

EXTERNAL LOANS

World Bank (IBRD)	1,461,666,780
IADB	35,485,411,288
Caribbean Development Bank	4,632,152,328
China	1,882,855,000
USAID	73,821,000
World Bank/IDB	621,940,000
OPEC	1,888,471,003
Capital Markets	34,170,080,000
Other	9,778,132,000
		89,994,529,398

OTHER RECEIPTS			OTHER PAYMENTS
Net Treasury Bills Issued	141,816,586		Net Treasury Bills Redemption
Over Issues	3,045,661,511		Short Issues		—
Cash Balance 1st April, 2010	11,303,248,412		Cash Balance 31st March, 2011		50,244,682,901

		14,490,726,509

		540,376,225,794			540,376,225,794

The figures appearing in these statements are preliminary and therefore subject to change

2011 - 2012 JAMAICA BUDGET

STATEMENT II

DEFICIT FINANCING ACCOUNT

FINANCIAL YEAR ENDED 31ST MARCH, 2011

	$	$
CURRENT ACCOUNT

Recurrent Revenue	296,456,835,996
Recurrent Expenditure	336,717,138,128

Deficit on Current Account		(40,260,302,132)

CAPITAL ACCOUNT

Capital Revenue	14,942,954,939
Capital Expenditure	153,414,404,765

Deficit on Capital Account		(138,471,449,826)

Total Deficit on Current and Capital Accounts		(178,731,751,958)

Net Treasury Bills Issued		141,816,586

Financing Requirement		(178,589,935,372)

Shortfall financed from Loans raised in 2010/11 and Cash Balance brought forward 1st April, 2010		178,589,935,372

2011 - 2012 JAMAICA BUDGET

STATEMENT III

REVENUE ESTIMATES COMPARED WITH

CONSOLIDATED FUND RECEIPTS

		APPROVED ESTIMATES	CONSOLIDATED FUND RECEIPTS
		2010- 2011	2010- 2011
		$	$
ORDINARY REVENUE

A.	TAXATION REVENUE
	Customs	23,747,937,398	20,643,394,553
	General Consumption Tax	78,030,966,887	84,329,414,747
	Special Consumption Tax	40,900,606,038	34,890,432,097
	Income Tax	114,877,278,627	103,999,727,694
	Stamp Duties	7,386,061,944	7,387,514,768
	Motor Vehicle Licences	1,974,849,328	1,763,335,646
	Other Licences	510,498,022	262,876,977
	Travel Tax	2,550,616,424	3,924,120,713
	Betting, Gaming and Lotteries - Duties, Fees, Levies	1,675,771,144	1,516,154,087
	Education Tax	12,399,038,480	12,954,114,972
	Contractors Levy	851,207,923	784,952,074
	Environmental Levy	2,306,518,745	2,036,930,934

	TOTAL TAXATION REVENUE	287,211,350,960	274,492,969,261

B.	NON-TAX REVENUE
	Post Office	1,115,650,000	1,002,496,036
	Interest	1,267,460,884	1,387,440,309
	Departmental and Other Miscellaneous Revenue	17,634,904,723	18,173,930,390

	TOTAL NON-TAX REVENUE	20,018,015,607	20,563,866,735

TOTAL ORDINARY REVENUE		307,229,366,567	295,056,835,996

	Transfers from Capital Development Fund	2,128,900,000	1,400,000,000

TOTAL RECURRENT REVENUE		309,358,266,567	296,456,835,996

C.	CAPITAL REVENUE
	Royalties	587,397,670	308,405,707
	Land Sales	0
	Loan Repayments	48,129,710	686,271,443
	Extraordinary Receipts	17,688,322,000	13,948,277,789

	TOTAL CAPITAL REVENUE	18,323,849,380	14,942,954,939

TOTAL RECURRENT AND CAPITAL REVENUE		327,682,115,947	311,399,790,935

2011 - 2012 JAMAICA BUDGET

STATEMENT III

REVENUE ESTIMATES COMPARED WITH

CONSOLIDATED FUND RECEIPTS

	APPROVED ESTIMATES 2010- 2011 $	CONSOLIDATED FUND RECEIPTS 2010- 2011 $
D. LOAN RECEIPTS

1. EXTERNAL LOANS
(a) Multilateral	54,409,635,400	45,225,307,398
(b) Bilateral	3,907,334,000	10,599,142,000
(c) Capital Markets	0	34,170,080,000

TOTAL EXTERNAL LOANS	58,316,969,400	89,994,529,398

2. DOMESTIC LOANS
(a) Local Registered Stock	117,971,365,352
(b) Treasury Bond
(c) Investment Bonds		124,353,521,713
(d) Indexed Bonds
(e) Loans from Commercial Banks		88,670,000
(f) Other		48,987,239

TOTAL DOMESTIC LOANS	117,971,365,352	124,491,178,952

TOTAL LOAN RECEIPTS	176,288,334,752	214,485,708,350

TOTAL REVENUE	503,970,450,699	525,885,499,285

2011 - 2012 JAMAICA BUDGET

STATEMENT IV

EXPENDITURE ESTIMATES COMPARED WITH ISSUES

FROM THE CONSOLIDATED FUND

	Revised Estimates 2010 - 2011 $	Issues from the Consolidated Fund 2010 - 2011 $
RECURRENT EXPENDITURE

Statutory Expenditure

Public Debt Charges	132,909,891,000	132,260,519,702
Other Statutory Expenditure	12,872,633,000	12,870,402,000

Total Statutory	145,782,524,000	145,130,921,702

Voted Expenditure

His Excellency Governor-General and Staff	33,000,000	33,000,000
Houses of Parliament	658,336,000	658,336,000
Office of the Public Defender	79,519,000	79,519,000
Office of the Contractor-General	180,519,000	180,519,000
Auditor General	293,171,000	293,171,000
Office of the Services Commissions	139,562,000	139,562,000
Office of the Children’s Advocate	59,253,000	56,948,000
Independent Commission of Investigations	37,934,000	37,934,000
Office of the Prime Minister and Departments	5,150,158,000	5,021,014,426
Office of the Cabinet and Department	444,245,000	444,245,000
Ministry of Tourism	2,106,249,000	2,106,249,000
Office of the Prime Minister (Local Government)	6,766,213,000	6,766,213,000
Ministry of Finance and the Public Service and Departments	16,072,497,000	15,998,756,000
Ministry of National Security and Departments	38,923,807,000	38,923,807,000
Ministry of Justice and Departments	3,118,929,000	3,110,997,000
Ministry of Foreign Affairs and Foreign Trade	2,570,272,000	2,570,272,000
Ministry of Labour and Social Security	1,881,833,000	1,881,833,000
Ministry of Education	71,294,169,000	70,132,789,000
Ministry of Health and Departments	33,702,938,000	33,648,110,000
Ministry of Youth, Sport and Culture	1,874,177,000	1,872,598,000
Ministry of Agriculture and Fisheries and Department	3,104,829,000	3,104,829,000
Ministry of Industry, Investment and Commerce	1,720,294,000	1,720,294,000
Ministry of Energy and Mining	405,827,000	405,827,000
Ministry of Water and Housing	546,272,000	546,272,000
Ministry of Transport and Works and Department	1,853,122,000	1,853,122,000

Total Voted	193,017,125,000	191,586,216,426

Total Recurrent	338,799,649,000	336,717,138,128

2011 - 2012 JAMAICA BUDGET

STATEMENT IV

EXPENDITURE ESTIMATES COMPARED WITH ISSUES

FROM THE CONSOLIDATED FUND

	Revised Estimates 2010 - 2011 $	Issues from the Consolidated Fund 2010 - 2011 $
CAPITAL EXPENDITURE

Statutory Expenditure

Amortisation	98,309,218,000	97,840,093,338

Total Statutory	98,309,218,000	97,840,093,338

Voted Expenditure

Office of the Prime Minister	9,139,608,000	7,916,389,000
Office of the Cabinet	384,482,000	384,482,000
Office of the Prime Minister (Local Government)	503,000,000	503,000,000
Ministry of Finance and the Public Service	19,706,216,000	19,179,944,427
Ministry of National Security	1,750,231,000	1,750,231,000
Ministry of Justice	157,000,000	145,000,000
Ministry of Foreign Affairs and Foreign Trade	54,164,000	8,350,000
Ministry of Labour and Social Security	3,846,985,000	3,172,344,000
Ministry of Education	1,886,872,000	1,738,417,000
Ministry of Health	1,536,553,000	1,210,053,000
Ministry of Youth, Sport and Culture	168,546,000	58,440,000
Ministry of Agriculture and Fisheries	2,671,280,000	1,927,132,000
Ministry of Industry, Investment and Commerce	48,122,000	15,804,000
Ministry of Energy and Mining	241,851,000	202,017,000
Ministry of Water and Housing	2,075,850,000	2,052,445,000
Ministry of Transport and Works	16,331,172,000	15,310,263,000

Total Voted	60,501,932,000	55,574,311,427

Total Capital	158,811,150,000	153,414,404,765

Total Recurrent and Capital	497,610,799,000	490,131,542,893

2011 - 2012 JAMAICA BUDGET

STATEMENT V

CONSOLIDATED FUND BALANCES

31ST MARCH, 2011

	$	$
GENERAL REVENUE BALANCES

A. RECURRENT REVENUE
Recurrent Revenue	296,456,835,996
Recurrent Expenditure	336,717,138,128

Deficit on Recurrent Revenue		(40,260,302,132)

B. CAPITAL REVENUE
Capital Revenue	14,942,954,939

C. LOAN FUND BALANCES

(i) Long Term Loans:
(a) External Loans Raised	89,994,529,398
(b) Internal Market Loans Raised	124,491,178,952

Total B+C	229,428,663,289

Capital Expenditure	153,414,404,765

Surplus on Capital Revenue and Loan Receipts		76,014,258,524

Net Surplus		35,753,956,392

Add:
(i) Surrender of Over Issues (Previous Financial Years)	3,045,661,511
(ii) Net Treasury Bills Issued	141,816,586
(iii) Cash Balance brought forward 1st April, 2010	11,303,248,412	14,490,726,509

		50,244,682,901

Cash Balance 31st March, 2011		50,244,682,901

2011 - 2012 JAMAICA BUDGET

STATEMENT VI

CAPITAL DEVELOPMENT FUND

31ST MARCH, 2011

	$	$
Bauxite Production Levy Received	52,498,362,937
Less: Refund/Remissions	630,614,273

Net Receipts		51,867,748,664
Add: Retained Earnings at 31st March, 2010		2,667,267,326

		54,535,015,990
Less: (a) Transfers to Consolidated Fund
1974/1975	85,000,000
1975/1976	125,000,000
1976/1977	80,000,000
1977/1978	110,000,000
1978/1979	268,000,000
1979/1980	232,500,000
1980/1981	230,000,000
1981/1982	300,000,000
1982/1983	182,000,000
1983/1984	140,000,000
1984/1985	397,000,000
1985/1986	204,000,000
1986/1987	414,000,000
1987/1988	269,000,000
1988/1989	315,000,000
1989/1990	265,000,000
1990/1991	555,400,000
1991/1992	1,050,000,000
1992/1993	—
1993/1994	2,000,000,000
1994/1995	1,500,000,000
1995/1996	4,256,000,000
1996/1997	1,500,000,000
1997/1998	3,439,000,000
1998/1999	2,300,000,000
1999/2000	1,900,000,000
2000/2001	2,900,000,000
2001/2002	1,740,000,000
2002/2003	1,436,900,000
2003/2004	1,767,500,000
2004/2005	2,354,700,000
2005/2006	2,996,600,000
2006/2007	3,845,000,000
2007/2008	4,268,200,000
2008/2009	4,200,000,000
2009/2010	510,555,000
2010/2011	1,400,000,000
Total Transfers	49,536,355,000

(b) Grants	4,392,084,400
(c) Net Levy Written off	153,314,561	54,081,753,961

Value of Fund at 31st March, 2011		453,262,029

2011 - 2012 JAMAICA BUDGET

STATEMENT VII

CONTINGENCIES FUND

31ST MARCH, 2011

$
Contingencies Fund Provision	94,000,000

Balance as at 31st March, 2011	94,000,000

2011-2012 JAMAICA BUDGET

STATEMENT VIII

STATEMENT OF OUTSTANDING PUBLIC DEBT

AS AT MARCH 31, 2011

INTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
I PERPETUAL ANNUITIES
PERPETUAL ANNUITIES	JAM	154,832.69	154,832.69

SUB-TOTAL PERPETUAL ANNUITIES	JAM	154,833.00	154,832.69

SUB-TOTAL CATEGORY I (PERPETUAL ANNUITIES)	JAM		154,832.69

II MARKET LOANS

(a) TREASURY BILLS

Treasury Bills Issue - 6.67% Due -Apr-11	JAM	400,000,000.00	400,000,000.00
Treasury Bills Issue - 7.37% Due -Apr-11	JAM	400,000,000.00	400,000,000.00
Treasury Bills Issue - 7.92% Due -Apr-11	JAM	400,000,000.00	400,000,000.00
Treasury Bills Issue - 6.66% Due -May-11	JAM	400,000,000.00	400,000,000.00
Treasury Bills Issue - 7.61% Due -May-11	JAM	400,000,000.00	400,000,000.00
Treasury Bills Issue - 6.46% Due -Jun-11	JAM	400,000,000.00	400,000,000.00
Treasury Bills Issue - 7.48% Due Jun-11	JAM	400,000,000.00	400,000,000.00
Treasury Bills Issue - 7.46% Due -July-11	JAM	400,000,000.00	400,000,000.00
Treasury Bills Issue - 6.62% Due -Aug-11	JAM	400,000,000.00	400,000,000.00
Treasury Bills Issue - 6.63% Due -Sep-11	JAM	400,000,000.00	400,000,000.00

SUB-TOTAL (a) Treasury Bills	JAM		4,000,000,000.00

(b) Land Bonds
GLB20056 0 - 16% DUE 2020 (1 - 3 SOUTH ODEON AVENUE, KINGSTON 10)	JAM	15,000,000.00	15,000,000.00
GLB2005 0 - 16% DUE 2025 (PROVIDENCE ESTATE, MAHOE BAY, ST. JAMES)	JAM	188,900,000.00	188,900,000.00
GLB2006 1 - 15.75% DUE 2026 (WENTHWORTH ESTATES, ST. MARY)	JAM	27,865,400.00	27,865,400.00
GLB2006 2 - 15.75% DUE 2026 (ORANGE GROVE, TRELAWNY)	JAM	20,493,000.00	20,493,000.00
GLB2006 3 - 15.75% DUE 2026 (ORANGE GROVE, TRELAWNY)	JAM	7,747,500.00	7,747,500.00

SUB-TOTAL (b) Land Bonds	JAM		260,005,900.00

(e) US$ Denominated Bonds
GOJ FIXED RATE LOCAL US$17.2mn LOAN - 9.25% DUE 2012	US$	3,541,176.47	303,650,924.66
GOJ FIXED RATE LOCAL US DOLLAR NOTE - 5% DUE 2019 (PDF)	US$	123,914,276.27	10,625,475,710.17
GOJ FIXED RATE LOCAL US DOLLAR NOTE ISSUE - 3.0% DUE 2019 (Assumption of SCJ’s Debt to PDF)	US$	96,292,062.95	8,256,909,589.07
GOJ FIXED RATE LOCAL US DOLLAR BOND ISSUE - 3% (PDF)	US$	12,255,000.00	1,050,849,093.00
GOJ NON-INTEREST BEARING LOCAL US DOLLAR PRO NOTE - DUE 2011	US$	560,000.00	48,019,216.00
GOJ VARIABLE RATE LOCAL US$0.864mn NOTE DUE 2011	US$	116,139.25	9,958,778.09
GOJ VARIABLE RATE LOCAL US$ LOAN (US$30.0Mn) - 9.25% DUE 2012	US$	4,496,744.48	385,589,543.72
GOJ FIXED RATE LOCAL US$ LOAN (US$100.0Mn) - 6.75% DUE 2013 (Tranche 1)	US$	50,000,000.00	4,287,430,000.00
GOJ FIXED RATE LOCAL US$ LOAN (US$100.0Mn) - 7.0% DUE 2014 (Tranche 2)	US$	50,000,000.00	4,287,430,000.00

SUB-TOTAL (e) US$ Denominated Bonds	US$	341,175,399.42	29,255,312,854.71

(f) Euro Denominated Loan

FR EURO 3.85mn 9.25% LOAN DUE 2012	€	3,850,000.00	466,477,550.00

SUB-TOTAL (f) Euro Denominated loan	€	3,850,000.00	466,477,550.00

(h) New Jamaica Dollar Benchmark Investment Notes

GOJ FIXED RATE 10.00% BENCHMARK INVESTMENT NOTE - DUE 2015	JAM	2,000,000,000.00	2,000,000,000.00
GOJ FIXED RATE 12.0% BENCHMARK INVESTMENT NOTE - DUE 2012	JAM	33,008,672,795.00	33,008,672,795.00
GOJ FIXED RATE 12.0% BENCHMARK INVESTMENT NOTE - DUE 2014	JAM	37,735,019,300.00	37,735,019,300.00
GOJ FIXED RATE 12.25% BENCHMARK INVESTMENT NOTE - DUE 2013	JAM	62,766,075,515.00	62,766,075,515.00
GOJ FIXED RATE 12.50% BENCHMARK INVESTMENT NOTE - DUE 2014	JAM	50,431,563,115.00	50,431,563,115.00
GOJ FIXED RATE 12.625% BENCHMARK INVESTMENT NOTE - DUE 2016	JAM	46,459,755,498.00	46,459,755,498.00
GOJ FIXED RATE 12.75% BENCHMARK INVESTMENT NOTE - DUE 2019	JAM	41,699,802,426.60	41,699,802,426.60
GOJ FIXED RATE 12.875% BENCHMARK INVESTMENT NOTE - DUE 2024	JAM	42,354,110,356.00	42,354,110,356.00
GOJ FIXED RATE 13.25% BENCHMARK INVESTMENT NOTE - DUE 2040	JAM	30,688,676,280.00	30,688,676,280.00
GOJ VARIABLE RATE BENCHMARK INVESTMENT NOTE - DUE 2011	JAM	9,176,285,672.00	9,176,285,672.00

2011-2012 JAMAICA BUDGET

STATEMENT VIII

STATEMENT OF OUTSTANDING PUBLIC DEBT

AS AT MARCH 31, 2011

INTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
GOJ VARIABLE RATE BENCHMARK INVESTMENT NOTE - DUE 2012	JAM	12,235,047,562.00	12,235,047,562.00
GOJ VARIABLE RATE BENCHMARK INVESTMENT NOTE - DUE 2013	JAM	9,568,175,672.00	9,568,175,672.00
GOJ VARIABLE RATE BENCHMARK INVESTMENT NOTE - DUE 2015	JAM	46,430,948,000.00	46,430,948,000.00
GOJ VARIABLE RATE BENCHMARK INVESTMENT NOTE - DUE 2017	JAM	55,237,683,726.00	55,237,683,726.00
GOJ VARIABLE RATE BENCHMARK INVESTMENT NOTE - DUE 2018	JAM	37,893,898,265.00	37,893,898,265.00
GOJ VARIABLE RATE BENCHMARK INVESTMENT NOTE - DUE 2020	JAM	56,034,050,629.00	56,034,050,629.00
GOJ VARIABLE RATE BENCHMARK INVESTMENT NOTE - DUE 2027	JAM	55,381,052,171.00	55,381,052,171.00
GOJ VARIABLE RATE BENCHMARK INVESTMENT NOTE - DUE 2032	JAM	38,699,888,471.00	38,699,888,471.00

SUB-TOTAL (h) New Jamaica Dollar Benchmark Investment Notes	JAM		667,800,705,453.60

(I) New United States Dollar Local Benchmark Notes
GOJ FIXED RATE 6.75% US$ BENCHMARK NOTE DUE - 2013	US$	287,507,975.00	24,653,406,345.09
GOJ FIXED RATE 7.0% US$ BENCHMARK NOTE DUE - 2014	US$	268,569,375.00	23,029,447,909.13
GOJ FIXED RATE 7.25% US$ BENCHMARK NOTE DUE - 2016	US$	371,764,350.00	31,878,272,542.41

SUB-TOTAL (I) New United States Dollar Local Benchmark Notes	JAM	927,841,700.00	79,561,126,796.62

(j) New CPI-Indexed Investment Notes

CPI -INDEXED INVESTMENT NOTES - DUE 2022	JAM	6,631,086,995.36	6,631,086,995.36
CPI -INDEXED INVESTMENT NOTES - DUE 2030	JAM	16,942,625,965.00	16,942,625,965.00

SUB-TOTAL (j) New CPI-Indexed Investment Notes	JAM		23,573,712,960.36

SUB-TOTAL CATEGORY II (MARKET LOANS)	JAM		804,917,341,515.29

III INSTITUTIONAL LOANS (LOCAL)

(a) COMMERCIAL BANKS

BANK OF NOVA SCOTIA JAMAICA LIMITED - (Loan to Liquidate SCJ’s Debts - $3,000.00Mn)	JAM	2,625,000,000.00	2,625,000,000.00
BANK OF NOVA SCOTIA JAMAICA LIMITED - (Loan to Liquidate SCJ’s Debts - $500.00Mn)	JAM	437,500,000.00	437,500,000.00
BANK OF NOVA SCOTIA JAMAICA LIMITED - (Acquisition of Police Vehicles)	JAM	110,968,823.64	110,968,823.64

SUB-TOTAL BANK OF NOVA SCOTIA JA. LTD.	JAM		3,173,468,823.64

NATIONAL COMMERCIAL BANK (Assumption of SCJ Debt - $6.7mn)	JAM	644,507.59	644,507.59
NATIONAL COMMERCIAL BANK (Assumption of SCJ Debt - $1,680.0.0mn)	JAM	1,176,000,000.00	1,176,000,000.00

SUB-TOTAL NATIONAL COMMERCIAL BANK JA. LTD.	JAM		1,176,644,507.59

SUB-TOTAL (a) COMMERCIAL BANKS	JAM		4,350,113,331.23

(b) PUBLIC SECTOR ENTITIES

N.I.F. - PROMISSORY NOTE $134.29Mn - DUE 2019 (Re: W/H Tax on LRS)	JAM	45,661,881.32	45,661,881.32

SUB-TOTAL NATIONAL INSURANCE FUND (NIF)	JAM		45,661,881.32

NATIONAL HOUSING TRUST (Stadium Gardens)	JAM	469,397.02	469,397.02
NATIONAL HOUSING TRUST (Renovation of JDF Housing Stock)	JAM	56,254,373.13	56,254,373.13

SUB-TOTAL NATIONAL HOUSING TRUST	JAM		56,723,770.15

SUB-TOTAL (b) PUBLIC SECTOR ENTITIES	JAM		102,385,651.47

SUB-TOTAL CATEGORY III (INSTITUTIONAL LOANS - LOCAL)	JAM		4,452,498,982.70

TOTAL INTERNAL DEBT	JAM		809,369,995,330.68

2011-2012 JAMAICA BUDGET

STATEMENT VIII

STATEMENT OF OUTSTANDING PUBLIC DEBT

AS AT MARCH 31, 2011

EXTERNAL DEBT		CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT

I FOREIGN CURRENCY OBLIGATIONS TO COMMERCIAL ENTERPRISES

1)	BANQUE PARIBAS
	NWC/GOJ -BUYER’S CREDIT (GREAT RIVER)	EURO	690,043.00	83,959,601.94
	FINANCING OF 17 RENAULT GARBAGE COMPACTORS	US	126,097.00	10,812,641.21
	FINANCING OF 17 RENAULT GARBAGE COMPACTORS	US	1,280,477.00	109,799,110.08

	TOTAL BANQUE PARIBAS			204,571,353.24

2)	BOND HOLDERS
	US$300M 9% NOTES DUE 2015	US	300,000,000.00	25,724,580,000.00
	EURO 150M BOND 10.50% 2014	EURO	150,000,000.00	18,250,950,000.00
	EURO 200M BOND 11% 2012	EURO	200,000,000.00	24,334,600,000.00
	US250M BOND (11.625%) 2022	US	250,000,000.00	21,437,150,000.00
	US300M BOND ( 10.625%) 2017	US	425,000,000.00	36,443,155,000.00
	US400M BOND (11.75%) 2011	US	400,000,000.00	34,299,440,000.00
	US$250M 9.25% NOTES DUE 2025	US	250,000,000.00	21,437,150,000.00
	US$250M 8.5% BOND 2036	US	250,000,000.00	21,437,150,000.00
	US$500M 8 % BOND 2039	US	500,000,000.00	42,874,300,000.00
	US$750M 8% GLOBAL BOND 2019	US	750,000,000.00	64,311,450,000.00

	TOTAL - BOND HOLDERS			310,549,925,000.00

3)	CITIBANK N.A.
	PURCHASE OF STEEL BRIDGES & FLYOVERS (GUARANTEED)	UK	2,420,000.00	332,207,678.00

	TOTAL - CITIBANK N.A			332,207,678.00

4)	HSBC
	HSBC - RURAL BRIDGE PROGRAM ECDG GUARANTEE 15.3M	UK	4,453,684.00	611,383,479.42

	TOTAL - HSBC			611,383,479.42

5)	ING BANK N.V.
	SUPPLY OF THREE DAMEN OFFSHORE SURVEILLANCE VESSELS FOR JDF	US	12,046,775.00	1,032,994,090.77

	TOTAL - ING BANK N.V.			1,032,994,090.77

6)	COMMERZBANK
	FINANCING OF HALF WAY TREE TRANSPORT CENTRE (1140A)	EURO	31,636,414.00	3,849,297,400.62
	FINANCING OF HALF WAY TREE TRANSPORT CENTRE (1140B)	EURO	8,520,322.00	1,036,693,138.71
	FINANCING OF SPARE PARTS FOR VOLVO & MAN CHASIS(ref. #1163)	EURO	1,512,865.00	184,074,823.15
	63 MISTRAL BUSES & SPARE PARTS - KGN & METRO AREAS (ref.# 1169)	EURO	15,308,860.00	1,862,674,922.78
	FINANCING OF BUSES & SPARE PARTS - KGN & METRO AREAS (ref.# 1168)	EURO	8,147,119.00	991,284,410.09
	37 JONCKHEERE BUSES 30 VDL (1178)	EURO	8,928,506.00	1,086,358,110.54
	160 BUSES AND SPARE PARTS (1179)	EURO	57,538,405.00	7,000,870,351.57

	TOTAL - COMMERZBANK			16,011,253,157.44

7)	NATIONAL CITY BANK
	ACQUISITION OF FIRE TRUCKS MSM 287094	US	2,836,102.00	243,191,775.96
	ACQUISITION OF FIRE TRUCKS MSM MSM 299081	US	0.00	0.00
	ACQUISITION OF FIRE TRUCKS(DP LOAN) MSM299081	US	4,153,571.00	356,162,898.25

	TOTAL - NATIONAL CITY BANK			599,354,674.21

8)	BANK OF NOVA SCOTIA
	RIVER TRAINING AND BRIDGE SURVEY (MURRAY PROGRAM)	US	49,224,074.00	4,220,895,431.80
	BELL HELICOPTER FOR JDF	US	10,646,789.00	912,947,251.25

	TOTAL - BANK OF NOVA SCOTIA			5,133,842,683.04

9)	SOCIETE GENERALE
	AUTOMATED PALM & FINGERPRINT SYSTEM ( L 8296)	US	635,446.00	54,488,604.88

2011-2012 JAMAICA BUDGET

STATEMENT VIII

STATEMENT OF OUTSTANDING PUBLIC DEBT

AS AT MARCH 31, 2011

EXTERNAL DEBT		CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
	TOTAL - SOCIETE GENERALE			54,488,604.88

10)	UPS CAPITAL
	FINANCING 60 GARBAGE COMPACTORS, 2 TRUCKS, 4 TRAILERS	US	8,165,743.11	700,201,039.64
	FINANCING OF PURCHASING GARBAGE COMPACTORS	US	870,037.00	74,604,454.70
				—

	TOTAL UPS CAPITAL			774,805,494.34

11)	GLENCORE
	FINANCIAL ASSISTANCE FOR WHOLLY OWNED COMPANIES	US	5,254,742.00	450,586,769.86

	TOTAL GLENCORE			450,586,769.86

TOTAL FOREIGN CURRENCY OBLIGATIONS TO COMMERCIAL ENTERPRISES				335,755,412,985.19

II FOREIGN GOVERNMENT AND GOVERNMENT AGENCIES

a)	UNITED STATES
1.	U.S. AGENCY FOR INTERNATIONAL DEVELOPMENT
	532-T-027 AGRICULTURAL EDUCATION PROJECT	US	410,763.00	35,222,352.18
	532-T-027A AGRICULTURAL EDUCATION PROJECT	US	65,754.00	5,638,313.44
	532-T-046 CROP DIVERSIFICATION & IRRIGATION PROJ.	US	0.00	0.00
	532-T-046A CROP DIVERSIFICATION & IRRIGATION PROJ.	US	0.00	0.00
	532-T-046B CROP DIVERSIFICATION & IRRIGATION PROJ.	US	430,129.00	36,882,959.57
	532-T-046D CROP DIVERSIFICATION & IRRIGATION PROJ.	US	368,990.95	31,640,457.38
	532-102R-109R USAID 91/92 RESCHEDULING LOANS	US	2,981,758.00	255,681,574.04
	532-121R-154W 1992/95 PARIS CLUB RESCHEDULING	US	29,366,805.01	2,518,162,416.08
	532-1-113 USAID DEBT REDUCTION	US	4,031,616.00	345,705,427.74
	532-W-055 INNER KINGSTON DEVELOPMENT	US	3,005,605.99	257,726,505.79
	532-W-028C	US	374,183.53	32,085,713.84

	TOTAL - U.S. AGENCY FOR INTERNATIONAL DEVELOPMENT			3,518,745,720.06

2.	FEDERAL HOME LOAN BANK OF BOSTON
	532-HG-011 FINANCE FOR HOUSING PROJECTS	US	1,500,000.00	128,622,900.00
	532-HG-012 AO1FINANCE FOR HOUSING PROJECT	US	1,200,000.00	102,898,320.00
	532-HG-012 AO21FINANCE FOR HOUSING PROJECT	US	800,000.00	68,598,880.00
	532-HG-012-AO3 FINANCE FOR HOUSING PROJECT	US	4,200,000.00	360,144,120.00
	532-HG-013-AO1 FINANCE FOR HOUSING PROJECT	US	7,259,116.26	622,459,056.53
	532-HG-014 FINANCING- SHELTER FOR LOW INCOME FAMILY	US	9,055,697.00	776,513,339.77

	TOTAL - FEDERAL HOME LOAN			2,059,236,616.31

3.	UNITED STATES DEPARTMENT OF AGRICULTURE
	90 JM USDA PL480 1990 DELIVERIES	US	9,295,753.64	797,097,860.57
	91 JMI USDA PL480 - 1991 DELIVERIES(17.805)	US	7,834,633.26	671,808,833.56
	91 JMI PL480 AGREEMENT 4.66M - 1990 DELIVERIES	US	1,862,152.60	159,676,978.44
	91 JMI PURCHASE OF FOOD CALENDAR YEAR 1991(9.869)	US	4,342,507.54	372,363,942.04
	93 JMI GOJ/CCC PL480 AGREEMENT 20.76M - 1992 DELIVERIES	US	9,964,397.80	854,433,161.19
	93 JMI GOJ/CCC PL480 AGREEMENT 27.16M -1993 DELIVERIES	US	9,271,103.44	794,984,140.44
	93 JMI GOJ/CCC PL480 AGREEMENT 2.47M	US	1,186,617.50	101,750,789.36
	PL480 PURCHASE OF FOOD 14.694 -1994 DELIVERIES	US	6,612,455.90	567,008,835.99
	PL480 AGREEMENT 1995 DELIVERIES (AGR.5.12.94)	US	6,710,486.30	575,414,805.54
	PL 480 FOR CALENDAR YEAR 1996 DELIVERIES(14.879)	US	7,439,878.50	637,959,165.55
	PL 480 FOR CALENDAR YEAR 1998 DELIVERIES(4.99)	US	2,499,890.00	214,362,067.65
	99 JMI PL480 FOR 1999 DELIVERIES	US	5,032,364.00	431,518,167.69
	PL 480 FOR CALENDAR YEAR 2000 DELIVERIES	US	1,996,726.02	171,216,460.80
	91 JMI PL480 8.39M	US	3,693,492.44	316,711,805.84
	DEBT FOR NATURE SWAP DD 21/9/04 TROPICAL FOREST CONSERVATION	US	9,768,396.96	837,626,363.56

	TOTAL - UNITED STATES DEPARTMENT OF AGRICULTURE			7,503,933,378.23

c)	CHINA
1.	EXIM BANK OF CHINA
	EQUIPMENT/SUPPLIES FOR JAMAICA WATER SYSTEM (01.2.2005)	CNY	90,476,189.50	1,183,555,225.33
	REPUBLIC OF CHINA (GREENFIELD STADIUM)	CNY	232,295,306.10	3,038,747,817.22

2011-2012 JAMAICA BUDGET

STATEMENT VIII

STATEMENT OF OUTSTANDING PUBLIC DEBT

AS AT MARCH 31, 2011

EXTERNAL DEBT		CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
	MONTEGO BAT CONVENTION CENTER	CNY	323,191,252.70	4,227,794,053.07
	PALISADOES SHORELINE PROTECTION REHABILITATION WORKS PROJECT	CNY	13,636,000.00	178,377,970.40
	JAMAICA ECONOMIC HOUSING PROJECT	CNY	0.00	0.00
	PEOPLES REPUBLIC OF CHINA 20.0MN YUAN	CNY	20,000,000.00	261,628,000.00

	TOTAL CHINA			8,890,103,066.01

d)	UNITED KINGDOM
1.	UNITED KINGDOM GOVERNMENT
	1987 PURCHASE OF GOODS & SERVICES	UK	160,900.00	22,087,692.31
	UKG 92/95 RESCHEDULING	UK	5,372,612.55	737,530,223.15

	TOTAL - UNITED KINGDOM GOVERNMENT			759,617,915.46

e)	FEDERAL REPUBLIC OF GERMANY
1.	KREDITANSTALT FUR WIEDERAUFBAU
	81-65-037 GENERAL COMMODITY AID II	EURO	87,943.00	10,700,288.64
	89-65-121 HURRICANE RECONSTRUCTION ASSISTANCE 2	EURO	6,203,402.00	754,786,531.55
	89-65-857 HURRICANE RECONSTRUCTION ASSISTANCE III	EURO	8,615,860.30	1,048,317,570.28
	92-65-992 KFW 91/92 RESCHEDULING	EURO	688,201.90	83,735,589.78
	93-65-941 SUPPLIES AND SERVICES	EURO	5,804,162.85	706,209,906.45
	94-65-345 REHABILITATION OF 2 HOSPITALS	EURO	1,523,555.00	185,375,507.52
	94-65-253 KFW 92/95 DEBT RESCHEDULING	EURO	4,075,159.70	495,836,906.18

	TOTAL - KREDITANSTALT FUR WIEDERAUFBAU			3,284,962,300.39

f)	JAPAN
1.	OVERSEAS ECONOMIC CORPORATION FUND
	JM-C2 RECONSTRUCTION LOAN	YEN	405,402,000.00	423,645,090.00
	JM-C3 AGRICULTURAL SECTOR ADJUSTMENT	YEN	879,804,000.00	919,395,180.00
	JM-P3 MONTEGO BAY WATER SUPPLY PROJECT	YEN	1,678,144,000.00	1,753,660,480.00
	JM-P4 TELECOMMUNICATION NETWORK EXPANSION PROJ.	YEN	3,182,192,000.00	3,325,390,640.00
	JM-P5 NORTH COAST DEVELOPMENT PROJECT	YEN	2,788,212,000.00	2,913,681,540.00
	JM-P6 KGN WATER SUPPLY PROJECT	YEN	5,296,703,637.00	5,535,055,300.67
	JM-R6 OECF 1991/92 DEBT RESCHEDULING	YEN	22,600,000.00	23,617,000.00
	JM-R7 JAPAN OECF 92/95 RESCHEDULING	YEN	214,860,000.00	224,528,700.00

	TOTAL - OVERSEAS ECONOMIC CORPORATION FUND			15,118,973,930.67

2.	JAPAN - EXIM BANK LOAN - AIRPORT REFORM & IMPROVEMENT	YEN	589,408,615.00	615,932,002.68

g)	NETHERLAND INVESTMENT BANK
	1978.03 PURCHASE OF GOODS	EURO	757,181.50	92,128,544.65
	1980.02 CONSOLIDATION OF INTEREST AMOUNTS	EURO	244,135.00	29,704,637.86
	1981 PURCHASE OF GOODS & SERVICES	EURO	276,217.30	33,608,187.54
	1982 DEVELOPMENT - GOODS & SERVICES	EURO	462,482.30	56,271,608.89
	1985 NETHERLANDS 1985/86 RESCHEDULING	EURO	552,707.60	67,249,591.81
	1987.01 RESCHEDULING OF DEBT AGREEMENT 1987/88	EURO	3,006,536.60	365,814,327.73
	1989.01 NETHERLANDS 88/89 RESCHEDULING	EURO	3,962,341.10	482,109,928.66

	TOTAL - NETHERLAND INVESTMENT BANK			1,126,886,827.14

h)	FRANCE
1.	BANQUE FRANCAISE DU COMMERCE EXTERIEUR
	1991/92 PARIS CLUB RESCHEDULING	EURO	16,645.00	2,025,247.09
	1992/95 PARIS CLUB RESCHEDULING (CREDIT NATIONALE/ BANQUE DE FRANCE)	EURO	218,457.00	26,580,318.56

	TOTAL - BANQUE FRANCAISE DU COMMERCE EXTERIEUR			28,605,565.65

2.	FRENCH TREASURY
	299-OAI PURCHASE OF GOODS & SERVICES	EURO	889,512.40	108,229,642.25

	TOTAL - FRENCH TREASURY			108,229,642.25

i)	IRAQI FUND FOR EXTERNAL DEVELOPMENT
1.	SOUTH MANCHESTER ALUMINA PLANT PROJECT	US	14,710,000.00	1,261,361,906.00

2011-2012 JAMAICA BUDGET

STATEMENT VIII

STATEMENT OF OUTSTANDING PUBLIC DEBT

AS AT MARCH 31, 2011

EXTERNAL DEBT		CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
2.	GOVERNMENT REPULIC OF IRAQ	US	5,880,000.00	504,201,768.00

	TOTAL - IRAQI FUND			1,765,563,674.00

j)	BELGIUM
1.	GOVT. OF THE KINGDOM OF BELGIUM
	FINANCIAL ASSISTANCE 105 BUSES	EURO	5,478,515.00	666,587,355.60
	PURCHASE OF GOODS AND SERVICES	EURO	123,947.00	15,081,003.33
	PURCHASE OF TRANSFORMERS	EURO	39,663.00	4,825,916.20
	UPGRADE LIGHTING AT SANGSTER INT’L AIRPORT	EURO	141,156.00	17,174,873.99

	TOTAL - GOVT. OF THE KINGDOM OF BELGIUM			703,669,149.11

2.	JONCKHEERE BUS & COACH NV
	30 VOLVO TRANSIT BUSES # 1124A	EURO	2,684,884.62	326,677,966.37
	30 JONCKHEERE BUSES # 1124B	EURO	2,190,302.36	266,500,659.05
	34 JONCKHEERE BUSES # 1116	EURO	3,155,330.42	383,918,518.19
	50 BUSES FOR WORLD CUP CRICKET 1155	EURO	7,787,644.00	947,546,008.41

	TOTAL - JONCKHEERE BUS & COACH NV			1,924,643,152.02

k)	ITALY
1.	SEZIONE ASSIWRAZIONE DEL CREDITO ESPORTAZIONE (SACE)
	1991/92 PARIS CLUB RESCHEDULING	US	73,919.59	6,338,501.36
	1992/95 PARIS CLUB RESCHEDULING	US	658,865.80	56,496,819.94

	TOTAL - GOVERNMENT OF THE REPUBLIC OF ITALY			62,835,321.29

m)	KUWAIT
	KUWAIT FUND FOR ARAB ECONOMIC DEVELOPMENT
	BUSHY PARK SANDY BAY ROAD PROJECT 591	KWD	2,450,000.00	663,950.00
	ROAD REHAB. PROJECT 616	KWD	2,611,523.24	707,722.80
	ROAD REHAB. PROJECT 2 - LOAN #760	KWD	0.00

	TOTAL - KUWAIT			1,371,672.80

o)	INDIA
	EXPORT-IMPORT BANK	US	7,500,000.00	643,114,500.00

	TOTAL INDIA			643,114,500.00

p)	VENEZUELA
	MONTEGO BAY SPORTS COMPLEX PH 3 (21-294)	US	9,264,941.00	794,455,719.83
	PORT MARIA CIVIC CENTRE PH 2 (20-293)	US	2,005,771.30	171,992,080.90
	ENERGY COORPORATION AGREEMENT		66,509,048.50	5,703,057,796.21

	TOTAL VENEZUELA			6,669,505,596.93

TOTAL FOREIGN GOVERNMENT & GOVERNMENT AGENCIES			0.00	54,785,930,030.99

III INTERNATIONAL & MULTILATERAL INSTITUTIONS

a)	INTER-AMERICAN DEVELOPMENT BANK
	198/OC-JA WEST KINGSTON REDEVELOPMENT PROJECT	UAC	1,283,979.20	197,077,967.41
	466/SF-JA STUDENTS LOAN FUND	US	14,333.00	1,229,034.68
	466/SF-JA STUDENTS LOAN FUND	CAD	41,681.19	3,673,959.32
	512/SF-JA RURAL ELECTRIFICATION PROGRAMME	US	28,656.00	2,457,211.88
	512/SF-JA RURAL ELECTRIFICATION PROGRAMME	EURO	17,478.00	2,126,600.69
	512/SF-JA RURAL ELECTRIFICATION PROGRAMME	CAD	72,976.02	6,432,420.20
	516/SF SELF SUPPORTING FARMERS DEV. PROGRAMME	US	128,849.00	11,048,621.36
	516/SF SELF SUPPORTING FARMERS DEV. PROGRAMME	CAD	210,140.00	18,522,643.20
	516/SF SELF SUPPORTING FARMERS DEV. PROGRAMME	EURO	77,249.00	9,399,117.58
	519/OC-JA LAND TITLING PROJECT	US	3,126,243.90	268,071,037.68
	522/OC-JA TOWNSHIP DEVELOPMENT PROGRAMME STG 2	US	2,140,380.90	183,534,665.64
	523/OC-JA TOWNSHIP DEVELOPMENT PROGRAMME STG 2	US	1,422,915.80	122,013,037.77

2011-2012 JAMAICA BUDGET

STATEMENT VIII

STATEMENT OF OUTSTANDING PUBLIC DEBT

AS AT MARCH 31, 2011

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
538-0-SF/JA DRAINAGE & IRRIGATION PROJECT	US	623,205.60	53,439,007.71
538-0-SF/JA DRAINAGE & IRRIGATION PROJECT	CAD	122,200.00	10,771,233.46
538-0-SF/JA DRAINAGE & IRRIGATION PROJECT	EURO	262,704.60	31,964,056.80
573-0/SF-JA IMPROVEMENT OF WATER SUPPLY SYSTEM	US	685,835.00	58,809,391.08
573-0/SF-JA IMPROVEMENT OF WATER SUPPLY SYSTEM	EURO	149,486.60	18,188,483.08
573-0/SF-JA IMPROVEMENT OF WATER SUPPLY SYSTEM	YEN	39,211,700.00	40,976,226.50
573-0/SF-JA IMPROVEMENT OF WATER SUPPLY SYSTEM	VEF	160.00	343.68
573-0/SF-JA IMPROVEMENT OF WATER SUPPLY SYSTEM	UK	11,784.50	1,617,727.84
573-0/SF-JA IMPROVEMENT OF WATER SUPPLY SYSTEM	CAD	15,457.90	1,362,525.77
573-0/SF-JA IMPROVEMENT OF WATER SUPPLY SYSTEM	DKK	147,054.00	2,383,568.88
579/OC-JA HEALTH SERVICES PROJECT	US	30,131,789.80	2,583,758,790.84
580/SF-JA AGRICULTURAL RESEARCH PROJECT	US	772,519.50	66,242,465.60
580/SF-JA AGRICULTURAL RESEARCH PROJECT	YEN	3,453,725.00	3,609,142.63
580/SF-JA AGRICULTURAL RESEARCH PROJECT	EURO	11,022.60	1,341,152.81
581/SF RURAL ELECTRIFICATION PROGRAMME	US	440,924.90	37,808,692.88
581/SF RURAL ELECTRIFICATION PROGRAMME	CAD	135,649.50	11,956,730.22
581/SF RURAL ELECTRIFICATION PROGRAMME	EURO	151,028.50	18,376,090.68
581/SF- RURAL ELECTRIFICATION PROGRAMME	YEN	18,135,430.00	18,951,524.35
582/OC-JA RURAL ROADS REHAB IMPROV/MAINT.	US	632,179.30	54,208,489.92
588/SF-JA PARISH MARKET PROGRAMME	US	862,937.60	73,995,691.09
588/SF-JA PARISH MARKET PROGRAMME	CAD	13,316.30	1,173,755.94
588/SF-JA PARISH MARKET PROGRAMME	EURO	131,614.30	16,013,906.72
605/OC-JA ELECTRICITY REHAB. & IMPROVEMENT	US	3,863,238.00	331,267,249.97
611/OC-JA AGRICULTURAL SECTOR ADJUSTMENT PROG.	US	503,454.70	43,170,535.69
630/OC-JA TRADE, FINANCE, INVESTMENT SECTOR PROG.	US	6,429,597.60	551,328,992.76
638/SF-JA HYDROCARBON EXPLORATION PROJECT	US	1,881,427.20	161,329,748.40
638/SF-JA HYDROCARBON EXPLORATION PROJECT	CAD	324,188.60	28,575,377.21
638/SF-JA HYDROCARBON EXPLORATION PROJECT	DKK	2,560,809.20	41,507,644.16
638/SF-JA HYDROCARBON EXPLORATION PROJECT	EURO	756,189.00	92,007,784.20
638/SF-JA HYDROCARBON EXPLORATION PROJECT	YEN	37,118,000.00	38,788,310.00
638/SF-JA HYDROCARBON EXPLORATION PROJECT	CHF	155,243.10	14,427,501.97
654/OC-JA RURAL TOWNSHIP DEVELOPMENT PROG. 3	UAC	1,310,949.00	201,217,562.01
655/OC-JA RURAL TOWNSHIP DEVELOPMENT PROG. 3	UAC	5,243,154.00	804,771,707.46
697/OC-JA PRIMARY EDUCATION IMPROVEMENT PROG. 2	US	12,657,684.32	1,085,378,709.68
714/SF-JA AGRICULTURAL DEVELOPMENT PROGRAMME	US	1,719,061.00	147,407,074.06
714/SF-JA AGRICULTURAL DEVELOPMENT PROGRAMME	VEF	3,782.00	8,123.74
714/SF-JA AGRICULTURAL DEVELOPMENT PROGRAMME	EURO	145,805.00	17,740,531.77
714/SF-JA AGRICULTURAL DEVELOPMENT PROGRAMME	UK	116,570.00	16,002,251.66
714/SF-JA AGRICULTURAL DEVELOPMENT PROGRAMME	YEN	80,929,770.00	84,571,609.65
738/OC-JA PRIVATE SECTOR ENERGY DEVELOPMENT PROG	UAC	0.00	0.00
765/SF-JA IMPROVEMENT & MAINT. RURAL ROADS	US	2,313,473.00	198,377,070.89
765/SF-JA IMPROVEMENT & MAINT. RURAL ROADS	UK	234,339.00	32,169,097.13
765/SF-JA IMPROVEMENT & MAINT. RURAL ROADS	VEF	1,607.00	3,451.84
765/SF-JA IMPROVEMENT & MAINT. RURAL ROADS	EURO	176,923.00	21,526,752.18
765/SF-JA IMPROVEMENT & MAINT. RURAL ROADS	CAD	447,732.00	39,465,023.73
765/SF-JA IMPROVEMENT & MAINT. RURAL ROADS	NOK	508,987.00	7,059,344.30
787/SF-JA WEST KINGSTON RE-DEVELOPMENT PROJECT	US	248,423.00	21,301,924.46
787/SF-JA WEST KINGSTON RE-DEVELOPMENT PROJECT	VEF	1,768.84	3,799.47
787/SF-JA WEST KINGSTON RE-DEVELOPMENT PROJECT	YEN	5,089,275.00	5,318,292.38
787/SF-JA WEST KINGSTON RE-DEVELOPMENT PROJECT	EURO	15,711.00	1,911,604.50
787/SF-JA WEST KINGSTON RE-DEVELOPMENT PROJECT	CAD	48,393.00	4,265,567.11
812/SF-JA LAND TITLING PROJECT	US	3,126,243.90	268,071,037.68
812/SF-JA LAND TITLING PROJECT	US	1,282,636.50	109,984,284.18
835/OC-JA MULTISECTORAL PREINVESTMENT PROGRAM	US	2,147,908.70	184,180,163.95
887/OC-JA AIRPORT REFORM & IMPROVEMENT PROGRAM	US	8,749,892.20	750,291,006.30
972/OC-JA NORTHERN COASTAL HIGHWAY PROJECT	US	32,167,330.40	2,758,303,547.54
1005/OC-JA JAMAICA SOCIAL INVESTMENT FUND	US	5,615,144.00	481,490,736.80
1028/OC-JA HEALTH SECTOR REFORM PROGRAM	US	5,444,487.30	466,857,163.69
1185/OC-JA SOLID WASTE MANAGEMENT PROGRAM	US	1,312,750.10	112,566,483.22
1197/OC-JA PARISH INFRASTRUCTURE	US	9,456,340.50	810,867,959.00
1219/OC-JA 1&2 LAND ADMINISTRATION	US	2,670,547.10	228,995,675.06
1264/OC-JA PRIMARY EDUCATION SUPPORT PRG.	US	24,433,775.30	2,095,162,024.69
1268/OC-JA FINANCIAL SECTOR REFORM PROGRAM	US	100,000,000.00	8,574,860,000.00
1283/OC-JA AGRICULTURAL SUPPORT SERVICES PROJECT	US	10,461,904.90	897,093,698.51
1344/OC-CITIZEN, SECURITY & JUSTICE	US	6,417,222.70	550,267,862.41
1355/OC-JA SOCIAL SAFETY NET	US	44,000,000.00	3,772,938,400.00

2011-2012 JAMAICA BUDGET

STATEMENT VIII

STATEMENT OF OUTSTANDING PUBLIC DEBT

AS AT MARCH 31, 2011

EXTERNAL DEBT		CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
	1360/OC-JA RURAL WATER	US	3,602,357.60	308,897,120.90
	1363/OC -JA -NATIONAL ROAD IMPROVEMENT	US	5,892,046.80	505,234,764.23
	1419/OC-JA EMERGENCY RECONSTRUCTION	US	11,098,706.20	951,698,518.46
	1438/OC/JA -RE INFORMATION AND COMM. TECH PROJECT	US	1,258,179.20	107,887,104.95
	1562/OC-JA - NATIONAL IRRIGATION DEVELOPMENT PROGRAM	US	5,934,647.90	508,887,748.92
	1959/OC/JA - EMERGENCY ASSIST. - 2007 ATLANTIC HURRICANE SEASON	US	9,999,999.60	857,485,965.70
	1972/OC/JA - COMPETITIVENESS ENHANCEMENT PROGRAM	US	30,000,000.00	2,572,458,000.00
	2026/OC/JA - TRANSPORTATION INFRASTRUCTURE REHAB. PROGRAM	US	14,105,113.10	1,209,493,701.17
	2039/OC/JA - YOUTH DEVELOPMENT PROGRAM PHASE 1	US	1,745,782.00	149,698,362.41
	2058/OC/JA - PUBLIC FINANCIAL & PERFORMANCE MANAGEMENT	US	60,000,000.00	5,144,916,000.00
	2074/OC/JA - EDUCATION REFORM PROGRAM	US	30,000,000.00	2,572,458,000.00
	2100/OC/JA - SUPPLEMENTAL LOAN TO FINANCE THE PESP ACTIVITIES	US	7,642,149.40	655,303,612.04
	2116/OC/JA - LIQUIDITY PROGRAM FOR GROWTH SUSTAINABILITY	US	98,152,177.90	8,416,411,841.88
	1559/OC/JA -1- SOCIAL PROTECTION SUPPORT FOR FOOD PRICE CRISIS	US	14,625,000.00	1,254,073,275.00
	2272/OC/JA - CITIZEN SECURITY AND JUSTICE PROGRAM 11	US	50,000,000.00	4,287,430,000.00
	2276/OC/JA - ROAD IMPROVEMENT PROGRAM	US	505,503.00	43,346,174.55
	2299/OC/JA - HUMAN CAPITAL AND PROTECTION PROGRAM	US	10,944,119.50	938,442,925.36
	2297/OC/JA - COMPETITIVE ENHANCEMENT PROGRAM	US	60,000,000.00	5,144,916,000.00
	2298/OC/JA - PUBLIC FINANCIAL & PERFORMANCE MGMT PROG. 11	US	60,000,000.00	5,144,916,000.00
	2300/OC/JA - SUPPORT FOR EDUCATION SECTOR REFORM 11 (PBL)	US	30,000,000.00	2,572,458,000.00
	2301/OC/JA - SUPPORT FOR EDUCATION SECTOR REFORM 11 (Investment)	US	1,133,546.60	97,200,033.98
	2359/OC/JA - FISCAL CONSOLIDATION PG FIRST PROG OPERATION	US	200,000,000.00	17,149,720,000.00
	2444/OC-JA - AGRICULTURAL COMPETITIVENESS PROGRAM	US	70,000.00	10,744,300.00
	2502/OC/JA - FISCAL CONSOLIDATION PROGRAM 11	US	200,000,000.00	17,149,720,000.00

	TOTAL - INTER-AMERICAN DEVELOPMENT BANK			107,739,165,450.86

b)	CARIBBEAN DEVELOPMENT BANK
	04/SFR-JAM -SECOND WATER PROJECT	US	1,489,733.00	127,742,519.12
	05/SFR -JAM REHAB. HURRICANE DAM.	US	5,979,020.00	512,692,594.37
	06/SFR JAM -ROAD IMPROVEMENT	US	1,073,272.00	92,031,571.42
	06/SFR-R WISCO JAMAICA	EURO	747,783.52	90,985,064.23
	08/SFR-OR-JAM -RURAL ELECTRIFICATION	US	5,028,974.40	431,227,514.24
	10/SFR-JAM - UTECH CENTRE	US	1,113,169.00	95,452,683.31
	10/SFR-OR-JAM -SOCIAL INVESTMENT FUND	US	11,631,188.00	997,358,087.34
	11/SFR-OR-JAM -CITRUS REPLANTING 11310-001	US	1,649,736.29	141,462,577.24
	11/SFR-JAM -ENGINEERING DESIGNS IRRIG.	US	35,690.39	3,060,400.98
	12/SFR-JAM -REGIONAL TOURISM EMERGENCY	US	117,361.09	10,063,549.16
	12/SFR-OR-JAM 11315-001 -FINANCIAL SECTOR REFORM	US	16,249,999.93	1,393,414,744.00
	12/SFR-OR JAM-11315-002 UNIFIED-SDF FINANCIAL SECTOR REFORM.	US	2,409,665.50	206,625,443.09
	13/SR-OR-JAM -ENHANCEMENT OF BASIC SCHOOL (OCR)	US	3,432,281.61	294,313,342.86
	13/SFR OR JAM -ENHANCEMENT OF BASIC SCHOOL	US	4,031,829.19	345,723,708.48
	13/SFR -JAM DISASTER MANAGEMENT	US	196,608.49	16,858,902.77
	14/SFR-OR-JAM -001 IRRIGATION DEV.PROJ	US	5,320,659.22	456,239,079.19
	14/SFR-OR-JAM -003-002 IRRIGATION DEV.PROJ	US	674,731.08	57,857,245.49
	14/SFR-JAM DISASTER MAN.	US	218,750.00	18,757,506.25
	15/SFR-OR-JAM -REHAB. OF FLOOD DAMAGE	US	15,666,163.81	1,343,351,614.08
	15/SFR-OR-JAM -REHAB. OF FLOOD DAMAGE	US	2,449,993.00	210,083,469.76
	15/SFR-OR-JAM REHAB OF FLOOD DAMAGE ADDITIONAL LOAN	US	4,149,817.18	355,841,013.44
	16/SFR-OR-JAM -WASHINGTON BOULEVARD IMPROVEMENT	US	4,169,761.86	357,551,241.83
	17/SFR-OR -JAM- HURRICANE DEAN REHAB WORKS	US	593,120.47	50,859,249.93
	17/SFR-JAM - IMMEDIATE RESPONSE TO HURRICANE DEAN	US	383,652.00	32,897,621.89
	18/SFR-OR- JAM - UTECH ENHANCEMENT PROJECT	US	427,537.00	36,660,699.20
	19/SFR-OR-JAM - POLICY BASED LOAN	US	66,666,665.00	5,716,573,190.42
	25/OR-JAM CARIBBEAN COURT OF JUSTICE	US	10,762,500.00	922,869,307.50
	27/OR-JAM UNIVERSITY OF TECHNOLOGY	US	378,709.35	32,473,796.57
	28/OR-JAM COASTAL HIGHWAY IMPROVEMENT #4	US	52,648,203.00	4,514,509,699.77
	20/SFR-JM AGRICULTURAL SUPPORT	US	5,200,000.00	445,892,720.00
	20/SFR-OR-JAM NATURAL DISASTER GUSTAV MANAGEMENT	US	16,006,936.62	1,372,572,405.45

	TOTAL - CARIBBEAN DEVELOPMENT BANK			20,684,002,563.37

c)	INT’L BANK FOR RECONSTRUCTION & DEVELOPMENT
	3758-JM TAX ADMINISTRATION REFORM PROJECT	US EQ	134,019.00	11,491,941.62
	3758A-JM SINGLE CURRENCY LOAN TAX ADMINISTRATION	US	413,254.62	35,436,005.11
	4070-JM STUDENT’S LOAN PROJECT 28.5M	US EQ	5,890,000.00	505,059,254.00

2011-2012 JAMAICA BUDGET

STATEMENT VIII

STATEMENT OF OUTSTANDING PUBLIC DEBT

AS AT MARCH 31, 2011

EXTERNAL DEBT		CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
	4083-JM PUBLIC SECTOR MODERNIZATION	US EQ	4,274,882.00	366,565,146.67
	4088-JM SOCIAL INVESTMENT FUND PROJECT	US	4,135,000.00	354,570,461.00
	4819-JM INNER CITY PROJECT	US	13,749,236.18	1,178,977,753.50
	4878-JM HURRICANE DEAN EMERGENCY RECOVERY	US	8,243,000.00	706,825,709.80
	7036-JM DEBT MANAGEMENT PROGRAM	US	40,597,500.00	3,481,178,788.50
	7076-JM SOCIAL SAFETY NET	US	26,682,801.56	2,288,012,877.85
	7095-JM EMERGENCY ECONOMIC REHAB.	US	45,852,500.00	3,931,787,681.50
	7148-JM NATIONAL COMMUNITY DEVELOPMENT	US	9,774,214.00	838,125,166.60
	7149-JM REFORM OF SECONDARY EDUCATION PROJECT II	US	8,582,955.67	735,976,432.56
	7112-JM HIV/AIDS PROJECT	US	7,126,435.00	611,081,824.24
	7150-JM DEBT MANAGEMENT	US	56,250,000.00	4,823,358,750.00
	7554-JM EARLY CHILDHOOD DEVELOPMENT PROJECT	US	5,938,711.00	509,236,154.05
	7555-JM SOCIAL PROTECTION PROJECT	US	16,913,172.00	1,450,280,820.56
	7556-JM SECOND HIV/AIDS PROJECT	US	3,211,416.00	275,374,426.02
	7653-JM FISCAL AND DEBT SUSTAINABLILITY DEV POLICY	US	100,000,000.00	8,574,860,000.00
	7769-JM RURAL ECONOMIC DEVELOPMENT PROGRAM	US	1,037,500.00	88,964,172.50
	7856-JM FIRST PROGRAM FISCAL SUST. DEVELOP. POLICY LOAN	US	200,000,000.00	17,149,720,000.00
	7815-JM EDUCATION TRANSFORMATION CAPACITY BLDG. PROJECT	US	2,540,000.00	217,801,444.00

	TOTAL - INT’L BANK FOR RECONSTRUCTION & DEV.			48,134,684,810.09

d)	OPEC FUND FOR INT’L DEVELOPMENT
	645-P BUSHY PARK/SANDY BAY ROAD PROJECT	US	875,000.00	75,030,025.00
	685-P JAMAICA SOCIAL INVESTMENT FUND PROJECT	US	500,060.00	42,879,444.92
	795-P PARISH INFRASTRUCTURE DEV.	US	2,000,080.00	171,504,059.89
	831-P EDUCATION SUPPORT PROJECT LOAN	US	2,800,030.00	240,098,652.46
	906-P RURAL ROAD REHABILITATION	US	3,833,380.00	328,706,968.27
	1007-P NATIONAL COMMUNITY DEV. PROJECT	US	4,666,680.00	400,161,276.65
	1152-P RURAL ROAD REHABILITATION PHASE 2	US	0.00	0.00
	1238-P BOGUE ROAD IMPROVEMENT PROJECT	US	16,022,165.02	1,373,878,219.43

	TOTAL - OPEC FUND FOR INT’L DEVELOPMENT			2,632,258,646.61

e)	EUROPEAN ECONOMIC COMMUNITY COMMISSION
	LN #8.0006 2000 ACRES BANANA PLANT	EURO	632,606.13	76,971,085.66
	LN #8.0008 SUPPLY OF EQUIP FOR MICRODAMS & IRRIGATE.	EURO	573,109.00	69,731,891.36
	LN #8.0032 JECIC	EURO	296,600.00	36,088,211.80
	LN #8.0163 RURAL ELECTRIFICATION	EURO	1,223,366.75	148,850,702.57
	LN #8.0347 SANGSTERS AIRPORT MAIN TERMINAL	EURO	5,077,920.00	617,845,760.16
	LN #8.0371 CAST & CTC STUDENT ACCOMMODATION	EURO	959,404.00	116,733,562.89
	LN #8.0383 NEGRIL OCHO-RIOS WASTE WATER PROJECT	EURO	20,059,505.40	2,440,700,200.53
	LN #8.0388 CREDIT SCH. FOR MICRO & SMALL ENTERPRISES	EURO	4,836,080.00	588,420,361.84
	LN #8.0395 MORANT/YALLAHS AGRICULTURAL DEV. PROJ.	EURO	1,148,876.00	139,787,189.55
	LN #21613 PORT ANTONIO WATER & SEWERAGE PROJECT	EURO	1,000,000.00	121,673,000.00

	TOTAL-EUROPEAN ECONOMIC COMMUNITY COMMISSION			4,356,801,966.36

f)	EUROPEAN INVESTMENT BANK
	LN #21613 PORT ANTONIO WATER & SEWERAGE PROJECT	EURO	833,800.00	101,450,947.40

	TOTAL - EUROPEAN INVESTMENT BANK			101,450,947.40

g)	NORDIC DEVELOPMENT FUND
	NDF #81 PRIMARY EDUCATION IMPROVEMENT PROG.	XDR	1,680,000.00	228,444,720.00
	NDF #120 MULTI-SECTORAL PRE-INVESTMENT PROJECT	XDR	1,600,888.00	217,687,149.35
	NDF #165 AIRPORT REFORM & IMPROVEMENT PROGRAM	XDR	1,860,000.00	252,920,940.00

	TOTAL - NORDIC DEVELOPMENT FUND			699,052,809.35

TOTAL INTERNATIONAL & MULTINATIONAL INSTITUTIONS				184,347,417,194.04

TOTAL EXTERNAL DEBT				574,888,760,210.22

GRAND TOTAL FOREIGN AND LOCAL DEBTS				1,384,258,755,540.89

2011-2012 JAMAICA BUDGET

STATEMENT IX

Summary of Revenue Estimates and Estimates of Expenditure for the Year 2011-12

$’000

Recurrent

Revenue		Expenditure
	Estimates, 2011/12		Estimates, 2011/12
Taxation Revenue		Recurrent Expenditure

Customs	24,424,015	His Excellency the Governor General and Staff	100,492
General Consumption Tax	96,458,167	Houses of Parliament	645,342
Special Consumption Tax	40,165,517	Office of the Public Defender	73,425
Income Tax	112,501,635	Office of the Contractor General	198,672
Land and Property Tax	0	Auditor General	342,713
Stamp Duties	8,352,887	Office of the Services Commissions	144,773
Motor Vehicle Licences	1,943,991	Independent Commission of Investigations	200,000
Other Licences	289,540	Office of the Children’s Advocate	75,435
Travel Tax	5,044,590	Office of the Prime Minister	6,469,695
Betting, Gaming and Lotteries - Duty, Fees, Levies	1,671,482	Office of the Cabinet	667,583
Education Tax	14,476,133	Ministry of Tourism	3,023,038
Contractors Levy	924,764	Office of the Prime Minister (Local Government)	7,233,721
Environmental Levy	2,202,998	Ministry of Finance and the Public Service	172,877,934
		Ministry of National Security	42,012,142
Subtotal Taxation	308,455,718	Ministry of Justice	4,028,729
		Ministry of Foreign Affairs and Foreign Trade	2,720,206
Non-Tax Revenue		Ministry of Labour and Social Security	2,160,543
		Ministry of Education	70,721,494
Post Office	1,139,095	Ministry of Health	34,233,309
Interest	1,909,652	Ministry of Youth, Sport and Culture	1,897,087
Departmental and Other Miscellaneous Revenue	15,031,032	Ministry of Agriculture and Fisheries	3,907,193
		Ministry of Industry, Investment and Commerce	2,211,399
Subtotal Non-Tax Revenue	18,079,780	Ministry of Energy and Mining	413,976
		Ministry of Water and Housing	591,093
Transfers from Capital Development Fund	1,786,127	Ministry of Transport and Works	2,815,063
		Gross Total	359,765,057

		Less Appropriations-In-Aid	(7,718,600)

Total Recurrent Revenue	328,321,624	Total Recurrent Expenditure	352,046,457

2011-2012 JAMAICA BUDGET

STATEMENT IX

Summary of Revenue Estimates and Estimates of Expenditure for the Year 2011-12

$’000

Capital

Revenue		Expenditure
	Estimates,		Estimates,
	2011/12		2011/12
Capital Revenue		Capital Expenditure

Royalties	534,960	His Excellency the Governor General and Staff	0
Loan Repayments	8,647,438	Houses of Parliament	0
Extraordinary Receipts	13,279,701	Office of the Public Defender	0
Land Sales	0	Office of the Contractor General	0
		Auditor General	0
Subtotal Capital Revenue	22,462,098	Office of the Services Commissions	0
		Office of the Children’s Advocate	0
External Loans		Office of the Prime Minister	10,679,953
		Office of the Cabinet	752,000
(A) Multilateral		Office of the Prime Minister (Local Government)	597,812
		Ministry of Finance and the Public Service	149,399,576
International Bank for Reconstruction and Development	11,372,405	Ministry of National Security	2,427,339
		Ministry of Justice	1,008,704
Inter-American Development Bank	23,755,824	Ministry of Foreign Affairs and Foreign Trade	93,250
European Union	0	Ministry of Labour and Social Security	4,182,474
World Bank/IDB	0	Ministry of Education	3,190,724
OFID	120,050	Ministry of Health	2,402,707
OPEC	277,200	Ministry of Youth, Sport and Culture	321,301
Caribbean Development Bank	5,074,153	Ministry of Agriculture and Fisheries	4,278,561
Other	0	Ministry of Industry, Investment and Commerce	94,096
		Ministry of Energy and Mining	1,600,940
Total Multilateral	40,599,632	Ministry of Water and Housing	3,023,472
		Ministry of Transport and Works	12,167,087

(B) Bilateral
		Gross Total	196,219,996
PL480	0
Kuwait	194,200	Less Appropriations-In-Aid	(3,545,192)
VIF	0
China	2,981,542	Total Capital Expenditure	192,674,804

Japan	0
Britain	0

Total Bilateral	3,175,742

(C) Capital Market	0

Total External Loans	43,775,374

Domestic Loans

(E) Local Registered Stocks & Debentures	97,002,821

(F) Other	0

Total Domestic Loans	97,002,821

Total External and Domestic Loans	140,778,195

2011-2012 JAMAICA BUDGET

STATEMENT IX

Summary of Revenue Estimates and Estimates of Expenditure for the Year 2011-12

$’000

SUMMARY

Revenue		Expenditure
Tax and Non Tax Revenue	326,535,498	Recurrent Estimates	352,046,457
Capital Revenue	22,462,098	Capital Estimates	192,674,804
Transfer from the Capital Development Fund	1,786,127

Loan Funds (Raised and to be raised)	140,778,195

Total Receipts	491,561,918	Total Expenditure	544,721,261

2011-2012 JAMAICA BUDGET

STATEMENT X

Statement of the Financing of the Estimates of Expenditure for the Year 2011-12

Recurrent Revenue		Recurrent Expenditure
Taxation Revenue	308,455,718	Consolidated Fund Charges	147,651,994
Non-Tax Revenue	18,079,780	Voted Expenditure	204,394,463
Transfer from the Capital Development Fund	1,786,127	Current Account Surplus	(23,724,833)

Total	328,321,624	Total	328,321,624

Current Account Surplus	(23,724,833)
Capital Revenue	22,462,098

Loan Funds		Capital Expenditure

(A) External Loans		Consolidated Fund Charges	132,259,388
		Voted Expenditure	60,415,416
(i) Multilateral	40,599,632	Deficit	(53,159,343)
(ii) Bilateral	3,175,742
(iii) Other	0

Total External Loans	43,775,374

(B) Domestic Loans	97,002,821

Total Loan Funds	140,778,195

Total	139,515,461	Total	139,515,461

2011-2012 JAMAICA BUDGET

STATEMENT XI

STATEMENT OF CONSOLIDATED FUND CHARGES

Head No.	Head of Estimates	Particulars of Service	Amount $’000	Statutory Authority
0100	His Excellency the Governor-General and Staff	Emoluments of the Governor-General and his personal staff as well as general expenditure affiliated to the office of the Governor-General	60,103.0	Section 12 of the Governor-General (Expenditure, Personal Staff, Tax Exemptions and Pensions) Act.

0200	Houses of Parliament	Salaries and Allowances of the Clerk and Deputy Clerk of the Senate and the House of Representatives.	8,209.0	Section 47 (8) of the Constitution of Jamaica.

0300	Office of the Public Defender	Salary and Allowances of the Public Defender.	8,409.0	Section 9 of the Public Defender Interim Act 33/1999

0400	Office of the Contractor General	Salary and Allowances of the Contractor General.	8,431.0	Section 11 (1) and (3) of the Contractor General Act, (Act 15 of 1983).

0500	Auditor General	Salary of the Auditor General	4,845.0	Section 120 – 122 of the Constitution of Jamaica; Section 25 – 36 of the Financial Administration and Audit Act.

0600	Office of the Services Commissions	Salaries and Allowances of the Chairman and members of the Public Service Commissions.	2,850.0	Section 124 (8) of the Constitution of Jamaica.

2018	Public Debt Charges	Payment of interest, service charges and commitment fees in respect of the public debt of Jamaica.	131,083,884.0	Section 119 of the Constitution of Jamaica.

2019	Pensions	Public Officers Pensions, Gratuities and Monthly Allowances granted in pursuance of the provisions of the Pensions Act.	10,239,467.0	Section 4 of the Pensions Act.

		Jamaica Defence Force Pension	332,778.0	Defence (Retired, Pay Pensions and other Grants) Regulation, 1962

		Local Forces Pension	19.0	Local Forces Act

		National Heroes Widows’ Pensions	0.0	National Heroes (Widows’ Pensions) Act, 1974 (Act II of 1974).

		Governor-General’s Pension	13,915.0	Governor General Act

		Payment of Pensions and Gratuities to Teachers in accordance with the Pensions Act	3,059,542.0	The Pensions (Teachers) Act.

		Refund of Contributions by Police Sub-Officers and Men	62.0	Constabulary Force Act

2011-2012 JAMAICA BUDGET

STATEMENT XI

STATEMENT OF CONSOLIDATED FUND CHARGES

Head No.	Head of Estimates	Particulars of Service	Amount $’000	Statutory Authority
		Payment of Pensions, Gratuities or other allowances to Sub-Officers and Constables of the Police Force in accordance with the Constabulary Force Act	1,891,693.0	Section 59 of the Constabulary Force Act.

		Special Constabulary Pensions and Gratuities	278,308.0	Constables (Special) Act

		Refund of Contributions by Men of the Special Constabulary	8.0	Constables (Special) Act

		Payment of retiring allowances, Widows’ allowances or gratuity to legislators in accordance with the provisions of the Retiring Allowance (Legislative Service) Act, and/or The Pensions (Prime Minister) Act.	152,912.0	Section 12 of the Retiring Allowances (Legislative Service) Act and Section 7 of the Pensions (Prime Minister) Act.

		Payment of Pensions in accordance with the Provisions of the Pensions (Civil Service Family Benefits) Act.	35,359.0	Pensions (Civil Service Family Benefits) Act.

		Refund of Family Benefits Contributions in accordance with the Provisions of the Pensions (Civil Service Family Benefits) Act.	6,971.0	Section 10 of the Pensions (Civil Service Family Benefits) Act.

		Payment of Pensions to the retired Ombudsmen and their widows.	0.0	The Ombudsman Act

		Payment of Pensions to the retired Contractor General and his widow in accordance with the Contractor General Act.	7,103.0	The Contractor General Act

		Jamaica Agricultural Society Pensions	11,586.0	Provident Fund Act

		Payment of Pensions to retired Parish Councillors and/or their widows in accordance with the provisions of the Retiring Allowances (Parish Councillors) Act	81,648.0	Parish Councillors Act 2005

		Payment of Pensions to the former employees, Jamaica Railway Corporation.	88,629.0	Jamaica Railway Corporation (Pensions) Regulations

		Total Pensions	16,200,000.0

2823	Court of Appeal	Payment of Salaries to the Judges of the Court of Appeal	68,793.0	Section 107 (1) of the Constitution of Jamaica

2825	Director of Public Prosecutions	Payment of Salary to the Director of Public Prosecutions	5,191.0	Section 95 (2) of the Constitution of Jamaica

2011-2012 JAMAICA BUDGET

STATEMENT XI

STATEMENT OF CONSOLIDATED FUND CHARGES

Head No.	Head of Estimates	Particulars of Service	Amount $’000	Statutory Authority
2829	Supreme Court	Payment of Salaries to the Judges of the Supreme Court	201,279.0	Section 101 (2) of the Constitution of Jamaica

		Total Recurrent	147,651,994.0

2000A	Ministry of Finance and the Public Service	Internal Debt	66,030,973.0	Section 119 of the Constitution of Jamaica

		External Debt	66,228,415.0	Section 119 of the Constitution of Jamaica

		Total Capital	132,259,388.0

		Grand Total Recurrent and Capital	279,911,382.0

2011-2012 JAMAICA BUDGET

STATEMENT XII

INSTITUTIONAL PROJECTS AND PROGRAMMES

(Statement Showing the Works to which Institutional Loans are Applied)

$’000

Service	Heads of Estimates (Activity No. in brackets)		Revised Estimates 2010-11	Estimates 2011-2012
				GoJ	External	Total
Agriculture
Improving Jamaica’s Agricultural Productivity Project (Green House)	5100B	(9,147)	66,363.0	28,191.0	26,010.0	54,201.0
National Irrigation Development Project (CDB)	5100B	(9,213)	15,000.0	0.0	0.0	0.0
Developing a Public Education and Awareness Programme for Increasing Land Titling and Registration	1500B	(9,345)	100.0	0.0	0.0	0.0
Hurricane Gustav Agricultural Rehabilitation Project	5100B	(9,092)	201,400.0	3,100.0	31,250.0	34,350.0
Agricultural Competitiveness Programme (formerly Rural Competitiveness Programme)	5100B	(9,348)	40,334.0	0.0	148,018.0	148,018.0
Centre of Excellence for Advanced Technology in Agriculture (CEATA)	5100B	(9,328)	22,000.0	4,000.0	53,572.0	57,572.0
Input Supplies Project (ALBA Food Initiative Project)	5100B	(9,329)	82,100.0	2,000.0	76,500.0	78,500.0
Agricultural Support Project (IDB)	5100B	(9,357)	4,335.0	0.0	2,701.0	2,701.0
National Irrigation Development Project (IDB)	5100B	(9,298)	220,320.0	107,488.0	283,858.0	391,346.0
Diversification of the Caribbean Livestock through the Production of Small Ruminants	5100B	(9,349)	15,808.0	22,499.0	27,087.0	49,586.0
Improving Jamaica’s Agricultural Productivity Project - (Marine/Environmental)	5100B	(9,122)	114,824.0	30,850.0	108,117.0	138,967.0
Agricultural Support Services Project	5100B	(9,218)	1,250.0	0.0	0.0	0.0
Banana Support Project	5100B	(9,293)	435,883.0	6,960.0	552,308.0	559,268.0
Sugar Transformation Project	5100B	(9,071)	857,600.0	1,200.0	2,009,600.0	2,010,800.0
Competitive Coffee Enterprises Programme	5100B	(9,333)	13,457.0	0.0	49,115.0	49,115.0
Capacity Building for Sustainable Land Management	5100B	(9,326)	13,216.0	5,000.0	32,500.0	37,500.0
Marketing and Agricultural for Jamaican Improved Competitiveness (MAJIC)	5100B	(9,332)	72,050.0	4,300.0	79,765.0	84,065.0

Total Agriculture			2,176,040.0	215,588.0	3,480,401.0	3,695,989.0

Education
School Feeding Modernising Programme (IDB)	4100B	(9340)	5,500.0	28,636.0	18,218.0	46,854.0
Schools Rehabilitation Project (USAID)	4100B	(9234)	51,727.0	53,117.0	2,791.0	55,908.0
Enhancement of Basic Schools Project (CDB)	4100B	(9232)	288,552.0	17,197.0	171,460.0	188,657.0
Improvement of the Japanese Language Learning Equipment at the University of the West Indies	4100B	(9378)	0.0	0.0	28,300.0	28,300.0
Early Childhood Development Project (IBRD)	4100B	(9237)	31,070.0	0.0	70,000.0	70,000.0
USAID/Jamaica Basic Education Project	4100B	(9330)	183,575.0	24,288.0	149,423.0	173,711.0
Primary Education Support Project (IDB)	4100B	(9220)	278,003.0	16,444.0	387,528.0	403,972.0
University of Technology Enhancement Project	4100B	(9088)	54,000.0	0.0	212,471.0	212,471.0
Education System Transformation Programme (IBRD/IADB)	4100B	(9331)	160,023.0	13,002.0	1,176,640.0	1,189,642.0

Total Education			1,052,450.0	152,684.0	2,216,831.0	2,369,515.0

Health
Jamaica HIV/AIDS Prevention and Control II	4200B	(9205)	248,000.0	55,478.0	291,258.0	346,736.0
HIV Prevalence in Most-at-Risk Population Reduced (USAID)	4200B	(9337)	118,162.0	51,196.0	182,700.0	233,896.0
Improved Health Status Among Youth and Most Vulnerable Groups	4200B	(9215)	4,000.0	0.0	0.0	0.0
Scaling Up to Provide Universal Access for HIV Treatment, Care and Prevention (Global Fund II)	4200B	(9206)	905,000.0	0.0	743,366.0	743,366.0

Total Health			1,275,162.0	106,674.0	1,217,324.0	1,323,998.0

Housing
Jamaica Economical Housing Project (GOJ/China EXIM Bank)	6300B	(9356)	263,000.0		1,500,000.0	1,500,000.0

Total Housing			263,000.0	0.0	1,500,000.0	1,500,000.0

Transport and Communication
Transportation Infrastructure Rehabilitation Programme (IDB)	6500B	(9238)	568,909.0	0.0	1,125,020.0	1,125,020.0
Commercial Vehicle Safety and Weight Limit Enforcement Programme	6500B	(9084)	95,881.0	103,805.0	0.0	103,805.0
Road Rehabilitation Project II (Kuwait Fund for Arab Economic Development)	6500B	(9313)	0.0	205,800.0	194,200.0	400,000.0
Road Rehabilitation Project II (OPEC)	6500B	(9311)	0.0	122,800.0	277,200.0	400,000.0

2011-2012 JAMAICA BUDGET

STATEMENT XII

INSTITUTIONAL PROJECTS AND PROGRAMMES

(Statement Showing the Works to which Institutional Loans are Applied)

$’000

Service	Heads of Estimates (Activity No. in brackets)		Revised Estimates 2010-11	Estimates 2011-2012
				GoJ	External	Total
Northern Jamaica Development Project (OECF/IADB/EU/GOJ)	6500B	(9031)	1,737,037.0	720,000.0	0.0	720,000.0
Natural Disaster Management - Tropical Storm Gustav Rehabilitation Works (CDB)	6500B	(9252)	761,345.0	0.0	427,945.0	427,945.0

Washington Boulevard Corridor Widening	6500B	(9280)	670,963.0	125,627.0	727,163.0	852,790.0

Total Transport and Communication			3,834,135.0	1,278,032.0	2,751,528.0	4,029,560.0

Water and Sewerage
Rural Water Supply Project (IDB)	6300B	(9261)	29,350.0	0.0	18,000.0	18,000.0
Tropical Storm Nicole - KMA Drainage Project (CDB)	6300B	(9251)	870,000.0	94,640.0	628,360.0	723,000.0
Kingston Metropolitan Area (KMA) Water Supply Project (JICA)	6300B	(9184)	1,428,000.0	870,000.0	0.0	870,000.0
Carib-HYCOS Project (EU)	6300B	(9250)	0.0	660.0	4,812.0	5,472.0
Port Antonio Water Sewerage and Drainage Project (EIB)	6300B	(9272)	26,400.0	0.0	0.0	0.0

Total Water and Sewerage			2,353,750.0	965,300.0	651,172.0	1,616,472.0

Mining and Energy
Low Carbon Energy Road Map for Jamaica	5600B	(9373)	—	0.0	17,600.0	17,600.0
Energy Efficiency and Conservation Loan Preparation Facility	5600B	(9372)	—	8,000.0	22,000.0	30,000.0
Energy Efficiency and Conservation Technical Assistance Project	5600B	(9323)	36,851.0	2,640.0	17,600.0	20,240.0
Caribbean Hotel Energy and Action Project	5600B	(9374)	—	17,600.0	88,000.0	105,600.0
Developing an Energy Services Company (ESCO) Industry in Jamaica	4000B	(9376)	—	3,900.0	15,000.0	18,900.0

Total Mining and Energy			36,851.0	32,140.0	160,200.0	192,340.0

Environment
Strengthening the Operational and Financial Sustainability of the National Area System (UNDP)	1500B	(9370)	0.0	3,611.0	103,157.0	106,768.0
Montreal Protocol for the Phasing out of Ozone Depleting Substances	1500B	(9188)	6,923.0	4,223.0	2,700.0	6,923.0
Mitigating the Threat of Invasive Alien Species in the Insular Caribbean (CIDA)	1500B	(9343)	31,250.0	25,491.0	27,962.0	53,453.0
Piloting Natural Resource Valuation within Environmental Impact Assessments (UNDP)	1500B	(9344)	31,260.0	1,740.0	25,578.0	27,318.0
National Spatial Plan Project (CDB)	1500B	(9338)	43,098.0	12,402.0	32,147.0	44,549.0

Total Environment			112,531.0	47,467.0	191,544.0	239,011.0

Other
Offices of the Ministry of Foreign Affairs and Foreign Trade	3000B	(9083)	54,164.0	58,750.0	34,500.0	93,250.0
Citizen Security and Justice Programme II (IDB)	2600B	(9346)	568,852.0	150,000.0	680,020.0	830,020.0
Youth Development Programme (IDB)	4500B	(9089)	66,984.0	30,000.0	174,983.0	204,983.0
Promotion of Foreign Direct Investment in Jamaica (IADB)	5300B	(9377)	0.0	2,000.0	20,769.0	22,769.0
Study on Adolescent Dislocation in Jamaica	1500B	(9363)	0.0	2,154.0	10,770.0	12,924.0
Climate Change Adaptation and Disaster Risk Reduction	5100B	(9327)	61,000.0	2,845.0	100,452.0	103,297.0
Community Based Landslide Risk Management (Japan Social Development Fund/IBRD)	1500B	(9322)	28,603.0	5,267.0	109,071.0	114,338.0
Reduction of Fluctuation in Export Earnings - FLEX (EU)	1500B	(9208)	104,480.0	56,494.0	31,577.0	88,071.0
Public Sector Transformation Unit (PSTU)	1600B	(9375)	0.0	0.0	74,638.0	74,638.0
Community Crime Prevention Programme -Renovation and Refurbishing of Community Centre in Kingston	2600B	(9258)	5,066.0	0.0	4,100.0	4,100.0
Public Sector Modernisation Programme II	1600B	(9263)	345,077.0	255,026.0	42,241.0	297,267.0
Natural Hazard Management in Urban Coastal Areas	1500B	(9307)	73,947.0	6,810.0	17,490.0	24,300.0
Planning Model Development and National Development Plan ‘T21’ (CDB)	1500B	(9072)	26,201.0	36,350.0	38,254.0	74,604.0
Road Improvement Programme	6500B	(9335)	15,000.0	15,750.0	225,000.0	240,750.0
Palisadoes Shoreline and Road Project	6500B	(9334)	626,000.0	154,583.0	1,145,892.0	1,300,475.0
Justice Undertakings for Social Transformation (JUST)	2800B	(9388)	0.0	0.0	360,625.0	360,625.0
Caribbean Wide Elaboration of Collaboration Schemes (Caribbean WELCOME) Project	1500B	(9362)	0.0	630.0	5,497.0	6,127.0
Support to the Development of a National Statistics System	1500B	(9347)	14,558.0	0.0	13,741.0	13,741.0
Youth Development Programme (IDB)	4100B	(9089)	96,631.0	59,037.0	276,438.0	335,475.0
Poverty Reduction Programme II - Capacity Building and Training for Communities (EU)	2600B	(9257)	62,535.0	0.0	60,636.0	60,636.0
Fiscal Systems Modernisation (IADB)	2000B	(9381)	0.0	0.0	549,926.0	549,926.0
Capacity Building in the Enforcement of Competition Law in Jamaica	5300B	(9351)	3,900.0	1,791.0	6,710.0	8,501.0
Strategic Statistical Development	1500B	(9368)	0.0	0.0	14,878.0	14,878.0

2011-2012 JAMAICA BUDGET

STATEMENT XII

INSTITUTIONAL PROJECTS AND PROGRAMMES

(Statement Showing the Works to which Institutional Loans are Applied)

$’000

Service	Heads of Estimates (Activity No. in brackets)		Revised Estimates 2010-11	Estimates 2011-2012
				GoJ	External	Total
Plant Breeding and Diagnostics Technologies	5300B	(9036)	3,222.0	1,000.0	7,774.0	8,774.0
Energy Security and Efficiency Enhancement Project	5600B	(9353)	15,000.0	0.0	107,500.0	107,500.0
Youth Empowerment and Information Centre Establishment in Jamaica	4500B	(9253)	54,183.0	3,237.0	32,204.0	35,441.0
Jamaica PATH Conditional Transfer Programme (IBRD/JSDF)	4000B	(9355)	39,600.0	0.0	44,942.0	44,942.0
Productive Integration of Micro-Enterprises in Jamaica/Industry Modernisation Project	5300B	(9295)	22,000.0	0.0	10,310.0	10,310.0
Caribbean Prosecutors’ Conference	2800B	(9387)	0.0	0.0	3,836.0	3,836.0
Household Expenditure Survey	1500B	(9350)	10,954.0	0.0	0.0	0.0
Community Renewal Programme	1500B	(9366)	0.0	27,000.0	14,000.0	41,000.0
Strategic Flexible Funding Facility (UNDP)	1500B	(9339)	14,960.0	430.0	30,100.0	30,530.0
Information and Communications Technology Project	1500B	(9278)	109,480.0	0.0	0.0	0.0
Water Sector Policy and Rural Master Plan	6300B	(9371)	0.0	0.0	50,000.0	50,000.0
Jamaica Competitiveness Enhancement Programme	1500B	(9086)	10,000.0	16,438.0	12,000.0	28,438.0
Pilot Programme for Climate Resilience	1500B	(9365)	0.0	10,750.0	213,546.0	224,296.0
Centralised Information Technology System for Micro, Small and Medium-Sized Enterprises (IADB)	5300B	(9384)	0.0	5,596.0	12,859.0	18,455.0
Jamaica Violence Prevention and Sustainable Development Programme (UNDP)	2600B	(9254)	124,375.0	0.0	52,845.0	52,845.0
Support For Decentralised Road Maintenance Programme	6500B	(9380)	0.0	8,600.0	43,000.0	51,600.0

Social Protection Project	4000B	(9207)	3,676,411.0	2,855,874.0	1,127,593.0	3,983,467.0
Montego Bay Convention Centre (EXIM Bank of China)	1500B	(9070)	2,945,721.0	192,571.0	317,188.0	509,759.0

Repairs to Secondary Schools (USAID)	4100B	(9361)	0.0	0.0	21,500.0	21,500.0
Bogue Road Rehabilitation Project	6500B	(9091)	1,243,655.0	88,000.0	120,050.0	208,050.0
Citizen Security and Justice Programme II (IDB)	2800B	(9346)	12,000.0	0.0	71,574.0	71,574.0
Food Processing Incubator Project	5300B	(9352)	14,000.0	0.0	5,287.0	5,287.0
Transforming the Vital Statistics Data Collection	1500B	(9239)	42,006.0	14,905.0	36,622.0	51,527.0
Child Protection Programme (UNICEF)	2800B	(9382)	0.0	0.0	13,000.0	13,000.0
Institutional Strengthening of the Planning Institute of Jamaica II	1500B	(9360)	4,000.0	0.0	45,739.0	45,739.0
Community Crime and Violence (Jamaica Crime Observatory)	2600B	(9383)	0.0	0.0	20,000.0	20,000.0
Building Disaster Resilient Communities	1500B	(9312)	31,336.0	16,552.0	15,482.0	32,034.0
Development of National Policy and Plan of Action on International Migration and Development	1500B	(9364)	0.0	1,426.0	8,124.0	9,550.0
Rehabilitation and Reintegration of Local Offenders and Deported Persons (BFCO)	2600B	(9316)	129,203.0	0.0	80,000.0	80,000.0
Youth Empowerment and Participation Programme	4500B	(9248)	35,379.0	7,760.0	9,030.0	16,790.0
Institutional Strenghtening of the Planning Institute of Jamaica	1500B	(9090)	17,972.0	0.0	0.0	0.0
Climate Change Adaptation and Disaster Risk Reduction	1500B	(9327)	5,991.0	5,890.0	128,291.0	134,181.0
Protecting Children in Emergencies by Strengthening the Capacity of Schools and their Surrounding Communities to respond to Disasters (Phase II)	1500B	(9308)	7,222.0	4,834.0	0.0	4,834.0
Institutionalisation of DevInfo	1500B	(9069)	12,428.0	8,087.0	690.0	8,777.0
Development of Sport and Recreational Facilities (Venezuelan Investment Fund - BANDES)	1500B	(9145)	1,138,161.0	155,466.0	138,806.0	294,272.0
Caribbean Basin Security Initiative	2600B	(9386)	0.0	0.0	202,508.0	202,508.0
Understanding Social Effects of Financial Crisis (IDB)	1500B	(9358)	8,600.0	0.0	53,419.0	53,419.0
Support to Improve the Lives of Persons with Disabilities (IDB)	4000B	(9354)	5,549.0	0.0	39,701.0	39,701.0
Natural Disaster Management - Immediate Response Tropical Storm Nicole (CDB)	6500B	(9369)	0.0	2,700.0	67,500.0	70,200.0
Support to National Development Planning Goals, MDGs and Human Development (UNDP)	1500B	(9341)	7,210.0	0.0	7,210.0	7,210.0
Social Protection Support To Food Price Crisis (IDB)	4000B	(9228)	105,425.0	0.0	95,464.0	95,464.0
Jamaica Social Investment Fund	1500B	(9178)	1,960,603.0	359,595.0	2,447,736.0	2,807,331.0
Total Other			13,959,644.0	4,624,198.0	9,705,638.0	14,329,836.0

GRAND Total			25,063,563.0	7,422,083.0	21,874,638.0	29,296,721.0

2011-2012 JAMAICA BUDGET

STATEMENT XIII

Functional Classification of Expenditure

For the Year 2011-2012 As Presented to the House of Representatives

Recurrent

	Actual Estimates 2009-2010	Approved Estimates 2010-2011	Revised Estimates 2010-2011	Estimates 2011-2012
1 General Government Services
1 Executive and Legislative Services	1,669,545.0	1,785,193.0	1,796,051.0	1,741,297.0
2 Economic and Fiscal Policies and Management	8,687,785.0	8,749,075.0	8,874,992.0	9,574,112.0
3 Personnel Management	2,895,610.0	3,409,508.0	3,409,508.0	3,441,417.0
4 Foreign Affairs	2,373,687.0	2,717,238.0	2,686,788.0	2,720,206.0
5 Economic Planning and Statistical Services	881,500.0	885,773.0	885,773.0	918,840.0
6 Public Works	496,856.0	531,319.0	531,319.0	592,869.0
7 Other General Government Services	16,508,284.0	18,234,348.0	18,519,911.0	23,976,925.0

Total General Government Services	33,807,120.0	36,605,071.0	36,996,959.0	43,281,893.0

2 Defence Affairs and Services
Total Defence Affairs and Services	9,555,583.0	8,832,001.0	9,971,603.0	9,710,553.0

3 Public Order and Safety Services
1 Police	24,124,767.0	25,273,825.0	25,812,280.0	27,972,977.0
2 Justice	2,449,751.0	2,598,945.0	2,793,759.0	4,028,729.0
3 Correctional Services	3,727,327.0	3,799,970.0	3,900,170.0	4,328,612.0

Total Public Order and Safety Services	30,301,845.0	31,672,740.0	32,506,209.0	36,330,318.0

4 Public Debt Management Services
1 Internal Debt	144,176,868.0	95,092,532.0	93,010,469.0	88,609,977.0
2 External Debt	42,643,983.0	47,056,815.0	39,899,419.0	42,473,907.0

Total Public Debt Management Services	186,820,851.0	142,149,347.0	132,909,888.0	131,083,884.0

5 Social Security and Welfare Services
Total Social Security and Welfare Services	2,848,004.0	3,004,293.0	3,228,578.0	3,178,396.0

6 Education Affairs and Services
Total Education Affairs and Services	70,287,166.0	68,839,776.0	69,534,730.0	69,039,003.0

7 Health Affairs and Services
Total Health Affairs and Services	29,090,701.0	30,172,083.0	32,615,200.0	32,605,781.0

8 Information and Broadcasting
Total Information and Broadcasting	574,071.0	553,291.0	553,291.0	630,649.0

9 Housing
Total Housing	228,013.0	238,207.0	238,207.0	239,028.0

10 Community Amenity Services
1 Community Development	4,096,250.0	3,853,671.0	4,142,553.0	4,470,915.0
2 Water Supply Services	326,655.0	352,365.0	352,365.0	396,499.0

Total Community Amenity Services	4,422,905.0	4,206,036.0	4,494,918.0	4,867,414.0

11 Art and Culture
Total Art and Culture	872,805.0	727,306.0	747,306.0	745,096.0

12 Other Social and Community Services
1 Sporting and Recreational Services	298,526.0	233,033.0	236,133.0	234,525.0
3 Youth Development Services	844,365.0	683,312.0	684,812.0	683,935.0
4 Other Services	439,000.0	439,000.0	354,000.0	439,000.0

Total Other Social and Community Services	1,581,891.0	1,355,345.0	1,274,945.0	1,357,460.0

13 Industry and Commerce
Total Industry and Commerce	1,605,403.0	1,713,067.0	1,686,636.0	1,795,507.0

14 Agriculture
Total Agriculture	4,383,534.0	4,969,184.0	5,026,152.0	5,348,585.0

15 Mining
Total Mining	99,152.0	105,147.0	109,147.0	110,829.0

16 Energy

2011-2012 JAMAICA BUDGET

STATEMENT XIII

Functional Classification of Expenditure

For the Year 2011-2012 As Presented to the House of Representatives

Recurrent

	Actual Estimates 2009-2010	Approved Estimates 2010-2011	Revised Estimates 2010-2011	Estimates 2011-2012
Total Energy	123,228.0	113,227.0	113,227.0	110,735.0

17 Tourism
Total Tourism	2,646,573.0	2,210,414.0	2,578,414.0	3,023,038.0

18 Roads
Total Roads	569,422.0	592,070.0	870,224.0	983,208.0

19 Physical Planning and Development
Total Physical Planning and Development	156,339.0	178,880.0	178,880.0	163,157.0

20 Scientific and Technological Services
Total Scientific and Technological Services	552,634.0	584,953.0	583,453.0	599,435.0

21 Environmental Protection and Conservation
Total Environmental Protection and Conservation	592,785.0	599,591.0	599,591.0	618,567.0

22 Labour Relations and Employment Services
Total Labour Relations and Employment Services	835,569.0	824,039.0	852,022.0	977,791.0

23 Transport and Communication Services
1 Rail Transport	73,440.0	88,128.0	88,128.0	88,629.0
2 Shipping, Ports and Light Houses	289,197.0	306,792.0	329,492.0	330,582.0
3 Road Transport	898,128.0	793,480.0	791,280.0	650,902.0
5 Postal Services	1,825,341.0	1,822,639.0	1,823,185.0	1,889,976.0
6 Communication Services	156,363.0	126,691.0	163,502.0	127,396.0

Total Transport and Communication Services	3,242,469.0	3,137,730.0	3,195,587.0	3,087,485.0

25 Local Government Administration
Total Local Government Administration	3,805,217.0	2,616,990.0	3,120,746.0	3,249,733.0

99 Unallocated
Total Unallocated	—	2,000,000.0	—	6,627,512.0

Gross Total	389,003,280.0	348,000,788.0	343,985,913.0	359,765,057.0
Less Apropriations-in-Aid	3,555,703.0	4,648,179.0	5,774,515.0	7,718,600.0

Net Total	385,447,577.0	343,352,609.0	338,211,398.0	352,046,457.0

2011-2012 JAMAICA BUDGET

STATEMENT XIII

Functional Classification of Expenditure

For the Year 2011-2012 As Presented to the House of Representatives

Capital

	Actual Estimates 2009-2010	Approved Estimates 2010-2011	Revised Estimates 2010-2011	Estimates 2011-2012
1 General Government Services
1 Executive and Legislative Services	87,641.0	130,480.0	130,480.0	174,772.0
2 Economic and Fiscal Policies and Management	716,943.0	1,163,714.0	750,942.0	4,574,202.0
3 Personnel Management	88,935.0	81,334.0	81,334.0	222,000.0
4 Foreign Affairs	4,901.0	68,324.0	54,164.0	93,250.0
5 Economic Planning and Statistical Services	70,013.0	367,650.0	364,880.0	2,064,717.0
6 Public Works	190,507.0	120,594.0	120,594.0	568,562.0
7 Other General Government Services	1,303,774.0	2,705,160.0	2,355,085.0	3,136,059.0

Total General Government Services	2,462,714.0	4,637,256.0	3,857,479.0	10,833,562.0

2 Defence Affairs and Services

Total Defence Affairs and Services	340,000.0	160,000.0	166,500.0	280,430.0

3 Public Order and Safety Services
1 Police	1,445,103.0	1,158,293.0	1,561,682.0	1,859,473.0
2 Justice	271,180.0	285,000.0	277,000.0	1,008,704.0
3 Correctional Services	117,509.0	460,203.0	460,203.0	226,800.0

Total Public Order and Safety Services	1,833,792.0	1,903,496.0	2,298,885.0	3,094,977.0

4 Public Debt Management Services
1 Internal Debt	147,684,633.0	69,837,009.0	75,856,411.0	66,030,973.0
2 External Debt	22,868,510.0	26,997,237.0	22,452,805.0	66,228,415.0

Total Public Debt Management Services	170,553,143.0	96,834,246.0	98,309,216.0	132,259,388.0

5 Social Security and Welfare Services

Total Social Security and Welfare Services	3,016,200.0	3,842,185.0	3,842,185.0	4,201,574.0

6 Education Affairs and Services

Total Education Affairs and Services	2,740,323.0	2,765,437.0	1,752,747.0	2,917,841.0

7 Health Affairs and Services

Total Health Affairs and Services	1,153,370.0	1,451,353.0	2,011,353.0	2,354,707.0

8 Information and Broadcasting

Total Information and Broadcasting	4,849.0	—	—	13,500.0

9 Housing

Total Housing	56,291.0	53,000.0	366,000.0	1,773,908.0

10 Community Amenity Services
1 Community Development	409,715.0	327,920.0	299,682.0	492,439.0
2 Water Supply Services	1,376,100.0	1,849,838.0	1,712,850.0	1,296,564.0

Total Community Amenity Services	1,785,815.0	2,177,758.0	2,012,532.0	1,789,003.0

11 Art and Culture
Total Art and Culture	5,000.0	—	—	50,000.0

12 Other Social and Community Services
1 Sporting and Recreational Services	364,812.0	—	—	—
3 Youth Development Services	152,069.0	370,177.0	275,177.0	616,776.0
4 Other Services	45,766.0	70,237.0	527,427.0	101,640.0
5 Community Development	52,853.0	62,535.0	62,535.0	60,636.0

Total Other Social and Community Services	615,500.0	502,949.0	865,139.0	779,052.0

13 Industry and Commerce

Total Industry and Commerce	160,521.0	75,688.0	53,646.0	155,315.0

14 Agriculture

Total Agriculture	4,079,739.0	2,934,910.0	2,944,357.0	7,174,811.0

15 Mining
Total Mining	8,177,060.0	—	—	10,000.0

16 Energy

2011-2012 JAMAICA BUDGET

STATEMENT XIII

Functional Classification of Expenditure

For the Year 2011-2012 As Presented to the House of Representatives

Capital

	Actual Estimates 2009-2010	Approved Estimates 2010-2011	Revised Estimates 2010-2011	Estimates 2011-2012
Total Energy	96,984.0	156,851.0	241,851.0	1,889,340.0

18 Roads
Total Roads	5,999,334.0	8,482,876.0	9,639,485.0	10,151,751.0

19 Physical Planning and Development
Total Physical Planning and Development	1,649,948.0	4,212,153.0	4,098,153.0	821,652.0

20 Scientific and Technological Services
Total Scientific and Technological Services	7,228.0	7,222.0	3,222.0	14,901.0

21 Environmental Protection and Conservation
Total Environmental Protection and Conservation	21,454.0	115,231.0	112,531.0	239,011.0

23 Transport and Communication Services
2 Shipping, Ports and Light Houses	50,000.0	—	—	32,500.0
3 Road Transport	210,000.0	6,734,593.0	8,664,593.0	2,315,907.0
4 Civil Aviation	33,750.0	22,500,000.0	18,500,000.0	4,571,246.0
5 Postal Services	5,000.0	—	20,000.0	40,000.0
6 Communication Services	1,374,261.0	1,450,000.0	793,573.0	2,704,538.0

Total Transport and Communication Services	1,673,011.0	30,684,593.0	27,978,166.0	9,664,191.0

24 Other Economic Services
Total Other Economic Services	—	—	—	2,727,935.0

25 Local Government Administration
Total Local Government Administration	56,351.0	168,600.0	210,600.0	180,000.0

99 Unallocated
Total Unallocated	1,259,000.0	1,240,000.0	1,240,000.0	2,843,147.0

Gross Total	207,747,627.0	162,405,804.0	162,004,047.0	196,219,996.0
Less Apropriations-in-Aid	2,418,416.0	2,365,210.0	3,192,899.0	3,545,192.0

Net Total	205,329,211.0	160,040,594.0	158,811,148.0	192,674,804.0

2011-2012 JAMAICA BUDGET

STATEMENT XIII

Functional Classification of Expenditure

For the Year 2011-2012 As Presented to the House of Representatives

Total Recurrent and Capital

	Actual Estimates 2009-2010	Approved Estimates 2010-2011	Revised Estimates 2010-2011	Estimates 2011-2012
1 General Government Services
1 Executive and Legislative Services	1,757,186.0	1,915,673.0	1,926,531.0	1,916,069.0
2 Economic and Fiscal Policies and Management	9,404,728.0	9,912,789.0	9,625,934.0	14,148,314.0
3 Personnel Management	2,984,545.0	3,490,842.0	3,490,842.0	3,663,417.0
4 Foreign Affairs	2,378,588.0	2,785,562.0	2,740,952.0	2,813,456.0
5 Economic Planning and Statistical Services	951,513.0	1,253,423.0	1,250,653.0	2,983,557.0
6 Public Works	687,363.0	651,913.0	651,913.0	1,161,431.0
7 Other General Government Services	17,812,058.0	20,939,508.0	20,874,996.0	27,112,984.0

Total General Government Services	36,269,834.0	41,242,327.0	40,854,438.0	54,115,455.0

2 Defence Affairs and Services
Total Defence Affairs and Services	9,895,583.0	8,992,001.0	10,138,103.0	9,990,983.0

3 Public Order and Safety Services
1 Police	25,569,870.0	26,432,118.0	27,373,962.0	29,832,450.0
2 Justice	2,720,931.0	2,883,945.0	3,070,759.0	5,037,433.0
3 Correctional Services	3,844,836.0	4,260,173.0	4,360,373.0	4,555,412.0

Total Public Order and Safety Services	32,135,637.0	33,576,236.0	34,805,094.0	39,425,295.0

4 Public Debt Management Services
1 Internal Debt	291,861,501.0	164,929,541.0	168,866,880.0	154,640,950.0
2 External Debt	65,512,493.0	74,054,052.0	62,352,224.0	108,702,322.0

Total Public Debt Management Services	357,373,994.0	238,983,593.0	231,219,104.0	263,343,272.0

5 Social Security and Welfare Services
Total Social Security and Welfare Services	5,864,204.0	6,846,478.0	7,070,763.0	7,379,970.0

6 Education Affairs and Services
Total Education Affairs and Services	73,027,489.0	71,605,213.0	71,287,477.0	71,956,844.0

7 Health Affairs and Services
Total Health Affairs and Services	30,244,071.0	31,623,436.0	34,626,553.0	34,960,488.0

8 Information and Broadcasting
Total Information and Broadcasting	578,920.0	553,291.0	553,291.0	644,149.0

9 Housing
Total Housing	284,304.0	291,207.0	604,207.0	2,012,936.0

10 Community Amenity Services
1 Community Development	4,505,965.0	4,181,591.0	4,442,235.0	4,963,354.0
2 Water Supply Services	1,702,755.0	2,202,203.0	2,065,215.0	1,693,063.0

Total Community Amenity Services	6,208,720.0	6,383,794.0	6,507,450.0	6,656,417.0

11 Art and Culture
Total Art and Culture	877,805.0	727,306.0	747,306.0	795,096.0

12 Other Social and Community Services
1 Sporting and Recreational Services	663,338.0	233,033.0	236,133.0	234,525.0
3 Youth Development Services	996,434.0	1,053,489.0	959,989.0	1,300,711.0
4 Other Services	484,766.0	509,237.0	881,427.0	540,640.0
5 Community Development	52,853.0	62,535.0	62,535.0	60,636.0

Total Other Social and Community Services	2,197,391.0	1,858,294.0	2,140,084.0	2,136,512.0

13 Industry and Commerce
Total Industry and Commerce	1,765,924.0	1,788,755.0	1,740,282.0	1,950,822.0

14 Agriculture
Total Agriculture	8,463,273.0	7,904,094.0	7,970,509.0	12,523,396.0

15 Mining
Total Mining	8,276,212.0	105,147.0	109,147.0	120,829.0

16 Energy

2011-2012 JAMAICA BUDGET

STATEMENT XIII

Functional Classification of Expenditure

For the Year 2011-2012 As Presented to the House of Representatives

Total Recurrent and Capital

	Actual Estimates 2009-2010	Approved Estimates 2010-2011	Revised Estimates 2010-2011	Estimates 2011-2012
Total Energy	220,212.0	270,078.0	355,078.0	2,000,075.0

17 Tourism
Total Tourism	2,646,573.0	2,210,414.0	2,578,414.0	3,023,038.0

18 Roads
Total Roads	6,568,756.0	9,074,946.0	10,509,709.0	11,134,959.0

19 Physical Planning and Development
Total Physical Planning and Development	1,806,287.0	4,391,033.0	4,277,033.0	984,809.0

20 Scientific and Technological Services
Total Scientific and Technological Services	559,862.0	592,175.0	586,675.0	614,336.0

21 Environmental Protection and Conservation
Total Environmental Protection and Conservation	614,239.0	714,822.0	712,122.0	857,578.0

22 Labour Relations and Employment Services
Total Labour Relations and Employment Services	835,569.0	824,039.0	852,022.0	977,791.0

23 Transport and Communication Services
1 Rail Transport	73,440.0	88,128.0	88,128.0	88,629.0
2 Shipping, Ports and Light Houses	339,197.0	306,792.0	329,492.0	363,082.0
3 Road Transport	1,108,128.0	7,528,073.0	9,455,873.0	2,966,809.0
4 Civil Aviation	33,750.0	22,500,000.0	18,500,000.0	4,571,246.0
5 Postal Services	1,830,341.0	1,822,639.0	1,843,185.0	1,929,976.0
6 Communication Services	1,530,624.0	1,576,691.0	957,075.0	2,831,934.0

Total Transport and Communication Services	4,915,480.0	33,822,323.0	31,173,753.0	12,751,676.0

24 Other Economic Services
Total Other Economic Services	—	—	—	2,727,935.0

25 Local Government Administration
Total Local Government Administration	3,861,568.0	2,785,590.0	3,331,346.0	3,429,733.0

99 Unallocated
Total Unallocated	1,259,000.0	3,240,000.0	1,240,000.0	9,470,659.0

Gross Total	596,750,907.0	510,406,592.0	505,989,960.0	555,985,053.0
Less Apropriations-in-Aid	5,974,119.0	7,013,389.0	8,967,414.0	11,263,792.0

Net Total	590,776,788.0	503,393,203.0	497,022,546.0	544,721,261.0

2011-2012 JAMAICA BUDGET

STATEMENT XIV

REVENUE AND LOAN RECEIPTS

SUMMARY

Head	Accounts 2009/10 $	Consolidated Fund Receipts 2010/11 $	Estimates 2011/12 $
I RECURRENT REVENUE

TAXATION

1 Customs	18,932,040,186	20,643,394,553	24,424,015,169
4 Income Tax	118,459,695,508	103,999,727,694	112,501,635,110
5 Land and Property Tax
7 Stamp Duties	7,423,727,878	7,387,514,768	8,352,886,659
8 Motor Vehicle Licences	1,724,612,805	1,763,335,646	1,943,990,632
9 Other Licences	462,839,817	262,876,977	289,540,465
11 Travel Tax	1,933,075,394	3,924,120,713	5,044,589,501
12 Betting,Gaming and Lotteries-Duties,Fees,Levies	1,487,540,103	1,516,154,087	1,671,481,879
14 Retail Sales Tax
16 Education Tax	12,302,755,859	12,954,114,972	14,476,132,692
17 Contractors Levy	755,593,682	784,952,074	924,763,850
18 General Consumption Tax	70,233,661,904	84,329,414,747	96,458,166,865
19 Special Consumption Tax	26,994,745,911	34,890,432,097	40,165,517,047
20 Environmental Levy	2,076,353,295	2,036,930,934	2,202,998,113

TOTAL	262,786,642,342	274,492,969,261	308,455,717,982

NON-TAX REVENUE

22 Post Office	928,287,560	1,002,496,038	1,139,095,000
23 Interest	1,641,835,880	1,387,440,306	1,909,652,373
24 Departmental and other Miscellaneous Revenue	17,623,625,323	18,173,930,391	15,031,032,215

TOTAL	20,193,748,763	20,563,866,735	18,079,779,588

TOTAL RECURRENT REVENUE	282,980,391,105	295,056,835,996	326,535,497,570

II CAPITAL REVENUE

25 Royalties	542,606,688	308,405,707	534,960,007
26 Land Sales
27 Loan Repayments	604,164,117	686,271,443	8,647,437,686
28 Extraordinary Receipts	10,313,825,159	13,948,277,789	13,279,700,524

TOTAL CAPITAL REVENUE	11,460,595,965	14,942,954,939	22,462,098,217

TOTAL RECURRENT AND CAPITAL REVENUE	294,440,987,070	309,999,790,935	348,997,595,786

2011-2012 JAMAICA BUDGET

STATEMENT XIV

REVENUE AND LOAN RECEIPTS

SUMMARY

Head	Accounts 2009/10 $	Consolidated Fund Receipts 2010/11 $	Estimates 2011/12 $
III TRANSFERS FROM CAPITAL DEVELOPMENT FUND
29 Transfers to Current Account	510,555,000	1,400,000,000	1,786,126,900
30 Transfers to Capital Account

TOTAL	510,555,000	1,400,000,000	1,786,126,900

IV LOAN RECEIPTS
31 Loan receipts	293,562,038,778	214,485,708,350	140,778,194,952

TOTAL LOAN RECEIPTS	293,562,038,778	214,485,708,350	140,778,194,952

TOTAL REVENUE AND LOAN RECEIPTS	588,513,580,848	525,885,499,285	491,561,917,638

The Consolidated Fund Receipts are subject to change

2011-20112 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2009/10 (1) J$	Estimates 2010/11 (2) J$	Consolidated Fund Receipts 2010/11 (3) J$	Estimates 2011/12 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$

I RECURRENT REVENUE

Head 1 - Customs

1 Import Duties	18,923,981,959	23,740,937,398	20,639,439,488	24,419,408,990	3,779,969,502
2 Warehouse Fees	8,058,227	7,000,000	3,955,064	4,606,178.8200	651,114

Total Head 1	18,932,040,186	23,747,937,398	20,643,394,553	24,424,015,169	3,780,620,616

Head 4 - Income Tax

1 Income Tax - Companies	29,851,843,268	34,638,867,041	32,984,598,231	35,512,427,557	2,527,829,327
2 Income Tax - Individuals	59,940,605,927	61,187,128,491	54,974,314,172	60,950,366,126	5,976,051,955
3 Excess Profit Tax
4 Tax on Interest/Dividend	28,667,246,313	19,051,283,095	16,040,815,291	16,038,841,426	(1,973,865)

Total Head 4	118,459,695,508	114,877,278,627	103,999,727,694	112,501,635,110	8,501,907,416

Head 7 - Stamp Duties	7,423,727,878	7,386,061,944	7,387,514,768	8,352,886,659	965,371,891

Total Head 7	7,423,727,878	7,386,061,944	7,387,514,768	8,352,886,659	965,371,891

Head 8 - Motor Vehicle Licences (Motor Vehicle Act)	1,724,612,805	1,974,849,328	1,763,335,646	1,943,990,632	180,654,986

Total Head 8	1,724,612,805	1,974,849,328	1,763,335,646	1,943,990,632	180,654,986

Head 9 - Other Licences

1 Customs Brokers	2,990,000	4,083,277	3,034,006	2,315,923	(718,083)
2 Gaming Machines	183,022,924	292,838,104	195,238,946	166,089,734	(29,149,212)
3 Tourist Shop Licence	24,076,783	28,809,741	7,771,136	16,340,094	8,568,958
4 Hotel Licence Duty	8,942,890	139,295,975	14,650,229	79,004,853	64,354,624
5 Other	243,807,220	45,470,926	42,182,659	25,789,861	(16,392,798)

Total Head 9	462,839,817	510,498,023	262,876,977	289,540,465	26,663,488

Head 11 - Travel Tax	1,933,075,394	2,550,616,424	3,924,120,713	5,044,589,501	1,120,468,788

Total Head 11	1,933,075,394	2,550,616,424	3,924,120,713	5,044,589,501	1,120,468,788

Head 12 - Betting, Gaming and Lotteries

1 Duties, Fees, Levies	1,487,540,103	1,675,771,144	1,516,154,087	1,671,481,879	155,327,792

Total Head 12	1,487,540,103	1,675,771,144	1,516,154,087	1,671,481,879	155,327,792

Head 16 - Education Tax	12,302,755,859	12,399,038,480	12,954,114,972	14,476,132,692	1,522,017,721

Total Head 16	12,302,755,859	12,399,038,480	12,954,114,972	14,476,132,692	1,522,017,721

Head 17 - Contractors Levy	755,593,682	851,207,923	784,952,074	924,763,850	139,811,776

Total Head 17	755,593,682	851,207,923	784,952,074	924,763,850	139,811,776

Head 18 - General Consumption Tax	70,233,661,904	78,030,966,887	84,329,414,747	96,458,166,865	12,128,752,118

Total Head 18	70,233,661,904	78,030,966,887	84,329,414,747	96,458,166,865	12,128,752,118

Head 19 - Special Consumption Tax	26,994,745,911	40,900,606,038	34,890,432,097	40,165,517,047	5,275,084,949

Total Head 19	26,994,745,911	40,900,606,038	34,890,432,097	40,165,517,047	5,275,084,949

Head 20 - Environmental Levy	2,076,353,295	2,306,518,745	2,036,930,934	2,202,998,113	166,067,180

2011-20112 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2009/10 (1) J$	Estimates 2010/11 (2) J$	Consolidated Fund Receipts 2010/11 (3) J$	Estimates 2011/12 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$
Total Head 20	2,076,353,295	2,306,518,745	2,036,930,934	2,202,998,113	166,067,180

TOTAL TAX REVENUE	262,786,642,342	287,211,350,961	274,492,969,261	308,455,717,982	33,962,748,721

Head 22 - Post Office

(A) POSTAL REVENUE

1 Sales of Stamps	173,987,673	275,300,000	145,328,147	280,000,000	134,671,853
2 Postage, Prepayment	426,906,425	520,000,000	589,900,517	600,000,000	10,099,483
3 Commission on Money Order and Postal Orders	—	—	—	—	0
4 C.O.D. and Customs Clearance Fees on Parcels	1,372,740	2,000,000	5,613,650	3,000,000	(2,613,650)
5 Shares of Postage on Parcels	624,793	750,000	217,233	95,000	(122,233)
6 Rental of Property		15,000,000	26,259,104	31,500,000	5,240,896
7 Rental of Letter Boxes and Bags		67,100,000	48,298,767	47,000,000	(1,298,767)
8 Terminal Dues		55,000,000	111,340,734	85,000,000	(26,340,734)
9 Other Postal Business	186,488,430	130,000,000	43,769,864	42,000,000	(1,769,864)

TOTAL POSTAL REVENUE	789,380,061	1,065,150,000	970,728,016	1,088,595,000	117,866,984

(B) COMMISSION FEES

10 Commission fees from Jamaica National Small Business	3,556,871	5,500,000	4,228,532	5,500,000	1,271,468
11 Commission Fees from Ministry of Labour and Social Security for handling Welfare Payments	45,218,945	45,000,000	27,539,490	45,000,000	17,460,510
12 Commission on the sale of Ministry of Water & Housing Water Tanks and Water Coupons	108,276	—	—	—	0

TOTAL COMMISSION FEES	48,884,092	50,500,000	31,768,022	50,500,000	18,731,978

Total Head 22	838,264,153	1,115,650,000	1,002,496,038	1,139,095,000	136,598,962

Head 23 - Interest

1 Interest on On-lent loans	574,221,466	99,932,270	167,250,429	439,457,097	272,206,668
2 Interest Earned on Local Currency Bank Accounts	748,879,203	757,714,351	905,312,701	1,073,941,280	168,628,579
3 Interest Earned on Foreign Currency Bank Accounts	1,043,280	143,903,475	4,045,507	1,018,028	(3,027,479)
4 Interest Earned on Loans and Advances to Public Officers	10,928,686	10,446,177	13,932,394	15,766,533	1,834,139
5 Interest on Government Deposits (MDA)	253,879,132	255,464,611	296,899,274	379,469,435	82,570,161

Total Head 23	1,588,951,767	1,267,460,884	1,387,440,306	1,909,652,373	522,212,067

Head 24 - Departmental and Other Miscellaneous Revenue

AUDITOR GENERAL’S DEPARTMENT

1 Audit fees	142,000	3,825,000	—	5,000,000	5,000,000
2 Miscellaneous Receipts	106,838	10,000	500	3,000	2,500

TOTAL - AUDITOR GENERAL’S DEPARTMENT	248,838	3,835,000	500	5,003,000	5,002,500

OFFICE OF THE CONTRACTOR GENERAL

1 Contractor’s Registration fees	6,536,000	14,678,000	5,801,500	8,275,000	2,473,500

TOTAL - OFFICE OF THE CONTRACTOR GENERAL	6,536,000	14,678,000	5,801,500	8,275,000	2,473,500

OFFICE OF THE SERVICES COMMISSIONS

2011-20112 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2009/10 (1) J$	Estimates 2010/11 (2) J$	Consolidated Fund Receipts 2010/11 (3) J$	Estimates 2011/12 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$

1 Processing Fees	—	—	5,000	—	(5,000)

2 Miscellaneous Receipts	—	—	639	—	(639)
					0

TOTAL OFFICE OF THE SERVICES COMMISSIONS	—	—	5,639	—	(5,639)

					0

OFFICE OF THE PRIME MINISTER					0
					0

1 Universal Services Levy	1,300,057,382	1,200,000,000	1,257,682,594	1,014,576,572	(243,106,022)
2 Miscellaneous Receipts	5,568,607	988,000	44,333	44,333	0
					0

TOTAL OFFICE OF THE PRIME MINISTER	1,305,625,989	1,200,988,000	1,257,726,928	1,014,620,906	(243,106,022)

NATIONAL LAND AGENCY

SURVEY AND MAPPING DIVISION

1 Pre-Checked (Survey) Fees (50% of Gross Receipts)	—	—	—	—	0
2 Sale of Monuments (50% of Gross Receipts)	—	—	—	—	0
3 Sale of Maps (50% of Gross Receipts)	—	—	—	—	0
4 Hydrographic Surveys (50% of Gross Receipts)	—	—	—	—	0
5 Photographic and Mapping Services (50% of Gross Receipts)	—	—	—	—	0
6 Miscellaneous Receipts (50% of Gross Receipts)	—	—	—	—	0

TOTAL - SURVEY AND MAPPING DIVISION	—	—	—	—	0

LAND TITLING DIVISION

1 Registration Fees (50% of Gross Receipts)	—	—	—	—	0
2 Survey Fees	—	—	—	—	0
3 Search Certificates	—	—	—	—	0
4 Assurance Fund (50% of Gross Receipts)	—	5,900	—	—	0
5 General Searches/Photocopying	—	—	—	—	0
6 Miscellaneous Receipts (50% of Gross Receipts)	—	—	—	—	0

TOTAL - TITLES DIVISION	—	5,900	—	—	0

LAND VALUATION DIVISION
	—	—	—	—

1 Valuation Services (50% of Gross Receipts)	—	—	—	—	0
2 Sale of Valuation Roll Data (50% of Gross Receipts)	—	—	—	—	0
3 Sale of Maps Etc. (50 % of Gross Receipts)	—	—	—	—	0
4 Subdivision Certification (50 % of Gross Receipts)	—	—	—	—	0
5 Miscellaneous Receipts (50 % of Gross Receipts)	—	—	—	—	0

TOTAL - LAND VALUATION DIVISION	—	—	—	—	0

TOTAL NATIONAL LAND AGENCY	—	5,900	—	—	—

NATIONAL ENVIRONMENT AND PLANNING AGENCY

1 Permits (Wastewater including Sewage)	—	—	—	—	0
2 CITES Permits and Certificates	—	—	—	—	0
3 NRCA Permits/Licences	—	—	—	—	0
4 Lifeguard Examination	—	—	—	—	0
5 Beach Licence Fees	—	—	—	—	0

6 Dredging Fees	—	—	—	—	0
7 Miscellaneous Receipts (50% of Gross Receipts)	—	—	—	—	0

2011-20112 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2009/10 (1) J$	Estimates 2010/11 (2) J$	Consolidated Fund Receipts 2010/11 (3) J$	Estimates 2011/12 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$
TOTAL NATIONAL ENVIRONMENT AND PLANNING AGENCY	—	—	—	—	0

TOTAL OFFICE OF THE PRIME MINISTER AND DEPARTMENTS	1,305,625,989	1,200,993,900	1,257,726,928	1,014,620,906	(243,106,022)

OFFICE OF THE CABINET

1 Forfeiture of loan Agreement (MDB)	10,686,769	—	1,253,388	—	(1,253,388)
2 Miscellaneous Receipts	1,479,358	72,000	—	72,000	72,000

TOTAL OFFICE OF THE CABINET	12,166,128	72,000	1,253,388	72,000	(1,181,388)

MANAGEMENT INSTITUTE FOR NATIONAL DEVELOPMENT

1 Dean’s Office ( 50% of Gross Receipts)	—	—	—	—	0
2 Management Studies and Organisational Division ( 50% of Gross Receipts)	—	—	—	—	0
3 Finance and Accounts Division ( 50% of Gross Receipts)	—	—	—	—	0
4 Professionals Training Centre ( 50% of Gross Receipts)	—	—	—	—	0
5 Mandeville Office ( 50% of Gross Receipts)	—	—	—	—	0
6 Facilities Rental ( 50% of Gross Receipts)	—	—	—	—	0
7 Miscellaneous Receipts	—	—	—	—	0

TOTAL - MANAGEMENT INSTITUTE FOR NATIONAL DEVELOPMENT	—	—	—	—	0

TOTAL - OFFICE OF THE CABINET AND DEPARTMENT	12,166,128	72,000	1,253,388	72,000	(1,181,388)

MINISTRY OF TOURISM

1 Fees - Travel Agencies Registration Act	173,000	—	22,000	—	(22,000)
2 Fees - Registration of Clubs Act	1,286,300	—	1,017,900	—	(1,017,900)
3 Miscellaneous Receipts	2,480,750	87,000	—	23,000	23,000

TOTAL - MINISTRY OF TOURISM	3,940,050	87,000	1,039,900	23,000	(1,016,900)

OFFICE OF THE PRIME MINISTER (LOCAL GOVERNMENT)

1 Fire Inspection Fees	—	250,000	74,273	—	(74,273)
2 Fire Certification & Application	—	12,000,000	728,500	13,000,000	12,271,500
3 Tender Document Fees	35,918	90,000	6,000	120,000	114,000
4 Training of Safety Monitor & Demonstration	—	1,550,000	144,000	1,200,000	1,056,000
5 Repairs of Fire Hydrants	—	—	—	—	0
6 Permission to host events	—	780,000	6,000	1,100,000	1,094,000
7 Fines	—	—	3,633,246	—	(3,633,246)
8 6% Pension Contribution - Councillors	16,169,201	—	14,809,058	—	(14,809,058)
9 Miscellaneous Receipts	3,087	400,000	1,000,226	2,000,000	999,774

TOTAL OFFICE OF THE PRIME MINISTER (LOCAL GOVERNMENT)	16,208,207	15,070,000	20,401,303	17,420,000	(2,981,303)

MINISTRY OF FINANCE AND THE PUBLIC SERVICE

1 Fees - Banking Licence Registration 1973	122,832,193	100,000,000	132,721,085	132,721,085	0

2 Profits on Government owned Companies - Dividends	1,387,346,820	500,000,000	750,658,484	1,073,660,783	323,002,299
3 BOJ Profits	2,748,356,000	4,000,000,000	4,000,000,000	—	(4,000,000,000)
4 Sale of Unserviceable Stores	40,944,858	35,699,747	17,710,746	70,500,000	52,789,254

2011-20112 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2009/10 (1) J$	Estimates 2010/11 (2) J$	Consolidated Fund Receipts 2010/11 (3) J$	Estimates 2011/12 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$
5 Sale of Gazettes	—	2,946,000	—	5,000,000	5,000,000
6 Fees - Scotia Bank Jamaica Economic Growth Fund	64,461,357	—	124,037	200,000	75,963

7 Provident Fund	44,000,000	30,567,496	56,000,000	49,722,100	(6,277,900)
8 Fees - FIA Licence Registration	—	6,627,113	306,195	5,823,000	5,516,805
9 Fees - Building Societies	4,873,586	14,468,000	6,306,154	16,351,000	10,044,846
10 Sale of Forfeited goods - F I D	—	126,000,000	4,815,250	98,254,000	93,438,750
11 Cash Seized and Forfeited	—	—	14,101,784	25,000,000	10,898,216
12 Miscellaneous Receipts	101,436,533	9,361,000	54,581,576	82,762,500	28,180,924

TOTAL - MINISTRY OF FINANCE AND THE PUBLIC SERVICE	4,514,251,347	4,825,669,356	5,037,325,312	1,559,994,468	(3,505,511,768)

ACCOUNTANT GENERAL’S DEPARTMENT

1 Pension Contributions: Widows and Orphans	747,515,619	770,641,899	796,340,620	861,064,211	64,723,590
2 Pension Contributions: Members of the Legislature	19,534,091	20,267,626	14,356,094	15,780,557	1,424,463
3 Pension Contributions: Other Government Authorities for Seconded Officers	6,505,583	6,785,151	12,819,280	13,209,455	390,175
4 Registration of Jamaica Investment Capital Growth Funds	—	—	—	—	0
5 Fees on Government Guaranteed Loans			78,983	111,840	32,856
6 Recovery of Pension and Salary	34,227,889	36,500,000	31,781,998	36,500,000	4,718,002
7 Chancery Fund Commission	814,267	987,766	696,410	603,767	(92,642)
8 Sale of Receipt books	1,153,534	1,322,972	907,794	786,191	(121,604)
9 Executive Agency Investment Fund Management Fees	—	160,000	—	160,000	160,000
10 Recovery of Prior Years’ Expenditure	—	—	—	—	0
11 Processing Fees - salary deduction	1,442,204	1,700,000	2,323,201	2,075,737	(247,464)
12 Miscellaneous Receipts	78,112,086	90,105,247	36,058,150	8,029,342	(28,028,808)

TOTAL - ACCOUNTANT GENERAL’S DEPARTMENT	889,305,273	928,470,660	895,362,531	938,321,100	42,958,568

CUSTOMS DEPARTMENT

1 Receipts from Sale of Seized Items	239,479,743	150,460,584	35,650,285	219,771,000	184,120,715
2 Penalty Payments for Breaches of Customs Act and Regulations	110,328,448	136,774,000	105,848,918	107,576,000	1,727,082
3 Net Service Charge for Shipping and Airline Carriers	209,359,134	—	55,260,641	—	(55,260,641)
4 Processing Fees	753,560,210	705,825,000	647,752,759	758,251,940	110,499,181
5 Standard and Compliance Fees	18,544,294	22,121,000	18,501,986	20,975,900	2,473,914
6 Customs User fee	6,276,990,157	7,758,640,667	6,736,042,599	8,525,881,908	1,789,839,309
7 Excise Tax 2.5%	—	—	—	—	0
8 Special Consumption Tax 2.5%	—	—	—	—	0
9 Irrevocable Standing Orders	19,000	25,000	22,500	23,000	500
10 Miscellaneous Receipts	1,278,506	1,502,741	4,289,857	1,145,504	(3,144,353)

TOTAL - CUSTOMS DEPARTMENT	7,609,559,493	8,775,348,992	7,603,369,544	9,633,625,252	2,030,255,707

INLAND REVENUE DEPARTMENT

1 Penalty for late and non-payment of sundry taxes and licences	79,125	600,000	—	615,000	615,000
2 Penalty for Breaches of Spirit Licences	646,733	550,000	559,256	2,000,000	1,440,744
3 Property Tax (2.5%)	45,080,667	55,000,000	62,810,098	62,000,000	(810,098)
4 National Health Fund (NHF) 2.5%	—	—	—	—	0
5 Road Maintenance Fund 2.5%	18,378,887	30,000,000	17,206,115	18,600,000	1,393,885
6 Annual Charge on Assets of Corporate Bodies					0

7 Special Consumption Tax 2.5%					0
8 Trade Licence 2.5%	1,030,392	1,500,000	944,120	900,000	(44,120)
9 Miscellaneous Receipts	4,325,838	18,000,000	4,414,878	29,000,000	24,585,122

2011-20112 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2009/10 (1) J$	Estimates 2010/11 (2) J$	Consolidated Fund Receipts 2010/11 (3) J$	Estimates 2011/12 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$
TOTAL - INLAND REVENUE DEPARTMENT	69,541,641	105,650,000	85,934,467	113,115,000	27,180,533

TAXPAYER AUDIT AND ASSESSMENT DEPARTMENT

1 Net Service Charge for services rendered by Excise Officers	10,552,798	12,000,000	9,071,955	15,000,000	5,928,045
2 Miscellaneous Receipts	372,514	600,000	3,000,935	1,000,000	(2,000,935)

TOTAL - TAXPAYER AUDIT AND ASSESSMENT DEPARTMENT	10,925,312	12,600,000	12,072,891	16,000,000	3,927,109

TOTAL - MINISTRY OF FINANCE AND THE PUBLIC SERVICE AND DEPARTMENTS	13,093,583,066	14,647,739,008	13,634,064,745	12,261,055,819	(1,401,189,850)

MINISTRY OF NATIONAL SECURITY

1 Rental of Lettings (Land and Buildings)	—	10,000,000	—	20,500,000	20,500,000
2 Sale of Used and Obsolete Items	—	—	—	—	0
3 Soldiers’ Contributions to Various Services	—	9,900,000	—	18,000,000	18,000,000
4 Sale of Various Items to Officers	—	4,500,000	—	5,500,000	5,500,000
8 Ticketing	—	—	—	—	0
9 Miscellaneous Receipts	1,022,840	8,000,000	611,125	6,000,000	5,388,875

TOTAL MINISTRY OF NATIONAL SECURITY	1,022,840	32,400,000	611,125	50,000,000	49,388,875

POLICE DEPARTMENT

1 Sale of Unclaimed and Confiscated Items (Sale of Stores)	3,061	—	10,792	—	(10,792)
2 Band Receipts	—	—		—	0
3 Police Certificates	71,163,203	80,000,000	80,834,000	87,000,000	6,166,000
4 Finger Print Search (Formerly User Service Fees)	45,578,800	50,000,000	51,862,000	55,000,000	3,138,000
5 Pension Contributions: Constabulary	85,435,611	125,000,000	102,441,271	118,000,000	15,558,729
6 Pension Contributions: Special Constables	19,995,982	25,000,000	40,146,189	25,000,000	(15,146,189)
7 Accident Report	7,243,980	9,000,000	6,235,415	6,800,000	564,585
8 Miscellaneous Receipts	28,153,094	20,000,000	18,466,378	16,000,000	(2,466,378)

TOTAL - POLICE DEPARTMENT	257,573,731	309,000,000	299,996,045	307,800,000	7,803,955

DEPARTMENT OF CORRECTIONAL SERVICES

1 Sundry Fines and Contributions	118,000	609,600	116,000	1,500,000	1,384,000

TOTAL - DEPARTMENT OF CORRECTIONAL SERVICES	118,000	609,600	116,000	1,500,000	1,384,000

PASSPORT, IMMIGRATION AND CITIZENSHIP AGENCY

1 Naturalisation Fees	552,000	—	846,000	—	(846,000)
2 Issue of Passports	—	—	—	—	0
3 Citizenship Fees	—	—	—	—	0
4 Sale of Services	—	—	—	—	0
5 Ticketing	—	—	—		0
6 Miscellaneous Receipts	—	—	67,179,831	—	(67,179,831)

	552,000	—	68,025,831	—	(68,025,831)

TOTAL PASSPORT, IMMIGRATION AND CITIZENSHIP AGENCY

ELECTORAL OFFICE

1 Registration & ID Card Services	1,118,088	7,000,000	—	7,000,000	7,000,000

2011-20112 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2009/10 (1) J$	Estimates 2010/11 (2) J$	Consolidated Fund Receipts 2010/11 (3) J$	Estimates 2011/12 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$
2 Sale of Software Licence	—	—	—	—	0
3 Miscellaneous Receipts	—	42,000	19,077	42,000	22,923

TOTAL ELECTORAL OFFICE	1,118,088	7,042,000	19,077	7,042,000	7,022,923

TOTAL MINISTRY OF NATIONAL SECURITY AND DEPARTMENTS	260,384,658	349,051,600	368,768,078	366,342,000	(2,426,078)

MINISTRY OF JUSTICE

1 Traffic Fines	—	—	109,852,479	125,000,000	15,147,521
2 Other Court Fines	105,139,764	120,300,000	54,021,461	120,300,000	66,278,539
3 Sale of Revised Laws of Jamaica to the Private Sector	—	400,000	—	400,000	400,000
4 Forfeited Recognizances (Funds)	—	5,000,000	—	5,000,000	5,000,000
5 Sale of Marriage Licences	—	57,000,000	5,527,448	57,000,000	51,472,552
6 Miscellaneous Receipts	2,303,868	5,584,000	2,594,690	5,584,000	2,989,310

TOTAL - MINISTRY OF JUSTICE	107,443,632	188,284,000	171,996,078	313,284,000	141,287,922

ADMINISTRATOR GENERAL’S DEPARTMENT

1 Charges for Administering Intestate Estate (50% of Gross Receipts)	2,394,516	—	8,730,571	6,547,928	(2,182,643)

TOTAL - ADMINISTRATOR GENERAL’S DEPARTMENT	2,394,516	—	8,730,571	6,547,928	(2,182,643)

TRUSTEE IN BANKRUPTCY DEPARTMENT

1 Commission, Fees and Charges against the Bankrupt	2,102,895	10,000,000	7,270,799	4,700,000	(2,570,799)

TOTAL - TRUSTEE IN BANKRUPTCY DEPARTMENT	2,102,895	10,000,000	7,270,799	4,700,000	(2,570,799)

TOTAL - MINISTRY OF JUSTICE AND DEPARTMENTS	111,941,042	198,284,000	187,997,448	324,531,928	136,534,480

MINISTRY OF FOREIGN AFFAIRS AND FOREIGN TRADE

1 Visa Fees from Overseas Missions	13,714,272	12,196,284	10,961,945	14,387,137	3,425,192
2 Authentication fees	9,489,393	12,016,886	6,277,060	10,989,204	4,712,144
3 Rush fees	847,037	806,531	663,121	685,543	22,422
4 Consul fees	25,036,857	17,415,102	24,178,929	13,689,031	(10,489,898)
5 Postage fees	—	142,435	—	—	0
6 Miscellaneous Receipts	25,125,226	1,962,571	9,323,051	2,279,328	(7,043,723)

TOTAL - MINISTRY OF FOREIGN AFFAIRS AND FOREIGN TRADE	74,212,785	44,539,809	51,404,104	42,030,243	(9,373,861)

MINISTRY OF LABOUR AND SOCIAL SECURITY

1 Reimbursement - NIS	459,316,696	428,416,000	258,425,496	409,431,649	151,006,153
2 Fees - Factories Registration Act	2,779,094	1,766,179	3,319,825	2,740,476	(579,349)
3 Fees - Employment Agencies Registration Act	10,770	4,960	189,450	240,427	50,977
4 Fees - Recruiting of Workers Act	—	—	—	—	0
5 Work Permit	335,750,000	400,000,000	238,350,394	36,345,510	(202,004,884)
6 Miscellaneous Receipts	9,712	436,354	395,008	403,178	8,170

TOTAL - MINISTRY OF LABOUR AND SOCIAL SECURITY	797,866,273	830,623,493	500,680,172	449,161,239	(51,518,933)

2011-20112 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2009/10 (1) J$	Estimates 2010/11 (2) J$	Consolidated Fund Receipts 2010/11 (3) J$	Estimates 2011/12 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$

MINISTRY OF EDUCATION

1 Fees from Jamaica School Certificate Examinations	—	205,000	—	150,000	150,000
2 Rental of EDDC and other Buildings	298	6,500,000	2,154,895	5,500,000	3,345,105
3 Repayment of Bonds by Teachers	—	18,000,000	8,933,614	19,000,000	10,066,387
4 Transcripts	—	6,000	1,800	5,000	3,200
5 Recovery of Previous years Expenditure	—	15,000,000	1,092,110	15,000,000	13,907,890
6 Miscellaneous Receipts	—	5,000,000	1,747,000	9,000,000	7,253,000

TOTAL - MINISTRY OF EDUCATION	298	44,711,000	13,929,419	48,655,000	34,725,581

MINISTRY OF HEALTH

1 Registration of Pharmacies and Pharmacists	—	—	—	—	0
2 Registration of Drugs	1,949,776	2,000,000	2,386,000	2,700,000	314,000
3 Parents Contribution toward Maintenance of Children in Children’s Home	—	—	—	—	0
4 Drug Permits	2,295,140	3,000,000	2,281,620	2,800,000	518,380
5 Miscellaneous Receipts	4,099,241	2,000,000	5,046,785	2,500,000	(2,546,785)

TOTAL - MINISTRY OF HEALTH	8,344,157	7,000,000	9,714,405	8,000,000	(1,714,405)

GOVERNMENT CHEMIST

1 Fees from Laboratory analyses	775,050	1,750,000	—	1,750,000	1,750,000

TOTAL - GOVERNMENT CHEMIST	775,050	1,750,000	—	1,750,000	1,750,000

REGISTRAR GENERAL’S DEPARTMENT AND ISLAND RECORD OFFICE

1 Registration of Births, Deaths and Marriages (50% of Gross Receipts)					0
2 Island Record Office (50% of Gross Receipts)					0

TOTAL - REGISTRAR GENERAL’S DEPARTMENT & ISLAND RECORD OFFICE	—	—	—	—	0

TOTAL - MINISTRY OF HEALTH AND DEPARTMENTS	9,119,207	8,750,000	9,714,405	9,750,000	0

MINISTRY OF YOUTH, SPORTS AND CULTURE

1 Miscellaneous Receipts	—	372,000	—	430,000	430,000

TOTAL - MINISTRY OF YOUTH, SPORTS AND CULTURE	—	372,000	—	430,000	430,000

JAMAICA INFORMATION SERVICE

1 Sales of Publications and Advertising (50% of Gross Receipts)	—	—	—	—	0
2 Public Relation Fees (50% of Gross Receipts)	2,949,409	—	3,210,000	—	(3,210,000)
3 Printing Services (50% of Gross Receipts)	—	—	—	—	0
4 Radio Programmes (50% of Gross Receipts)	—	—	—	—	0
5 Editorial Revenue (50% of Gross Receipts)	—	—	—	—	0
6 Television Revenue (50% of Gross Receipts)	—	—	—	—	0
7 Administration (50% of Gross Receipts)	—	—	—	—	0
8 Computer Services and Research Services (50% of Gross Receipts)	—	—	—	—	0
9 Regional Services (50% of Gross Receipts)	—	—	—	—	0
10 Photography Services (50% of Gross Receipts)	—	—	—	—	0

2011-20112 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2009/10 (1) J$	Estimates 2010/11 (2) J$	Consolidated Fund Receipts 2010/11 (3) J$	Estimates 2011/12 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$

TOTAL - JAMAICA INFORMATION SERVICE	2,949,409	—	3,210,000	—	(3,210,000)

TOTAL - MINISTRY OF INFORMATION, CULTURE, YOUTH AND SPORTS AND DEPARTMENT	2,949,409	372,000	3,210,000	430,000	(2,780,000)

MINISTRY OF AGRICULTURE

1 Sale of livestock	—	—	—	—	0
2 Sale of Pigs	—	—	—	—	0
3 Sale of Milk	—	—	—	—	0
4 Other Receipts from Agricultural Stations	—	—	417,163	—	(417,163)
5 Veterinary Fees and Supplies	—	—	—	—	0
6 Quarantine Fees	807,100	—	14,000	—	(14,000)
7 Import Permits	12,644,976	—	350,400	—	(350,400)
8 Receipts from Zoo	—	—	—	—	0
9 Sale of Fish	—	—	—	—	0
10 Sale of Seedlings	—	—	—	—	0
11 Sale of Fingerlings	108,567	140,000	235,654	—	(235,654)
12 Receipts from sundry and other receipts	6,948,606	2,661,116	3,588,367	3,646,000	57,633
13 Rural Physical Planning	464,228	540,000	1,174,706	590,000	(584,706)
14 Hope Gardens	—	—	—	—	0
15 Fisheries	10,300	—	—	—	0

TOTAL MINISTRY OF AGRICULTURE AND FISHERIES	20,983,777	3,341,116	5,780,289	4,236,000	(1,544,289)

ESTATE MANAGEMENT DIVISION

1 Rents - Crown Lands and Other Government Properties	—	83,009	—	83,000,000	83,000,000
2 Land Settlement Properties	—	14,032	—	12,000,000	12,000,000
3 Rental of Land-Leased properties	—	900	—	500,000	500,000
4 Crown Property Sales	—	115,000	—	58,000,000	58,000,000
4 Attorney’s Fee/ Photocopying	—	—	—	—	0
5 Miscellaneous Receipts	—	70	—	100,000	100,000
6 Other Receipts	—	10,000	—	8,000,000	8,000,000

TOTAL ESTATE MANAGEMENT DIVISION	—	223,011	—	161,600,000	161,600,000

FORESTRY DEPARTMENT

1 Timber Sales	1,216,129	2,000,000	—	—	(254,820)
2 Sale of Seedlings	999,355	1,000,000	254,820	—	(94,561)
3 Miscellaneous Receipts	940,294	400,000	94,561	—	0

TOTAL FORESTRY DEPARTMENT	3,155,779	3,400,000	349,381	—	(349,381)

TOTAL MINISTRY OF AGRICULTURE AND DEPARTMENTS	24,139,555	6,964,127	6,129,670	165,836,000	159,706,330

MINISTRY OF INDUSTRY, INVESTMENT AND COMMERCE

1 Miscellaneous Receipts	—	—	—	—	0

TOTAL MINISTRY OF INDUSTRY, INVESTMENT AND COMMERCE	—	—	—	—	0

TRADE BOARD

1 Trade Board - Fees for Import Licences	—	46,000,000	—	70,922,667	70,922,667
2 Certification Fees	—	—	—	—	0
3 Scrap Metal	—	6,000,000	—	6,600,000	6,600,000
4 Public Key Infrastructure	—		—		0

2011-20112 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2009/10 (1) J$	Estimates 2010/11 (2) J$	Consolidated Fund Receipts 2010/11 (3) J$	Estimates 2011/12 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$

5 Car Dealers Registration	—	9,000,000	—	8,760,000	8,760,000
6 Collateral Letter	—	1,900,000	—	1,719,000	1,719,000
7 Letter of Transfer	—	6,400,000	—	3,600,000	3,600,000
8 Miscellaneous Receipts	—	1,300,000	—	912,000	912,000

TOTAL TRADE BOARD	—	70,600,000	—	92,513,667	92,513,667

FOOD STORAGE AND PREVENTION OF INFESTATION DIVISION

1 Food Storage and Prevention of Infestation Division - Sundry Fees	—	7,000,000	9,153,509.85	7,000,000	(2,153,510)

TOTAL - FOOD STORAGE AND PREVENTION OF INFESTATION DIVISION	—	7,000,000	9,153,510	7,000,000	(2,153,510)

MOTOR VEHICLE POLICY UNIT

1 Registration of New Car Dealers	—	—	—	—	0
2 Registration of Used Car Dealers	—	—	—	—	0

TOTAL - MOTOR VEHICLE POLICY UNIT	—	—	—	—	0

DEPARTMENT OF CO-OPERATIVE AND FRIENDLY SOCIETY

1 Amendment to Rules Fees	131,100	35,000	32,725	125,000	125,000
2 Registration Fees - Cooperative & Friendly Society	83,960	90,000	20,000	70,000	51,560
3 Registration of Special Resolution	249,255	5,000		5,000	(25,000)
4 Arbitration	140,320	125,000	18,440	240,000	218,890
5 Training	142,000	405,000	30,000	315,000	315,000
6 Miscellaneous Receipts	94,500	100,000	21,110	122,000	(275)

TOTAL - DEPARTMENT OF CO-OPERATIVE AND FRIENDLY SOCIETY	841,135	760,000	122,275	877,000	685,175

COMPANIES OFFICE OF JAMAICA

1 Fees for Registration of Companies (50% of Gross Receipts)	—	—	—	—	(566,400)
2 Fees for Registration of Business Names	—	—	—	—	0
3 Miscellaneous receipts	70,800	—	566,400	—	(566,400)

TOTAL COMPANIES OFFICE OF JAMAICA	70,800	—	566,400	—	(1,132,800)

JAMAICA INTELLECTUAL PROPERTY OFFICE

1 Fees for Registration of Trademark	—	22,903,346	—	24,056,000	24,056,000
2 Patent fees	—	1,518	—	1,518	1,518
3 Design Fees	—	60,600	—	60,600	60,600

TOTAL - JAMAICA INTELLECTUAL PROPERTY OFFICE	—	22,965,464	—	24,118,118	24,118,118

JAMAICA BUSINESS DEVELOPMENT CENTRE

1 Service Income (Graphic Services, Training & Prep. of Business Plans	—	—	—	—	0

TOTAL - JAMAICA BUSINESS DEVELOPMENT CENTRE	—	—	—	—	—

JAMAICA TRADE & INVEST (JAMPRO)

2011-20112 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2009/10 (1) J$	Estimates 2010/11 (2) J$	Consolidated Fund Receipts 2010/11 (3) J$	Estimates 2011/12 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$

1 Direction & Administration	—	—	—	—	0
2 Overseas Representation & Regional Offices	—	—	—	—	0
3 Investment & Export Promotion Services	—	—	—	—	0

TOTAL - JAMAICA TRADE & INVEST	—	—	—	—	—

SCIENTIFIC RESEARCH COUNCIL

1 Information Services	—	—	—	—	0
2 Process Development	—	—	—	—	0
3 Product Research & Development	—	—	—	—	0
4 Promotion & Distribution of Products	—	—	—	—	0

TOTAL - SCIENTIFIC RESEARCH COUNCIL	—	—	—	—	—

TOTAL MINISTRY OF INDUSTRY, INVESTMENT AND COMMERCE AND DEPARTMENTS	911,935	101,325,464	9,842,185	124,508,785	114,030,650

MINISTRY OF ENERGY, MINING AND TELECOMMUNICATIONS

1 Miscellaneous Receipts	—	1,251,000.00	—	—	0.00

TOTAL MINISTRY OF ENERGY, MINING AND TELECOMMUNICATIONS	—	1,251,000.00	—	—	0.00

SPECTRUM MANAGEMENT AUTHORITY

1 Telecommunication Licence fees	230,695,127	72,507,322	160,730,714	80,630,000	(80,100,714)

TOTAL - SPECTRUM MANAGEMENT AUTHORITY	230,695,127	72,507,322	160,730,714	80,630,000	(80,100,714)

ELECTRICITY AUTHORITY

1 Fees - Electric Lighting Act	12,487,056	24,000,000	11,332,605	16,000,000	4,667,395

TOTAL - ELECTRICITY AUTHORITY	12,487,056	24,000,000	11,332,605	16,000,000	4,667,395

MINES AND GEOLOGY DIVISION

1 Quarry Tax	59,568,883	65,000,000	53,439,606	65,000,000	11,560,394
2 Receipts from issue of Sundry Permits	—	—	1,000	2,600,000	2,599,000
3 Laboratory Analysis - Metallic Minerals	—	—	—	2,000,000	2,000,000
4 Miscellaneous Receipts	2,462,637	—	16,374,597	—	(16,374,597)

TOTAL MINES AND GEOLOGY DIVISION	62,031,520	65,000,000	69,815,203	69,600,000	(215,203)

TOTAL MINISTRY OF ENERGY, MINING AND TELECOMMUNICATIONS	305,213,703	162,758,322	241,878,522	166,230,000	(75,648,522)

MINISTRY OF WATER AND HOUSING

1 Miscellaneous Receipts	340,474	—	587,295	587,295	0

TOTAL MINISTRY OF WATER AND HOUSING	340,474	—	587,295.00	587295	0.00

MINISTRY OF TRANSPORT AND WORKS

1 Bluefield Guest House	—	—	—	—	0
2 Tender Document	40,000	50,000	—	—	0
3 On and Off Trailer Plates	—	—	—	—	0
4 Other Receipts	3,831,588	2,500,000	—	—	0
5 Miscellaneous Receipts	83,932,452	2,500,000	2,797	26,500,000	26,497,203

2011-20112 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2009/10 (1) J$	Estimates 2010/11 (2) J$	Consolidated Fund Receipts 2010/11 (3) J$	Estimates 2011/12 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$

TOTAL MINISTRY OF TRANSPORT AND WORKS	87,804,041	5,050,000	2,797	26,500,000	26,497,203

NATIONAL WORKS AGENCY

1 Project Management fees (50% of Gross Receipts)	57,240,005	—	—	—	0
2 Hireage of Equipment (50% of Gross Receipts)	—	—	—	—	0
3 Tender Document Fees (50% of Gross Receipts)	—	—	—	—	0
4 Miscellaneous Receipts (50% of Gross Receipts)	320,000	—	—	—	0

TOTAL NATIONAL WORKS AGENCY	57,560,005	—	—	—	0

TOTAL - MINISTRY OF TRANSPORT AND WORKS AND DEPARTMENT	145,364,046	5,050,000	2,797	26,500,000	26,497,203

MISCELLANEOUS RECEIPTS (UNCLASSIFIED)	1,938,094,726	—	1,859,492,392	—	(1,859,492,392)

Total Head 24	18,108,846,388	17,634,904,723	18,173,930,391	15,031,032,215	(3,171,745,006)

TOTAL NON-TAX REVENUE	20,536,062,309	20,018,015,607	20,563,866,735	18,079,779,588	(2,512,933,976)

TOTAL RECURRENT REVENUE	283,322,704,651	307,229,366,568	295,056,835,996	326,535,497,570	31,449,814,744

II CAPITAL REVENUE

Head 25 - Royalties

1 Bauxite	514,241,363	587,397,670	145,570,156	447,745,687	302,175,531
2 Limestone	—	—	155,757,867	81,000,000	(74,757,867)
3 Marble	484,339	—	7,077,684	6,214,320	(863,364)

Total Head 25	514,725,702	587,397,670	308,405,707	534,960,007	226,554,300

Head 26 - Land Sales

1 Crown Lands/ Properties	—	—	—	—	0
2 Land Settlement Allotments	—	—	—	—	0
3 Mona Houses	—	—	—	—	0

Total Head 26	—	—	—	—	0

Head 27 - Loan Repayments

1 Municipal and Parish Councils	—	—	—	—	0
2 Dependencies and Local Bodies	—	—	—	—	0
3 Cocoa Board - Rehabilitation Scheme	—	—	—	—	0
4 Miscellaneous	604,164,117	48,129,710	686,271,443	8,647,437,686	7,961,166,243
5 Farm Improvement Scheme	—	—	—	—	0
6 Farm Development Scheme	—	—	—	—	0
7 Farm Recovery Loan	—	—	—	—	0
8 Housing Trust Fund	—	—	—	—	0
9 Bank of Jamaica Deposit	—	—	—	—	0
10 Transportation for Public Officers	—	—	—	—	0

Total Head 27	604,164,117	48,129,710	686,271,443	8,647,437,686	7,961,166,243

Head 28 - Extraordinary Receipts

1 Immigrant Deposits	—	—	—	—	0

2011-20112 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2009/10 (1) J$	Estimates 2010/11 (2) J$	Consolidated Fund Receipts 2010/11 (3) J$	Estimates 2011/12 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$

2 Agriculture Recovery Programme - Sale of Mechanical Implements	—	—	—	—	0
3 Sale of unserviceable goods-Housing Dept and Supply Division Stores	—	—	—	—	0
4 Surplus on Sinking Fund	—	—	—	—	0
5 Proceeds from Foreshore Development	—	—	—	—	0
6 Grants from the European Union	3,673,913,829	12,529,553,000	—	9,190,281,524	9,190,281,524
7 Grants from Government of the Netherlands				—	0
8 Miscellaneous	4,623,711,166	2,072,648,000	2,819,113,604	—	(2,819,113,604)
9 Bauxite Alumina Trading Company				—	0
10 Other Grants	2,016,200,164	3,086,121,000	9,646,644,186	4,089,419,000	(5,557,225,186)
11 Proceeds from Divestment	—	—	1,482,520,000	—	(1,482,520,000)

Total Head 28	10,313,825,159	17,688,322,000	13,948,277,789	13,279,700,524	(668,577,265)

TOTAL CAPITAL REVENUE	11,432,714,979	18,323,849,380	14,942,954,939	22,462,098,217	7,519,143,277

III TRANSFERS FROM CAPITAL DEVELOPMENT FUND

Head 29 - Transfers to Current Account
(a) Transfers in lieu of Income Tax from Alumina Producers	—	—	—	—	0
					0

(b) Other	510,555,000	2,128,900,000	1,400,000,000	1,786,126,900	386,126,900

Total Head 29	510,555,000	2,128,900,000	1,400,000,000	1,786,126,900	386,126,900

Head 30 - Transfers to Capital Account					0

Total Head 30	—	—	—	—	0

TOTAL - TRANSFERS FROM CAPITAL DEVELOPMENT FUND	510,555,000	2,128,900,000	1,400,000,000	1,786,126,900	386,126,900

IV LOAN RECEIPTS

EXTERNAL LOANS

Multilateral

Loans to be raised under Act 39 of 1964

1 World Bank Loans	19,183,854,708	12,093,854,000	1,461,666,780	11,372,405,000	9,910,738,220
2 Inter-American Development Bank	21,689,634,926	34,359,399,000	35,485,411,288	23,755,824,000	(11,729,587,288)
3 Caribbean Development Bank	995,594,328	7,627,989,000	4,632,152,328	5,074,153,000	442,000,672
4 European Union	61,996,000	—	—	—	0
5 World Bank/IDB	—	—	621,940,000	—	(621,940,000)
6 OFID	—	—	—	120,050,000	120,050,000
7 USAID	—	—	73,821,000	—	(73,821,000)
8 OPEC	401,453,000	—	1,888,471,003	277,200,000	(1,611,271,003)
9 OECF	—	—		—	0
10 Other	1,112,550,000	328,393,400	1,061,845,000	—	(1,061,845,000)
					0
Bilateral					0
					0

11 Government of China	604,622,000	3,202,334,000	1,882,855,000	2,981,542,000	1,098,687,000
12 Government of Germany	—	—	—	—	0
13 JBIC	—	705,000,000	—	—	0
14 Kuwait	—	—	—	194,200,000	194,200,000
15 Saudi	—	—	—	—	0
16 PL480	—	—	—	—	0
17 Other	1,179,193,049	—	8,716,287,000	—	(8,716,287,000)

2011-20112 JAMAICA BUDGET

STATEMENT XV

DETAILS OF REVENUE AND LOAN RECEIPTS

HEAD	Accounts 2009/10 (1) J$	Estimates 2010/11 (2) J$	Consolidated Fund Receipts 2010/11 (3) J$	Estimates 2011/12 (4) J$	Increase (+) / Decrease (-) [(4)-(3)] J$

Other Loans					0
					0
18 Capital Market	—	—	34,170,080,000	—	(34,170,080,000)
19 Other	—	—	—	—	0

TOTAL EXTERNAL LOANS	45,228,898,011	58,316,969,400	89,994,529,398	43,775,374,000	(46,219,155,398)

DOMESTIC LOANS

1 Local Commercial Banking Sector	221,937,624	—	88,670,000	—	(88,670,000)
2 Benchmark Notes & Treasury Bills	243,892,806,342	117,971,365,352	124,353,521,713	97,002,820,952	(27,350,700,761)
3 Indexed Bonds & US$ Loans	4,218,396,801	—	—	—	0
4 Other	—	—	48,987,239	—	(48,987,239)

TOTAL DOMESTIC LOANS	248,333,140,767	117,971,365,352	124,491,178,952	97,002,820,952	(27,488,358,000)

TOTAL LOAN RECEIPTS	293,562,038,778	176,288,334,752	214,485,708,350	140,778,194,952	(73,707,513,398)

SUMMARY

Recurrent Revenue	283,322,704,651	307,229,366,568	295,056,835,996	326,535,497,570	31,478,661,574

Capital Revenue	11,432,714,979	18,323,849,380	14,942,954,939	22,462,098,217	7,519,143,277

Transfers from Capital Development Fund	510,555,000	2,128,900,000	1,400,000,000	1,786,126,900	386,126,900

Loan Receipts	293,562,038,778	176,288,334,752	214,485,708,350	140,778,194,952	(73,707,513,398)

TOTAL	588,828,013,408	503,970,450,700	525,885,499,285	491,561,917,638	(34,323,581,647)

The Consolidated Fund Receipts are subject to change